WORLD CLASS
INSTITUTIONAL
ASSET MANAGEMENT
AT A PERSONAL LEVEL


BLACKROCK
CLOSED-END FUNDS


ANNUAL REPORT


December 31, 2002




BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST
BLACKROCK INSURED MUNICIPAL TERM TRUST
BLACKROCK MUNICIPAL 2018 TERM TRUST
BLACKROCK MUNICIPAL TARGET TERM TRUST
BLACKROCK STRATEGIC MUNICIPAL TRUST
BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST
BLACKROCK CALIFORNIA MUNICIPAL 2018 TERM TRUST
BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST
BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST
BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST



NOT FDIC       MAY LOSE VALUE
INSURED        NO BANK GUARANTEE

                                TABLE OF CONTENTS

Letter to Shareholders ......................................................  1
Portfolio Managers' Report ..................................................  2
Trust Summaries .............................................................  6
Portfolios of Investments ................................................... 17
Financial Statements
   Statements of Assets and Liabilities ..................................... 49
   Statements of Operations ................................................. 51
   Statements of Changes in Net Assets ...................................... 53
Financial Highlights ........................................................ 57
Notes to Financial Statements ............................................... 68
Independent Auditors' Report ................................................ 74
Directors/Trustees Information .............................................. 75
Dividend Reinvestment Plans ................................................. 77
Investment Summaries ........................................................ 78
Additional Information ...................................................... 85
Glossary .................................................................... 85



--------------------------------------------------------------------------------

                        PRIVACY PRINCIPLES OF THE TRUSTS

     The Trusts are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trusts collect, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trusts do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of shareholders may become available to the Trusts. The Trusts do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trusts restrict access to non-public personal information about their shareholders to BlackRock employees with a legitimate business need for the information. The Trusts maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS

                                                                January 31, 2003

Dear Shareholder:
      We are pleased to report that during the year, the Trusts continued to provide tax-free monthly income, as well as the opportunity to invest in various diversified portfolios of municipal bond securities.
      The Trusts are actively managed, which means that the management team is continuously monitoring the municipal bond market and adjusting the portfolios to gain exposure to various issuers, revenue sources and security types. This strategy enables the Trusts to move among different sectors, credits and coupons to capitalize on changing market conditions.
      During the year, the municipal market showed strength as large numbers of individual investors, concerned about the economic environment, volatility in the stock market and the relatively low rates paid by CDs and money market instruments, pursued opportunities in municipal bonds. For the year ended December 31, 2002, the LEHMAN BROTHERS MUNICIPAL BOND INDEX(1) had a total return of 9.60%.
      The following table shows the Trusts' yields, tax-equivalent yields (based on the maximum Federal tax rate of 38.6%), closing market prices per share and net asset values ("NAV") per share as of December 31, 2002.

                                                                             TAX-
                                                                          EQUIVALENT   MARKET
                        TRUST                                    YIELD(2)   YIELD(2)    PRICE      NAV
---------------------------------------------------------------------------------------------------------
 BlackRock Insured Municipal 2008 Term Trust (BRM)                 4.79%     7.81%     $16.58    $17.62
---------------------------------------------------------------------------------------------------------
 BlackRock Insured Municipal Term Trust (BMT)                      5.26      8.56       10.94     11.29
---------------------------------------------------------------------------------------------------------
 BlackRock Municipal 2018 Term Trust (BPK)                         5.81      9.46       13.43     14.66
---------------------------------------------------------------------------------------------------------
 BlackRock Municipal Target Term Trust (BMN)                       5.22      8.51       11.01     11.16
---------------------------------------------------------------------------------------------------------
 BlackRock Strategic Municipal Trust (BSD)                         6.55     10.67       13.78     15.01
---------------------------------------------------------------------------------------------------------
 BlackRock California Insured Municipal 2008 Term Trust (BFC)      4.70      7.65       16.44     17.34
---------------------------------------------------------------------------------------------------------
 BlackRock California Municipal 2018 Term Trust (BJZ)              5.49      8.93       13.40     14.59
---------------------------------------------------------------------------------------------------------
 BlackRock Florida Insured Municipal 2008 Term Trust (BRF)         4.71      7.68       15.91     16.41
---------------------------------------------------------------------------------------------------------
 BlackRock New York Insured Municipal 2008 Term Trust (BLN)        4.62      7.53       16.22     17.09
---------------------------------------------------------------------------------------------------------
 BlackRock New York Municipal 2018 Term Trust (BLH)                5.46      8.89       13.46     15.11
---------------------------------------------------------------------------------------------------------
 BlackRock Pennsylvania Strategic Municipal Trust (BPS)            5.90      9.60       14.33     15.61

      BlackRock, Inc. ("BlackRock"), a world leader in asset management, has a proven commitment to the municipal market. As of December 31, 2002, BlackRock managed approximately $14 billion in municipal bonds including six open-end and 35 closed-end municipal bond funds. At BlackRock, we are recognized for our emphasis on risk management and proprietary analytics and for our reputation managing money for the world's largest institutional investors. Individual investors in our closed-end and open-end funds benefit from the same investment management skills and resources as our institutional investors. BlackRock Advisors, Inc., which manages the Trusts, is a wholly owned subsidiary of BlackRock, Inc.

      This report contains a summary of market conditions for the year, a review of the strategy used by your Trusts' managers, the Trusts' audited financial statements and a listing of each of the portfolios' holdings.

      On behalf of BlackRock, we thank you for your continued trust and assure you that we remain committed to excellence in managing your assets.
Sincerely,


/s/ Laurence D. Fink                            /s/ Ralph L. Schlosstein

Laurence D. Fink                                Ralph L. Schlosstein
Chief Executive Officer                         President
BlackRock Advisors, Inc.                        BlackRock Advisors, Inc.

(1) The LEHMAN BROTHERS MUNICIPAL BOND INDEX is designed to measure the performance of the investment grade long-term tax-exempt bond market. The index is unmanaged and cannot be purchased directly.

(2) Yields are based on market price. Tax-equivalent yield assumes the maximum Federal tax rate of 38.6%.

                           PORTFOLIO MANAGERS' REPORT


                                                                January 31, 2003

Dear Shareholder:

     We are pleased to present the audited annual report for the following BlackRock closed-end municipal Trusts:

                                                                     Primary
                             Trust                                   Exchange
     -----------------------------------------------------------     --------
     BlackRock Insured Municipal 2008 Term Trust (BRM)                NYSE
     ---------------------------------------------------------------------------
     BlackRock Insured Municipal Term Trust (BMT)                     NYSE
     ---------------------------------------------------------------------------
     BlackRock Municipal 2018 Term Trust (BPK)                        NYSE
     ---------------------------------------------------------------------------
     BlackRock Municipal Target Term Trust (BMN)                      NYSE
     ---------------------------------------------------------------------------
     BlackRock Strategic Municipal Trust (BSD)                        NYSE
     ---------------------------------------------------------------------------
     BlackRock California Insured Municipal 2008 Term Trust (BFC)     NYSE
     ---------------------------------------------------------------------------
     BlackRock California Municipal 2018 Term Trust (BJZ)             NYSE
     ---------------------------------------------------------------------------
     BlackRock Florida Insured Municipal 2008 Term Trust (BRF)        NYSE
     ---------------------------------------------------------------------------
     BlackRock New York Insured Municipal 2008 Term Trust (BLN)       NYSE
     ---------------------------------------------------------------------------
     BlackRock New York Municipal 2018 Term Trust (BLH)               NYSE
     ---------------------------------------------------------------------------
     BlackRock Pennsylvania Strategic Municipal Trust (BPS)           AMEX

     The annual report reviews the Trusts' market price and NAV performance, summarizes developments in the relevant fixed income markets and discusses recent portfolio management activity for the year ended December 31, 2002.

THE FIXED INCOME MARKETS AND ECONOMIC COMMENTARY

     Fixed income markets displayed considerable vigor during much of 2002. For the year ended December 31, 2002, the LEHMAN BROTHERS U.S. AGGREGATE INDEX, a broad measure of the fixed income market, returned 10.26%. For the past three years, bonds have outperformed stocks, the first time this has occurred in over six decades.

     Despite strong absolute returns, many significant factors continue to hinder the fixed income market. Following the Enron debacle in the closing months of 2001, scandals and accounting issues, as well as difficult economic conditions, continued to weigh on the market. The harsh environment ultimately forced a record number of companies to file for bankruptcy. As a result, corporate issuance dropped off dramatically from its record pace at the beginning of 2002. Also weighing on the market this year were the dual concerns over a potential war with Iraq and the ongoing trepidation over terrorist strikes. The year drew to a close with North Korea threatening to restart its nuclear weapons program, oil prices spiking to a two-year high, and the lingering possibility of war with Iraq.

     Corporate pricing power continues to lag yet it remains a necessary factor for economic growth. During the year, the dollar has depreciated over 15% against the euro and by 10% versus the yen. The decline of the dollar this year is due, in large part, to the widening trade balance, which reached -$40.1 billion in November, its most recent reading. A weaker dollar translates into higher domestic prices as foreign companies will be hard pressed to "break even" and may thus need to raise prices when selling products in the United States. This trend should therefore provide support against lingering deflationary pressures.

     Throughout the year, uncertainty and volatility proved to be the primary themes in nearly all markets. Key economic indicators do not point conclusively to either a sustainable market recovery or to a "double-dip" recession scenario. Fundamental indicators began the period with seemingly optimistic readings, but more recent data point towards an uncertain economic recovery. GDP growth is a prime example of the variance that market measures have displayed throughout the year. GDP growth began 2002 with a strong reading of 5.0%, then lagged expectations for the second quarter, growing only 1.3%, and was ultimately revised upward to 4.0% at the conclusion of the third quarter. However, continued weakness in several key components of the measure fueled concerns over the pace of a full economic recovery. The Consumer Confidence Index ran high through the first half of the year, but has noticeably dropped off since June, stressing the concerns over the strength of the highly leveraged consumer. The unemployment rate has also fluctuated throughout the year, reaching 6.0% in April and once again in November. Recently released jobless data, however, seems to point in the direction of an improving trend.

     The effect of the year's events resulted in the Federal Open Market Committee ("FOMC") reducing interest rates on November 6th. The FOMC cut the Fed Funds rate (already at 40-year lows) by 50 basis points ("bps") to 1.25%. In their decision, the FOMC cited the existence of greater uncertainty and geopolitical risks, which are, "currently inhibiting spending, production, and employment." Since the FOMC's November announcement, the economic recovery has continued to be sluggish, but the financial markets appear to have somewhat stabilized following a period of considerable volatility. Accordingly, the FOMC held rates steady at the December meeting citing the strengthening trends in economic data.

     The pieces that currently appear to be falling into place should eventually foster a healthier economy. Accommodative monetary policy, additional fiscal stimulus, healthier corporate balance sheets and a weaker dollar should stimulate the economic environment. The path to trend or above-trend growth, however, will not be smooth as several significant obstacles remain. Excess capacity and a lack of pricing power, which is hampering profitability and restraining a pick-up in business investment, are the most notable impediments. Furthermore, consumers are showing signs of belt tightening, energy prices have risen sharply and geopolitical risks persist.

     For the year 2002, municipals were one of the best performing sectors on a tax-adjusted total return basis. As measured by the LEHMAN BROTHERS MUNICIPAL BOND INDEX, municipals posted impressive returns over the year, returning 9.60%. Demand remained robust for municipal bonds from both retail and institutional investors as a result of the high taxable-equivalent income offered by these securities. A remarkable aspect of the municipal market's strong performance is its occurrence during a period of record bond issuance. With $357 billion in issuance, 2002 was the single largest issuance year on record for the municipal bond market, surpassing the previous record of $292 billion set in 1993. Despite a rally in the equity markets during October and November, which brought instability to both municipals and the fixed income markets in general, municipal bonds finished the year on a high note. Considering that both December and January have historically been heavy reinvestment periods, the demand for municipals remained robust at the end of the year. Investors continue to seek the relatively low volatility, high credit quality and high after-tax income provided by municipals.

CALIFORNIA

     California is the nation's most populous state with 35 million residents spread over its 163,707 square miles. This massive population produces a $1.3 trillion annual economic output, vying with France for the world's fifth or sixth largest economy (depending on the dollar/euro exchange rate). The state's vast economy turned sluggish in January 2001 and job growth has remained relatively stagnant. The November 2002 jobless rate was 6.4%, higher than both the national rate of 6.0% and last November's 6.1% rate. In contrast to the slower economy, housing prices, spurred by low mortgage rates, continue to advance at a double digit pace (+22% year-over-year in November) and the median single-family home price is $328,000 (November 2002). California's General Fund revenues increased 48% between 1997 and 2001, while spending grew at a slower 41% during the same time frame. This spread enabled the state to accumulate a $7 billion surplus in the fiscal year ("FY") 2001. More recently, the slower economy depressed revenue returns and the state ended FY2002 with income approximately 1% less than projected. The 2003 budget was passed two months late after closing a gap in excess of $23 billion with revenue enhancements and expenditure cuts. To meet cash needs in June 2002 the state sold $7.5 billion of revenue anticipation warrants ("RAWs") and in October 2002, California sold $12.5 billion revenue anticipation notes ("RANs"). In mid-November, the California Department of Water Resources bond proceeds reimbursed the state for twenty months of energy purchases. The state's structural imbalance continues to grow as revenues decline more rapidly than expenditures. In December, the Governor acknowledged a sharply increased budget gap due largely to the steep drop in personal income tax collections. The administration is looking into corrective action for reducing the General Fund deficit, which may require the issuance of RAWs for the repayment of outstanding RANs. Over the next eighteen months the shortfall could grow to $35 billion. California must address its significant structural imbalance which made Standard & Poor's ("S&P") downgrade the state's credit rating from A+ to A. However from the bondholder's perspective, California's large and diverse economy provides sufficient security, as evidenced by Moody's Investor Services ("Moody's") and S&P's A1/A ratings.

FLORIDA

     The state of Florida's historically strong financial position reflects prudent fiscal management combined with a solid and diversified economy. In fact, Florida's $472.1 billion total economic output (in 2000) makes it the nation's fourth largest state economy. The state's strong fiscal management is reflected in its maintenance of its annual General Fund balances vis-a-vis revenues (approximately 2.2% in 2002). This financial cushion provides additional security to both the state and its bondholders. During the recent economic expansion, Florida built up its budget stabilization fund to nearly $1 billion. The state government has met the challenges of limited revenue growth, the recession and the manifestations of the September 11th terrorist attacks, by lowering its income expectations and commensurate expenditures. Sales tax receipts are the General Fund's major revenue source (72% in FY2002), with tourism generating much of this income. Last year's revenue revisions were accurate and the state expects to end FY2002 with a small surplus. Furthermore, current revenue receipts (through November
2002) are 99.61% of November's upward revisions. Florida residents' growing needs for Medicaid (2000 and 2001 combined increase was +22%) and education continue to add pressure to the $50.4 billion budget for FY2003. Florida's policy is to maintain a manageable debt burden while continuing to use bonds to meet capital expenses. Florida's population increased at a 1.8% average annual rate between 1990-2000 to over 16 million residents. This compares to an average increase of 1% for the U.S. overall. Net migration into Florida accounted for 85% of its growth with approximately one-third of the new residents coming from foreign countries. By 2000, elderly residents accounted for 17.5% of the state's population. Although economists anticipate slower future growth, Florida's population expansion continues to exceed that of the nation (April 2000-July 2001 +2.6% versus 1.2% for the U.S.). The state's economy is anchored by tourism, manufacturing and agriculture. Job creation has increased slightly (0.74%) since November 2001. The 5.0% unemployment rate (November 2002) is below that of a year ago (5.6%) and significantly below the national average (6.0%, November 2002). Trade and services, the major employment sectors, have remained flat. Manufacturing jobs continue their slow decline (3% year-over-year) and represent approximately 6% of Florida's employment, which is about one-half the national level. The construction industry is becoming less important as the state's economy diversifies. The state's large economy combined with its conservative fiscal policy result in its Aa2/AA+ ratings by Moody's and S&P.

NEW YORK

     Prudent and responsive fiscal management combined with sufficient reserve funds helped cushion the impact of the recession and the September 11th terrorist attacks on New York State's fiscal well-being. After September 11th, economic growth in New York ceased and the unemployment rate increased to 6% (November 2002). Year-over-year statewide, non-agrarian employment has decreased less than 1% and remains at over 8.5 million jobs. The state benefits from a broad and diverse economic base and a substantial foundation of wealth and resources. However, the terrorist attacks, the recession and the drop in Wall Street employment and profits have had a definite, negative impact on the state finances. New York used the FY2001 surplus ($1.6 billion) to meet its budgetary needs in FY2002, thus diminishing the state's fiscal flexibility. The FY2003 budget was produced in a timely manner, which helped to maintain New York State's AA rating from S&P. Nevertheless, the budget is faced with challenges in maintaining balanced operations as tax receipts are approximately $2 billion below projections. The state's fiscal health is directly linked to that of New York City. The recession, the destruction of the World Trade Center, the resulting devastation to lower Manhattan and the lack of confidence in Wall Street have all had a dramatic impact on the city's business structure. Since September 2001, New York City has lost over 83,100 jobs and has remained depressed; the unemployment rate grew and has returned to 8% in November 2002. The NYC Comptroller's Office does not expect the economy to rebound until mid-2003. The city's administration ended FY2002 in balance, with a small surplus, and closed a $4 billion budget gap for FY2003. To date, FY2003 tax revenues are not meeting projections and the city is faced with the challenge of closing rising budget gaps. The administration is moving on many fronts to reduce expenditures and increase revenues. The city has acted in the areas it controls by increasing property taxes and reducing agency expenditures. Further action is necessary and more cumbersome as it requires agreements with the state and the city's labor unions. Revenue uncertainty and the potential for imminent structural imbalance prompted Moody's and S&P to keep the city's A2/A bond ratings on negative outlook. For bondholders, New York's diverse economy and sophisticated financial management provide sufficient security.

PENNSYLVANIA

     The Commonwealth of Pennsylvania's creditworthiness has steadily improved over the past decade. The commonwealth's population, with over 12 million residents concentrated around the cities of Pittsburgh and Philadelphia, has grown modestly. During the past decade, Pennsylvania's economy has been in transition from heavily manufacturing based employment to a more diversified foundation with trade and service work now accounting for the majority of jobs. The economic transition combined with 0.6% average annual employment growth have fueled the slow decline in the unemployment rate to 5.6% in November 2002, below the 6% national level. Pennsylvania's prudent fiscal management, in response to a FY1991 operating deficit, accompanied the transition in employment fundamentals. Over the past decade, tax changes, fiscal controls and limited borrowing, together with the modestly growing economy, have resulted in positive financial operations. The commonwealth's economy began to slow in March 2001; the new administration has covered a $1.3 billion General Fund revenue shortfall in FY2002 by implementing spending cuts and using reserve funds. The rainy day and reserve funds ended FY2002 at approximately $1.3 billion (4%) of General Fund revenues and FY2002 is also expected to conclude with positive operations. The FY2003 budget anticipated an increase in year-over-year total revenues; as of December revenues are 1.9% less than estimated. Continuing prudent fiscal management prompted the Governor to move $270 million in revenues into a budgetary reserve fund to cover any FY2003 shortfall. Sound financial management supports the commonwealth's stable ratings of Aa2/AA.

     The table below summarizes the approximate amount of leverage, as a percentage of managed assets, for each Trust at December 31, 2002.

--------------------------------------------------------------------------------
                                 TRUST LEVERAGE
--------------------------------------------------------------------------------
  BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST (BRM)                      36%
--------------------------------------------------------------------------------
  BLACKROCK INSURED MUNICIPAL TERM TRUST (BMT)                           37
--------------------------------------------------------------------------------
  BLACKROCK MUNICIPAL 2018 TERM TRUST (BPK)                              37
--------------------------------------------------------------------------------
  BLACKROCK MUNICIPAL TARGET TERM TRUST (BMN)                            37
--------------------------------------------------------------------------------
  BLACKROCK STRATEGIC MUNICIPAL TRUST (BSD)                              36
--------------------------------------------------------------------------------
  BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST (BFC)           37
--------------------------------------------------------------------------------
  BLACKROCK CALIFORNIA MUNICIPAL 2018 TERM TRUST (BJZ)                   37
--------------------------------------------------------------------------------
  BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST (BRF)              37
--------------------------------------------------------------------------------
  BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST (BLN)             36
--------------------------------------------------------------------------------
  BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST (BLH)                     36
--------------------------------------------------------------------------------
  BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST (BPS)                 36
--------------------------------------------------------------------------------

     We look forward to continuing to manage BlackRock's closed-end municipal funds to benefit from the opportunities available to investors in the fixed income markets. We thank you for your investment and continued confidence in the BlackRock closed-end municipal funds. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions that were not addressed in this report.


Sincerely,



/s/ Robert S. Kapito                     /s/ Kevin M. Klingert

Robert S. Kapito                         Kevin M. Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                 BlackRock Advisors, Inc.

TRUST SUMMARIES
DECEMBER 31, 2002

 BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST

                                TRUST INFORMATION
--------------------------------------------------------------------------------
 Symbol on New York Stock Exchange:                                  BRM
--------------------------------------------------------------------------------
 Initial Offering Date:                                      September 18, 1992
--------------------------------------------------------------------------------
 Closing Market Price as of 12/31/02:                              $16.58
--------------------------------------------------------------------------------
 Net Asset Value as of 12/31/02:                                   $17.62
--------------------------------------------------------------------------------
 Yield on Closing Market Price as of 12/31/02 ($16.58):(1)           4.79%
--------------------------------------------------------------------------------
 Current Monthly Distribution per Common Share:(2)                 $ 0.06625
--------------------------------------------------------------------------------
 Current Annualized Distribution per Common Share:(2)              $ 0.79500
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's market price and NAV:

                   -------------------------------------------------------------
                     12/31/02      12/31/01     CHANGE         HIGH        LOW
--------------------------------------------------------------------------------
MARKET PRICE          $16.58        $15.70        5.61%       $16.68     $15.57
--------------------------------------------------------------------------------
NAV                   $17.62        $16.80        4.88%       $17.69     $16.71
--------------------------------------------------------------------------------


The following chart shows the Trust's asset composition:

                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
SECTOR                                   DECEMBER 31, 2002     DECEMBER 31, 2001
--------------------------------------------------------------------------------
City, County & State                           27%                    23%
--------------------------------------------------------------------------------
Power                                          22                     22
--------------------------------------------------------------------------------
Education                                      11                     12
--------------------------------------------------------------------------------
Transportation                                 10                      8
--------------------------------------------------------------------------------
Tax Revenue                                     8                      6
--------------------------------------------------------------------------------
Hospital                                        7                     10
--------------------------------------------------------------------------------
Lease Revenue                                   4                      6
--------------------------------------------------------------------------------
Water & Sewer                                   4                      4
--------------------------------------------------------------------------------
District                                        3                      5
--------------------------------------------------------------------------------
Industrial & Pollution Control                  2                      2
--------------------------------------------------------------------------------
Housing                                         2                      2
--------------------------------------------------------------------------------


As of December 31, 2002, all long-term investments had ratings of AAA/Aaa by S&P, Moody's and/or Fitch.

TRUST SUMMARIES
DECEMBER 31, 2002

 BLACKROCK INSURED MUNICIPAL TERM TRUST


                                TRUST INFORMATION
--------------------------------------------------------------------------------
 Symbol on New York Stock Exchange:                                   BMT
--------------------------------------------------------------------------------
 Initial Offering Date:                                        February 20, 1992
--------------------------------------------------------------------------------
 Closing Market Price as of 12/31/02:                               $10.94
--------------------------------------------------------------------------------
 Net Asset Value as of 12/31/02:                                    $11.29
--------------------------------------------------------------------------------
 Yield on Closing Market Price as of 12/31/02 ($10.94):(1)            5.26%
--------------------------------------------------------------------------------
 Current Monthly Distribution per Common Share:(2)                  $ 0.047917
--------------------------------------------------------------------------------
 Current Annualized Distribution per Common Share:(2)               $ 0.575004
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's market price and NAV:

                    ------------------------------------------------------------
                      12/31/02      12/31/01     CHANGE       HIGH         LOW
--------------------------------------------------------------------------------
MARKET PRICE           $10.94        $10.63       2.92%      $11.00      $10.23
--------------------------------------------------------------------------------
NAV                    $11.29        $10.85       4.06%      $11.58      $10.77
--------------------------------------------------------------------------------


The following chart shows the Trust's asset composition:

                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
SECTOR                                 DECEMBER 31, 2002       DECEMBER 31, 2001
--------------------------------------------------------------------------------
City, County & State                         31%                      32%
--------------------------------------------------------------------------------
Power                                        15                       14
--------------------------------------------------------------------------------
Education                                    14                       10
--------------------------------------------------------------------------------
Water & Sewer                                13                       11
--------------------------------------------------------------------------------
Hospital                                     11                       16
--------------------------------------------------------------------------------
Transportation                                4                        5
--------------------------------------------------------------------------------
Lease Revenue                                 4                        4
--------------------------------------------------------------------------------
Tax Revenue                                   3                        5
--------------------------------------------------------------------------------
District                                      3                       --
--------------------------------------------------------------------------------
Housing                                       2                        3
--------------------------------------------------------------------------------


As of December 31, 2002, all long-term investments had ratings of AAA/Aaa by S&P, Moody's and/or Fitch.

TRUST SUMMARIES
DECEMBER 31, 2002

 BLACKROCK MUNICIPAL 2018 TERM TRUST


                                TRUST INFORMATION
--------------------------------------------------------------------------------
 Symbol on New York Stock Exchange:                                    BPK
--------------------------------------------------------------------------------
 Initial Offering Date:                                         October 26, 2001
--------------------------------------------------------------------------------
 Closing Market Price as of 12/31/02:                                $13.43
--------------------------------------------------------------------------------
 Net Asset Value as of 12/31/02:                                     $14.66
--------------------------------------------------------------------------------
 Yield on Closing Market Price as of 12/31/02 ($13.43):(1)             5.81%
--------------------------------------------------------------------------------
 Current Monthly Distribution per Common Share:(2)                   $ 0.065
--------------------------------------------------------------------------------
 Current Annualized Distribution per Common Share:(2)                $ 0.780
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's market price and NAV:

                  --------------------------------------------------------------
                   12/31/02      12/31/01      CHANGE       HIGH          LOW
--------------------------------------------------------------------------------
MARKET PRICE        $13.43        $13.06        2.83%      $14.29       $12.98
--------------------------------------------------------------------------------
NAV                 $14.66        $13.66        7.32%      $15.07       $13.66
--------------------------------------------------------------------------------


The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
SECTOR                                  DECEMBER 31, 2002      DECEMBER 31, 2001
--------------------------------------------------------------------------------
Industrial & Pollution Control                25%                     21%
--------------------------------------------------------------------------------
Hospitals                                     18                      14
--------------------------------------------------------------------------------
Tobacco                                       12                       6
--------------------------------------------------------------------------------
Housing                                       12                      14
--------------------------------------------------------------------------------
City, County & State                           7                      11
--------------------------------------------------------------------------------
Power                                          7                       6
--------------------------------------------------------------------------------
Lease Revenue                                  4                       8
--------------------------------------------------------------------------------
Education                                      4                       9
--------------------------------------------------------------------------------
Transportation                                 3                       7
--------------------------------------------------------------------------------
Resource Recovery                             --                       3
--------------------------------------------------------------------------------
Tax Revenue                                    1                      --
--------------------------------------------------------------------------------
District                                       1                      --
--------------------------------------------------------------------------------
Water & Sewer                                 --                       1
--------------------------------------------------------------------------------
Other                                          6                      --
--------------------------------------------------------------------------------


                                CREDIT BREAKDOWN*
--------------------------------------------------------------------------------
CREDIT RATING                           DECEMBER 31, 2002      DECEMBER 31, 2001
--------------------------------------------------------------------------------
AAA/Aaa                                       21%                     38%
--------------------------------------------------------------------------------
AA/Aa                                          4                      19
--------------------------------------------------------------------------------
A/A                                           37                      24
--------------------------------------------------------------------------------
BBB/Baa                                       24                      16
--------------------------------------------------------------------------------
BB/Ba                                          4                       3
--------------------------------------------------------------------------------
B/B                                            2                      --
--------------------------------------------------------------------------------
Not Rated                                      8                      --
--------------------------------------------------------------------------------

* Using the higher of S&P's, Moody's or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES
DECEMBER 31, 2002

 BLACKROCK MUNICIPAL TARGET TERM TRUST


                     TRUST INFORMATION
--------------------------------------------------------------------------------
 Symbol on the New York Stock Exchange:                               BMN
--------------------------------------------------------------------------------
 Initial Offering Date:                                       September 27, 1991
--------------------------------------------------------------------------------
 Closing Market Price as of 12/31/02:                               $11.01
--------------------------------------------------------------------------------
 Net Asset Value as of 12/31/02:                                    $11.16
--------------------------------------------------------------------------------
 Yield on Closing Market Price as of 12/31/02 ($11.01):(1)            5.22%
--------------------------------------------------------------------------------
 Current Monthly Distribution per Common Share:(2)                  $ 0.047917
--------------------------------------------------------------------------------
 Current Annualized Distribution per Common Share:(2)               $ 0.575004
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's market price and NAV:

                  --------------------------------------------------------------
                    12/31/02    12/31/01      CHANGE         HIGH          LOW
--------------------------------------------------------------------------------
MARKET PRICE         $11.01      $10.40        5.87%        $11.01       $10.39
--------------------------------------------------------------------------------
NAV                  $11.16      $10.57        5.58%        $11.21       $10.48
--------------------------------------------------------------------------------


The following chart shows the Trust's asset composition:

                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
SECTOR                                  DECEMBER 31, 2002      DECEMBER 31, 2001
--------------------------------------------------------------------------------
City, County & State                          36%                     35%
--------------------------------------------------------------------------------
Power                                         13                       8
--------------------------------------------------------------------------------
Water & Sewer                                 10                      10
--------------------------------------------------------------------------------
Transportation                                 9                      13
--------------------------------------------------------------------------------
Education                                      9                       8
--------------------------------------------------------------------------------
Lease Revenue                                  6                       4
--------------------------------------------------------------------------------
Hospital                                       6                       8
--------------------------------------------------------------------------------
Housing                                        5                       5
--------------------------------------------------------------------------------
Tax Revenue                                    3                       7
--------------------------------------------------------------------------------
District                                       2                      --
--------------------------------------------------------------------------------
Industrial & Pollution Control                 1                      --
--------------------------------------------------------------------------------
Other                                         --                       2
--------------------------------------------------------------------------------


As of December 31, 2002, all long-term investments had ratings of AAA/Aaa by S&P, Moody's and/or Fitch.

TRUST SUMMARIES
DECEMBER 31, 2002

 BLACKROCK STRATEGIC MUNICIPAL TRUST


                                TRUST INFORMATION
--------------------------------------------------------------------------------
 Symbol on New York Stock Exchange:                                    BSD
--------------------------------------------------------------------------------
 Initial Offering Date:                                          August 25, 1999
--------------------------------------------------------------------------------
 Closing Market Price as of 12/31/02:                                $13.78
--------------------------------------------------------------------------------
 Net Asset Value as of 12/31/02:                                     $15.01
--------------------------------------------------------------------------------
 Yield on Closing Market Price as of 12/31/02 ($13.78):(1)             6.55%
--------------------------------------------------------------------------------
 Current Monthly Distribution per Common Share:(2)                   $ 0.075233
--------------------------------------------------------------------------------
 Current Annualized Distribution per Common Share:(2)                $ 0.902796
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's market price and NAV:

                  --------------------------------------------------------------
                    12/31/02      12/31/01      CHANGE       HIGH          LOW
--------------------------------------------------------------------------------
MARKET PRICE         $13.78        $13.58        1.47%      $14.88       $13.15
--------------------------------------------------------------------------------
NAV                  $15.01        $14.33        4.75%      $15.27       $14.05
--------------------------------------------------------------------------------


The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
SECTOR                                DECEMBER 31, 2002       DECEMBER 31, 2001
--------------------------------------------------------------------------------
Industrial & Pollution Control              17%                      18%
--------------------------------------------------------------------------------
Hospital                                    17                       16
--------------------------------------------------------------------------------
Tax Revenue                                 10                       11
--------------------------------------------------------------------------------
Education                                    9                        9
--------------------------------------------------------------------------------
Power                                        9                       11
--------------------------------------------------------------------------------
Transportation                               8                        6
--------------------------------------------------------------------------------
City, County & State                         7                        6
--------------------------------------------------------------------------------
District                                     6                        5
--------------------------------------------------------------------------------
Housing                                      5                        5
--------------------------------------------------------------------------------
Water & Sewer                                4                        7
--------------------------------------------------------------------------------
Tobacco                                      4                        2
--------------------------------------------------------------------------------
Other                                        4                        4
--------------------------------------------------------------------------------

                                CREDIT BREAKDOWN*
--------------------------------------------------------------------------------
CREDIT RATING                         DECEMBER 31, 2002       DECEMBER 31, 2001
--------------------------------------------------------------------------------
AAA/Aaa                                     40%                      37%
--------------------------------------------------------------------------------
AA/Aa                                       16                       19
--------------------------------------------------------------------------------
A/A                                         12                       11
--------------------------------------------------------------------------------
BBB/Baa                                     10                        8
--------------------------------------------------------------------------------
BB/Ba                                       13                       20
--------------------------------------------------------------------------------
B/B                                          3                       --
--------------------------------------------------------------------------------
Not Rated                                    6                        5
--------------------------------------------------------------------------------

----------
* Using the higher of S&P's, Moody's or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES
DECEMBER 31, 2002

 BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST


                                TRUST INFORMATION
--------------------------------------------------------------------------------
 Symbol on New York Stock Exchange:                                   BFC
--------------------------------------------------------------------------------
 Initial Offering Date:                                       September 18, 1992
--------------------------------------------------------------------------------
 Closing Market Price as of 12/31/02:                               $16.44
--------------------------------------------------------------------------------
 Net Asset Value as of 12/31/02:                                    $17.34
--------------------------------------------------------------------------------
 Yield on Closing Market Price as of 12/31/02 ($16.44):(1)            4.70%
--------------------------------------------------------------------------------
 Current Monthly Distribution per Common Share:(2)                  $ 0.064375
--------------------------------------------------------------------------------
 Current Annualized Distribution per Common Share:(2)               $ 0.772500
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's market price and NAV:

                  --------------------------------------------------------------
                    12/31/02      12/31/01     CHANGE       HIGH          LOW
--------------------------------------------------------------------------------
MARKET PRICE         $16.44        $15.90       3.40%      $16.87       $15.55
--------------------------------------------------------------------------------
NAV                  $17.34        $16.77       3.40%      $17.71       $16.65
--------------------------------------------------------------------------------


The following chart shows the Trust's asset composition:

                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
SECTOR                                  DECEMBER 31, 2002      DECEMBER 31, 2001
--------------------------------------------------------------------------------
City, County & State                          28%                     14%
--------------------------------------------------------------------------------
Power                                         18                      13
--------------------------------------------------------------------------------
Lease Revenue                                 13                      19
--------------------------------------------------------------------------------
Transportation                                 9                      13
--------------------------------------------------------------------------------
Education                                      8                       4
--------------------------------------------------------------------------------
Water & Sewer                                  7                      18
--------------------------------------------------------------------------------
Tax Revenue                                    6                       6
--------------------------------------------------------------------------------
District                                       4                       7
--------------------------------------------------------------------------------
Hospital                                       3                       5
--------------------------------------------------------------------------------
Industrial & Pollution Control                 2                      --
--------------------------------------------------------------------------------
Resource Recovery                              1                       1
--------------------------------------------------------------------------------
Housing                                        1                      --
--------------------------------------------------------------------------------


As of December 31, 2002, all long-term investments had ratings of AAA/Aaa by S&P, Moody's and/or Fitch.

TRUST SUMMARIES
DECEMBER 31, 2002

 BLACKROCK CALIFORNIA MUNICIPAL 2018 TERM TRUST


                                TRUST INFORMATION
--------------------------------------------------------------------------------
 Symbol on New York Stock Exchange:                                    BJZ
--------------------------------------------------------------------------------
 Initial Offering Date:                                         October 26, 2001
--------------------------------------------------------------------------------
 Closing Market Price as of 12/31/02:                                $13.40
--------------------------------------------------------------------------------
 Net Asset Value as of 12/31/02:                                     $14.59
--------------------------------------------------------------------------------
 Yield on Closing Market Price as of 12/31/02 ($13.40):(1)             5.49%
--------------------------------------------------------------------------------
 Current Monthly Distribution per Common Share:(2)                   $ 0.06125
--------------------------------------------------------------------------------
 Current Annualized Distribution per Common Share:(2)                $ 0.73500
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.

           The table below summarizes the changes in the Trust's market price and NAV:

                   -------------------------------------------------------------
                     12/31/02    12/31/01      CHANGE        HIGH         LOW
--------------------------------------------------------------------------------
MARKET PRICE          $13.40      $12.85        4.28%       $14.53      $12.85
--------------------------------------------------------------------------------
NAV                   $14.59      $13.63        7.04%       $15.09      $13.35
--------------------------------------------------------------------------------


The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
SECTOR                                 DECEMBER 31, 2002       DECEMBER 31, 2001
--------------------------------------------------------------------------------
City, County & State                         19%                      18%
--------------------------------------------------------------------------------
Transportation                               17                       11
--------------------------------------------------------------------------------
Tobacco                                      16                        6
--------------------------------------------------------------------------------
Lease Revenues                               15                        8
--------------------------------------------------------------------------------
Housing                                       7                        4
--------------------------------------------------------------------------------
Education                                     5                       25
--------------------------------------------------------------------------------
Hospital                                      5                        6
--------------------------------------------------------------------------------
District                                      4                        7
--------------------------------------------------------------------------------
Power                                         3                       --
--------------------------------------------------------------------------------
Industrial & Pollution Control                2                        2
--------------------------------------------------------------------------------
Tax Revenue                                   1                       --
--------------------------------------------------------------------------------
Water & Sewer                                --                       13
--------------------------------------------------------------------------------
Other                                         6                       --
--------------------------------------------------------------------------------

                               CREDIT BREAKDOWN*
--------------------------------------------------------------------------------
CREDIT RATING                          DECEMBER 31, 2002       DECEMBER 31, 2001
--------------------------------------------------------------------------------
AAA/Aaa                                      34%                      56%
--------------------------------------------------------------------------------
AA/Aa                                         4                        4
--------------------------------------------------------------------------------
A/A                                          45                       35
--------------------------------------------------------------------------------
BBB/Baa                                      10                        5
--------------------------------------------------------------------------------
Not Rated                                     7                       --
--------------------------------------------------------------------------------

----------
* Using the higher of S&P's, Moody's or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES
DECEMBER 31, 2002

 BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST


                                TRUST INFORMATION
--------------------------------------------------------------------------------
 Symbol on New York Stock Exchange:                                   BRF
--------------------------------------------------------------------------------
 Initial Offering Date:                                       September 18, 1992
--------------------------------------------------------------------------------
 Closing Market Price as of 12/31/02:                               $15.91
--------------------------------------------------------------------------------
 Net Asset Value as of 12/31/02:                                    $16.41
--------------------------------------------------------------------------------
 Yield on Closing Market Price as of 12/31/02 ($15.91):(1)            4.71%
--------------------------------------------------------------------------------
 Current Monthly Distribution per Common Share:(2)                  $ 0.0625
--------------------------------------------------------------------------------
 Current Annualized Distribution per Common Share:(2)               $ 0.7500
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's market price and NAV:

                 ---------------------------------------------------------------
                    12/31/02     12/31/01     CHANGE        HIGH          LOW
--------------------------------------------------------------------------------
MARKET PRICE         $15.91       $15.40       3.31%       $15.98       $15.18
--------------------------------------------------------------------------------
NAV                  $16.41       $16.01       2.50%       $16.55       $15.80
--------------------------------------------------------------------------------


The following chart shows the Trust's asset composition:

                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
SECTOR                                 DECEMBER 31, 2002       DECEMBER 31, 2001
--------------------------------------------------------------------------------
Tax Revenue                                  29%                      22%
--------------------------------------------------------------------------------
Education                                    16                       22
--------------------------------------------------------------------------------
City, County & State                         15                        7
--------------------------------------------------------------------------------
Lease Revenue                                11                       --
--------------------------------------------------------------------------------
Power                                        11                       11
--------------------------------------------------------------------------------
Water & Sewer                                 7                       15
--------------------------------------------------------------------------------
Resource Recovery                             3                        3
--------------------------------------------------------------------------------
Transportation                                3                        8
--------------------------------------------------------------------------------
Housing                                       3                       --
--------------------------------------------------------------------------------
District                                      1                        1
--------------------------------------------------------------------------------
Hospital                                     --                       11
--------------------------------------------------------------------------------
Other                                         1                       --
--------------------------------------------------------------------------------


As of December 31, 2002, all long-term investments had ratings of AAA/Aaa by S&P, Moody's and/or Fitch.

TRUST SUMMARIES
DECEMBER 31, 2002

 BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST


                                TRUST INFORMATION
--------------------------------------------------------------------------------
 Symbol on New York Stock Exchange:                                   BLN
--------------------------------------------------------------------------------
 Initial Offering Date:                                       September 18, 1992
--------------------------------------------------------------------------------
 Closing Market Price as of 12/31/02:                               $16.22
--------------------------------------------------------------------------------
 Net Asset Value as of 12/31/02:                                    $17.09
--------------------------------------------------------------------------------
 Yield on Closing Market Price as of 12/31/02 ($16.22):(1)            4.62%
--------------------------------------------------------------------------------
 Current Monthly Distribution per Common Share:(2)                  $ 0.0625
--------------------------------------------------------------------------------
 Current Annualized Distribution per Common Share:(2)               $ 0.7500
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's market price and NAV:

                ----------------------------------------------------------------
                   12/31/02     12/31/01     CHANGE        HIGH           LOW
--------------------------------------------------------------------------------
MARKET PRICE        $16.22       $15.50       4.65%       $16.35        $15.18
--------------------------------------------------------------------------------
NAV                 $17.09       $16.22       5.36%       $17.29        $16.11
--------------------------------------------------------------------------------


The following chart shows the Trust's asset composition:

                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
SECTOR                               DECEMBER 31, 2002       DECEMBER 31, 2001
--------------------------------------------------------------------------------
Transportation                             27%                      24%
--------------------------------------------------------------------------------
Education                                  18                       11
--------------------------------------------------------------------------------
City, County & State                       17                       20
--------------------------------------------------------------------------------
Hospital                                   11                       14
--------------------------------------------------------------------------------
Water & Sewer                              11                       14
--------------------------------------------------------------------------------
Power                                       5                        5
--------------------------------------------------------------------------------
Tax Revenue                                 4                        1
--------------------------------------------------------------------------------
Housing                                     4                        5
--------------------------------------------------------------------------------
Lease Revenue                               3                        4
--------------------------------------------------------------------------------
District                                   --                        2
--------------------------------------------------------------------------------


As of December 31, 2002, all long-term investments had ratings of AAA/Aaa by S&P, Moody's and/or Fitch.

TRUST SUMMARIES
DECEMBER 31, 2002

 BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST


                                TRUST INFORMATION
--------------------------------------------------------------------------------
 Symbol on New York Stock Exchange:                                    BLH
--------------------------------------------------------------------------------
 Initial Offering Date:                                         October 26, 2001
--------------------------------------------------------------------------------
 Closing Market Price as of 12/31/02:                                $13.46
--------------------------------------------------------------------------------
 Net Asset Value as of 12/31/02:                                     $15.11
--------------------------------------------------------------------------------
 Yield on Closing Market Price as of 12/31/02 ($13.46):(1)             5.46%
--------------------------------------------------------------------------------
 Current Monthly Distribution per Common Share:(2)                   $ 0.06125
--------------------------------------------------------------------------------
 Current Annualized Distribution per Common Share:(2)                $ 0.73500
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's market price and NAV:

--------------------------------------------------------------------------------
                      12/31/02      12/31/01      CHANGE       HIGH         LOW
--------------------------------------------------------------------------------
MARKET PRICE           $13.46        $13.15        2.36%      $14.30      $12.90
--------------------------------------------------------------------------------
NAV                    $15.11        $13.58       11.27%      $15.36      $13.58
--------------------------------------------------------------------------------


The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
SECTOR                                 DECEMBER 31, 2002       DECEMBER 31, 2001
--------------------------------------------------------------------------------
Education                                    21%                      25%
--------------------------------------------------------------------------------
Hospital                                     19                       10
--------------------------------------------------------------------------------
Transportation                               14                       17
--------------------------------------------------------------------------------
Tobacco                                      11                        7
--------------------------------------------------------------------------------
City, County & State                         11                        9
--------------------------------------------------------------------------------
Lease Revenue                                 7                        9
--------------------------------------------------------------------------------
Tax Revenue                                   6                        5
--------------------------------------------------------------------------------
Housing                                       5                        3
--------------------------------------------------------------------------------
Power                                         1                        1
--------------------------------------------------------------------------------
Water & Sewer                                --                       14
--------------------------------------------------------------------------------
Other                                         5                       --

                                CREDIT BREAKDOWN*
--------------------------------------------------------------------------------
CREDIT RATING                          DECEMBER 31, 2002       DECEMBER 31, 2001
--------------------------------------------------------------------------------
AAA/Aaa                                      25%                      19%
--------------------------------------------------------------------------------
AA/Aa                                        40                       66
--------------------------------------------------------------------------------
A/A                                          24                       15
--------------------------------------------------------------------------------
BBB/Baa                                       3                       --
--------------------------------------------------------------------------------
B/B                                           3                       --
--------------------------------------------------------------------------------
Not Rated                                     5                       --
--------------------------------------------------------------------------------

----------
* Using the higher of S&P's, Moody's or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES
DECEMBER 31, 2002

 BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST


                                TRUST INFORMATION
--------------------------------------------------------------------------------
 Symbol on American Stock Exchange:                                    BPS
--------------------------------------------------------------------------------
 Initial Offering Date:                                          August 25, 1999
--------------------------------------------------------------------------------
 Closing Market Price as of 12/31/02:                                $14.33
--------------------------------------------------------------------------------
 Net Asset Value as of 12/31/02:                                     $15.61
--------------------------------------------------------------------------------
 Yield on Closing Market Price as of 12/31/02 ($14.33):(1)             5.90%
--------------------------------------------------------------------------------
 Current Monthly Distribution per Common Share:(2)                   $ 0.070417
--------------------------------------------------------------------------------
 Current Annualized Distribution per Common Share:(2)                $ 0.845004
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2) The distribution is not constant and is subject to change. The monthly distribution was increased in July 2002 for shareholders of record July 15, 2002, from $0.0681 to $0.070417 per common share.


The table below summarizes the changes in the Trust's market price and NAV:

                 ---------------------------------------------------------------
                    12/31/02      12/31/01     CHANGE        HIGH         LOW
--------------------------------------------------------------------------------
MARKET PRICE         $14.33        $14.03       2.14%       $15.20      $13.36
--------------------------------------------------------------------------------
NAV                  $15.61        $14.65       6.55%       $15.92      $14.58
--------------------------------------------------------------------------------


The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
SECTOR                               DECEMBER 31, 2002       DECEMBER 31, 2001
--------------------------------------------------------------------------------
Education                                  20%                      25%
--------------------------------------------------------------------------------
Hospital                                   18                       15
--------------------------------------------------------------------------------
Transportation                             16                       16
--------------------------------------------------------------------------------
Housing                                    12                       12
--------------------------------------------------------------------------------
Water & Sewer                              12                       12
--------------------------------------------------------------------------------
Lease Revenue                               5                       --
--------------------------------------------------------------------------------
City, County & State                        4                        4
--------------------------------------------------------------------------------
Industrial & Pollution Control              4                        4
--------------------------------------------------------------------------------
Power                                      --                        3
--------------------------------------------------------------------------------
Other                                       9                        9
--------------------------------------------------------------------------------

                                CREDIT BREAKDOWN*
--------------------------------------------------------------------------------
CREDIT RATING                        DECEMBER 31, 2002       DECEMBER 31, 2001
--------------------------------------------------------------------------------
AAA/Aaa                                    54%                      60%
--------------------------------------------------------------------------------
AA/Aa                                      14                       15
--------------------------------------------------------------------------------
A/A                                         6                        9
--------------------------------------------------------------------------------
BBB/Baa                                    10                       --
--------------------------------------------------------------------------------
BB/Ba                                       5                        5
--------------------------------------------------------------------------------
Not Rated                                  11                       11
--------------------------------------------------------------------------------

----------
* Using the higher of S&P's, Moody's or Fitch's rating. Percentages based on long-term investments.

PORTFOLIO OF INVESTMENT
DECEMBER 31, 2002

 BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--148.9%
                        ALABAMA--1.5%
    AAA      $ 6,555    Birmingham Jefferson Civic Ctr. Auth., Ser. A, 4.25%, 1/01/09, FSA ..........  No Opt. Call   $  7,003,821
                                                                                                                      ------------
                        ALASKA--0.9%
    AAA        4,000    Anchorage, GO, Ser. B, 3.75%, 7/01/09, MBIA .................................  No Opt. Call      4,134,800
                                                                                                                      ------------
                        ARIZONA--1.9%
    AAA        4,000    Chandler, GO, Zero Coupon, 7/01/08, FGIC ....................................  No Opt. Call      3,390,320
    AAA        1,000    Phoenix Str. &  Hwy. Rev., 4.25%, 7/01/09, FGIC .............................  No Opt. Call      1,068,880
    AAA        4,200    Pima Cnty. Str. & Hwy. Rev., 4.125%, 7/01/09, FGIC ..........................   07/08 @ 101      4,456,788
                                                                                                                      ------------
                                                                                                                         8,915,988
                                                                                                                      ------------
                        CALIFORNIA--2.5%
                        California Dept. of Wtr. Res. Pwr. Sply. Rev., Ser. A,
    AAA        5,000      3.125%, 5/01/08, FSA ......................................................  No Opt. Call      5,110,750
    AAA        5,000      3.375%, 5/01/09, MBIA .....................................................  No Opt. Call      5,129,850
    AAA        1,890    California Hlth. Facs. Fin. Auth. Rev., Marin Gen. Hosp., Ser. A, 5.75%,
                          8/01/09, FSA ..............................................................   08/03 @ 102      1,968,718
                                                                                                                      ------------
                                                                                                                        12,209,318
                                                                                                                      ------------
                        COLORADO--2.3%
    AAA        2,000    E-470 Pub. Hwy. Auth. Rev., Ser. B, Zero Coupon, 9/01/11, MBIA ..............  No Opt. Call      1,411,200
    AAA        1,000    El Paso Cnty. Co., COP, Detention Fac. Proj., Ser. B, 3.20%, 12/01/08, AMBAC   No Opt. Call      1,022,550
    AAA        6,965    Regl. Transp. Dist., COP, Transp. Vehicles Proj., Ser. A, 5.00%,
                          6/01/08, MBIA .............................................................   06/07 @ 101      7,691,032
    AAA        1,000    Thornton, COP, 3.25%, 12/01/08, AMBAC .......................................  No Opt. Call      1,025,250
                                                                                                                      ------------
                                                                                                                        11,150,032
                                                                                                                      ------------
                        DISTRICT OF COLUMBIA--3.7%
                        Dist. of Columbia, GO,
    AAA          195      Ser. B, 5.50%, 6/01/09, FSA ...............................................       ETM            224,796
    AAA        2,605      Ser. B, 5.50%, 6/01/09, FSA ...............................................  No Opt. Call      2,949,277
    AAA       10,000      Ser. B-1, 5.50%, 6/01/08, AMBAC ...........................................  No Opt. Call     11,289,400
    AAA          320+     Ser. E, 5.875%, 6/01/03, MBIA .............................................       N/A            332,557
    AAA        2,750      Ser. E, 5.875%, 6/01/08, MBIA .............................................       ETM          2,855,627
                                                                                                                      ------------
                                                                                                                        17,651,657
                                                                                                                      ------------
                        FLORIDA--4.2%
    AAA        2,280    Broward Cnty. Sch. Brd., COP, Ser. B, 4.25%, 7/01/09, FSA ...................  No Opt. Call      2,437,047
    AAA       13,890    Florida Dept. of Env. Protection Prestn. Rev., Ser. B, 5.00%, 7/01/09, MBIA .  No Opt. Call     15,481,516
    AAA        2,080    Tampa Wtr. & Swr. Rev., 5.50%, 10/01/08, FSA ................................  No Opt. Call      2,377,731
                                                                                                                      ------------
                                                                                                                        20,296,294
                                                                                                                      ------------
                        GEORGIA--3.4%
    AAA        5,000    Georgia, GO, Ser. E, 5.25%, 2/01/10 .........................................  No Opt. Call      5,637,550
    AAA       10,000    Monroe Cnty., PCR, Pwr. Co. Plant Vogtle Proj., 4.20%, 1/01/12, AMBAC .......  No Opt. Call     10,643,200
                                                                                                                      ------------
                                                                                                                        16,280,750
                                                                                                                      ------------
                        HAWAII--3.1%
                        Hawaii, GO, FSA,
    AAA        6,510      Ser. CY, 4.00%, 2/01/09 ...................................................  No Opt. Call      6,882,762
    AAA        8,045      Ser. CZ, 3.25%, 7/01/09 ...................................................  No Opt. Call      8,133,656
                                                                                                                      ------------
                                                                                                                        15,016,418
                                                                                                                      ------------
                        ILLINOIS--17.3%
    AAA       14,205    Chicago O'Hare Intl. Arpt. Rev., Ser. A, 6.25%, 1/01/08, MBIA ...............   01/05 @ 102     15,615,414
                        Chicago Park Dist., Parking Rev., GO, Ser. A, FGIC,
    AAA        3,290      3.00%, 1/01/08 ............................................................  No Opt. Call      3,320,893
    AAA        1,750      3.50%, 1/01/09 ............................................................  No Opt. Call      1,794,468
    AAA        3,105    Chicago Pub. Bldg. Rev., Ser. A, Zero Coupon, 1/01/07, MBIA .................       ETM          2,805,585
                        Chicago Sch. Fin. Auth., GO, Ser. A, FGIC,
    AAA       13,000      6.25%, 6/01/07 ............................................................   01/03 @ 102     13,319,020
    AAA        9,150      6.25%, 6/01/09 ............................................................   01/03 @ 102      9,374,541




                       See Notes to Financial Statements.

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
                        ILLINOIS (CONTINUED)
                        Cook Cnty. High Sch., GO,
    AAA      $ 2,000      Arlington Heights, 4.50%, 12/01/08, FSA ...................................  No Opt. Call   $  2,173,300
    AAA        5,980      J. Sterling Morton Twnshp., Zero Coupon, 12/01/09, FGIC ...................  No Opt. Call      4,689,337
    AAA        8,985    Du Page Cnty. Forest Presvtn. Dist., Zero Coupon, 11/01/08 ..................  No Opt. Call      7,453,866
                        Illinois, Ser. 1, GO, MBIA,
    AAA        6,750      3.50%, 7/01/08 ............................................................  No Opt. Call      6,969,847
    AAA        5,000      3.75%, 7/01/09 ............................................................  No Opt. Call      5,177,400
    AAA        1,455    Kane & Du Page Cntys. Sch. Dist., GO, Ser. A, 3.75%, 1/01/09, FSA ...........  No Opt. Call      1,511,760
                        Met. Pier & Exposition Auth., Dedicated St. Tax Rev., McCormick Place
                          Expansion Proj., FGIC,
    AAA        8,385      Zero Coupon, 6/15/08 ......................................................       ETM          7,161,377
    AAA          215      Zero Coupon, 6/15/08 ......................................................  No Opt. Call        181,494
    AAA        1,570      Ser. A, Zero Coupon, 6/15/08 ..............................................       ETM          1,340,890
                                                                                                                      ------------
                                                                                                                        82,889,192
                                                                                                                      ------------
                        INDIANA--1.5%
                        Indiana Hlth. Fac. Fin. Auth., Hosp. Rev. & Impvt., Ancilla Sys. Inc., MBIA,
    AAA        3,860      Ser. A, 6.25%, 7/01/08 ....................................................   01/03 @ 102      4,146,258
    AAA        2,965      Ser. B, 6.25%, 7/01/08 ....................................................   01/03 @ 102      3,184,884
                                                                                                                      ------------
                                                                                                                         7,331,142
                                                                                                                      ------------
                        IOWA--0.9%
    AAA        4,195    Muscatine Elec. Rev., 5.00%, 1/01/08, FSA ...................................   01/03 @ 100      4,195,000
                                                                                                                      ------------
                        KANSAS--0.2%
    AAA        1,000    Kansas Dev. Fin. Auth. Rev., Pub. Wtr. Sply., 4.00%, 4/01/09, AMBAC .........  No Opt. Call      1,056,960
                                                                                                                      ------------
                        KENTUCKY--0.7%
    AAA        3,890    Owensboro Elec. Lt. & Pwr. Rev., Ser. B, Zero Coupon, 1/01/09, AMBAC ........  No Opt. Call      3,200,536
                                                                                                                      ------------
                        LOUISIANA--1.2%
    AAA        5,770    Louisiana Pub. Facs. Auth. Rev., Ochsner Clinic Fndtn. Proj., Ser. A, 3.50%,
                          5/15/09, MBIA .............................................................  No Opt. Call      5,894,921
                                                                                                                      ------------
                        MASSACHUSETTS--4.4%
    AAA        4,465+   Chelsea Sch. Proj. Loan, 6.00%, 6/15/04, AMBAC ..............................       N/A          4,854,750
                        Massachusetts Bay Trans. Auth. Rev., Ser. B, MBIA,
    AAA          200+     6.00%, 3/01/03 ............................................................       N/A            205,482
    AAA        5,800      6.00%, 3/01/10 ............................................................   03/03 @ 102      5,954,512
    AAA       10,000    Massachusetts Hsg. Fin. Agcy. Proj., Ser. A, 5.95%, 10/01/08, AMBAC .........   04/03 @ 102     10,292,600
                                                                                                                      ------------
                                                                                                                        21,307,344
                                                                                                                      ------------
                        MICHIGAN--5.3%
    AAA        1,665    Detroit, GO, 3.50%, 4/01/09, MBIA ...........................................  No Opt. Call      1,707,025
    AAA        6,315    Detroit City Sch. Dist., GO, Sch. Bldg. & Site Impvt., Ser. A, 4.00%,
                          5/01/09, FGIC .............................................................  No   Opt. Call    6,656,768
                        Lake Orion, Cmnty. Sch. Dist., AMBAC,
    AAA        3,290+     6.60%, 5/01/05 ............................................................       N/A          3,707,632
    AAA        3,285+     6.70%, 5/01/05 ............................................................       N/A          3,709,455
    AAA        3,000    Michigan Trunk Line, Ser. A, 4.125%, 11/01/08, FSA ..........................  No Opt. Call      3,206,580
    AAA        2,695    West Ottawa Pub. Sch. Dist., GO, Ser. B, 3.50%, 5/01/09, FGIC ...............  No Opt. Call      2,770,163
    AAA        3,400    Wyandotte, Elec. Rev., 6.25%, 10/01/08, MBIA ................................  No Opt. Call      3,881,882
                                                                                                                      ------------
                                                                                                                        25,639,505
                                                                                                                      ------------
                        MISSISSIPPI--0.5%
    AAA        2,175    De Soto Cnty. Sch. Dist., GO, 3.25%, 2/01/09,  FSA ..........................  No Opt. Call      2,204,645
                                                                                                                      ------------
                        NEVADA--2.2%
                        Nevada Dept. of Bus. & Ind., Las Vegas Monorail Proj., AMBAC,
    AAA        2,085      Zero Coupon, 1/01/09 ......................................................  No Opt. Call      1,690,351
    AAA        3,585      Zero Coupon, 1/01/10 ......................................................  No Opt. Call      2,742,095
                        Washoe Cnty. Arpt. Auth., Sys. Impvt. Rev., Ser. B, MBIA,
    AAA        3,135      5.70%, 7/01/07 ............................................................   07/03 @ 102      3,257,923
    AAA        2,645      5.75%, 7/01/08 ............................................................   07/03 @ 102      2,749,504
                                                                                                                      ------------
                                                                                                                        10,439,873
                                                                                                                      ------------
                        NEW JERSEY--12.7%
    AAA        1,000    Monmouth Cnty. Impvt. Auth. Rev., Gov't. Loan, 5.00%, 12/01/08, FSA .........  No Opt. Call      1,121,710
    AAA       24,495+   New Jersey, GO, Ser. D, 6.00%, 2/15/03, MBIA ................................       N/A         25,114,968
    AAA       30,275+   New Jersey Econ. Dev. Auth., Mkt. Transp. Fac. Rev., Ser. A, 5.80%, 7/01/04,
                          MBIA                                                                              N/A         32,914,980
    AAA        1,750    New Jersey Transp. Trust Fund Auth., Transp. Sys., Ser. C, 5.25%, 12/15/08,
                          AMBAC .....................................................................  No Opt. Call      1,985,078
                                                                                                                      ------------
                                                                                                                        61,136,736
                                                                                                                      ------------


                       See Notes to Financial Statements.

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
                        NEW MEXICO--1.2%
    AAA      $ 2,030    Farmington Util. Sys. Rev., Refunding Ser. A, 3.50%, 5/15/09, FSA ...........  No Opt. Call   $  2,082,212
    AAA        3,380    New Mexico Fin. Auth. Rev., Pub. Proj., Ser. A, 3.80%, 6/01/08, MBIA ........  No Opt. Call      3,551,028
                                                                                                                      ------------
                                                                                                                         5,633,240
                                                                                                                      ------------
                        NEW YORK--13.3%
    AAA       15,915    New York, GO, Ser. F, 5.25%, 9/15/09, MBIA ..................................   09/08 @ 101     17,880,662
                        New York City, GO, MBIA,
    AAA        5,000      Ser. E, 6.125%, 8/01/06 ...................................................  No Opt. Call      5,646,200
    AAA       15,500      Ser. E, 6.20%, 8/01/07 ....................................................  No Opt. Call     17,819,265
    AAA        5,000      Ser. G, 5.75%, 2/01/08 ....................................................  02/06 @ 101.5     5,510,600
                        New York Env. Fac. Corp., PCR, Ser. D,
    AAA        3,760+     6.50%, 11/15/04 ...........................................................       N/A          4,194,881
    AAA        3,400      6.50%, 5/15/07 ............................................................   11/04 @ 102      3,773,252
    AAA        1,030      6.50%, 11/15/07 ...........................................................   11/04 @ 102      1,145,247
    AAA        3,395    New York Thruway Auth. Svc. Contract Rev., Local Hwy. & Brdg., Ser. A,
                          5.40%, 1/01/09, MBIA ......................................................   01/05 @ 102      3,670,674
    AAA        4,000    Port Auth. of NY & NJ Rev., Ser. 129, 2.875%, 11/01/08, FSA .................  No Opt. Call      4,028,080
                                                                                                                      ------------
                                                                                                                        63,668,861
                                                                                                                      ------------
                        NORTH CAROLINA--8.4%
    AAA        1,000+   Cumberland Cnty., COP, Civic Ctr. Proj., Ser. A, 6.375%, 12/01/04, AMBAC ....       N/A          1,113,560
                        No. Carolina Eastn. Mun. Pwr. Agcy. Sys. Rev., Ser. B,
    AAA       13,500      6.125%, 1/01/09, FGIC .....................................................  No Opt. Call     15,754,770
    AAA        5,000      7.00%, 1/01/08, CAPMAC ....................................................  No Opt. Call      5,962,100
    AAA       14,675      7.25%, 1/01/07, CAPMAC ....................................................  No Opt. Call     17,383,565
                                                                                                                      ------------
                                                                                                                        40,213,995
                                                                                                                      ------------
                        OHIO--0.8%
    AAA        2,410+   Cleveland, GO, 6.40%, 11/15/04, MBIA ........................................       N/A          2,679,583
    AAA        1,000+   Ohio Bldg. Auth. Rev., Juvenile Correctional Proj., Ser. A, 6.50%, 10/01/04,
                          AMBAC .....................................................................       N/A          1,107,590
                                                                                                                      ------------
                                                                                                                         3,787,173
                                                                                                                      ------------
                        OREGON--1.6%
                        Oregon Dept. of Admin. Svcs., FSA,
    AAA        2,905      COP, Ser. A, 5.00%, 11/01/08 ..............................................  No Opt. Call      3,191,462
    AAA        2,255      Lottery Rev., Ser. C, 3.125%, 4/01/09 .....................................  No Opt. Call      2,277,009
    AAA        2,000    Washington & Clackamas Cntys. Sch. Dist., GO, 3.75%, 6/15/08, MBIA ..........  No Opt. Call      2,107,240
                                                                                                                      ------------
                                                                                                                         7,575,711
                                                                                                                      ------------
                        PENNSYLVANIA--10.9%
    AAA        4,000    Allegheny Cnty. Hosp. Dev. Auth. Rev., Magee Women's Hosp., 6.25%, 10/01/08,
                          FGIC ......................................................................   01/03 @ 102      4,094,640
    AAA        1,460    Bensalem Twp. Sch. Dist., GO, 3.25%, 8/15/09, FGIC ..........................  No Opt. Call      1,472,877
                        Dauphin Cnty. Gen. Auth. Hosp. Rev., HAPSCO-Western Pennsylvania Hosp. Proj.,
                          MBIA,
    AAA       10,000      Ser. A, 6.25%, 7/01/08 ....................................................       ETM         10,213,300
    AAA        5,000      Ser. B, 6.25%, 7/01/08 ....................................................   01/03 @ 102      5,587,300
    AAA        6,600    Erie Cnty. Hosp. Auth. Rev., St. Vincent Hlth. Ctr. Proj., Ser. A, 6.25%,
                          7/01/08, MBIA .............................................................   01/03 @ 102      6,756,948
    AAA        3,500    Indiana Cnty. Indl. Dev. Auth., PCR, Elec. & Gas Corp., Ser. A, 6.00%,
                          6/01/06, MBIA .............................................................  No Opt. Call      3,964,415
                        Pennsylvania Dept. of Gen. Svcs., COP, FSA,
    AAA        2,075      4.50%, 5/01/08 ............................................................  No Opt. Call      2,255,172
    AAA        2,120      4.50%, 11/01/08 ...........................................................  No Opt. Call      2,308,383
    AAA        2,165      4.50%, 5/01/09 ............................................................  No Opt. Call      2,350,497
    AAA        2,220      4.50%, 11/01/09 ...........................................................  No Opt. Call      2,409,699
    AAA        3,175    Philadelphia, GO, 4.10%, 9/15/08, FSA .......................................  No Opt. Call      3,384,963
    AAA        3,125    Pittsburgh Pub. Parking Auth., Parking Rev., 3.25%, 12/01/08, AMBAC .........  No Opt. Call      3,195,344
    AAA        3,955    West Chester Area Sch. Dist., GO, Ser. AA, 3.65%, 1/15/09, MBIA .............   07/07 @ 100      4,061,429
                                                                                                                      ------------
                                                                                                                        52,054,967
                                                                                                                      ------------
                        SOUTH CAROLINA--0.8%
    AAA        2,020    Chester Cnty. Sch. Dist., 3.25%, 2/01/09, FSA ...............................  No Opt. Call      2,053,148
    AAA        1,705    Lexington Cnty. Sch. Dist. No. 1, COP, 3.50%, 3/01/09, AMBAC ................  No Opt. Call      1,757,173
                                                                                                                      ------------
                                                                                                                         3,810,321
                                                                                                                      ------------
                        TENNESSEE--0.2%
    AAA        1,000    Clarksville Wtr., Swr. & Gas Rev., 4.30%, 2/01/09, FSA ......................  No Opt. Call      1,071,530
                                                                                                                      ------------



                       See Notes to Financial Statements.

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
                        TEXAS--19.7%
    AAA      $ 5,380    Austin, GO, Pub. Impvt., 3.50%, 9/01/08, FSA ................................  No Opt. Call   $  5,560,230
                        Austin Util. Sys. Rev.,
    AAA       11,515      Ser. A, Zero Coupon, 11/15/08, MBIA .......................................  No Opt. Call      9,502,408
    AAA        5,000      Ser. A, Zero Coupon, 11/15/09, AMBAC ......................................  No Opt. Call      3,916,350
    AAA        5,000      Ser. A, Zero Coupon, 11/15/09, MBIA .......................................  No Opt. Call      3,916,350
    AAA        5,000      6.625%, 11/15/08, AMBAC ...................................................  No Opt. Call      6,002,300
                        Coppell Indpt. Sch. Dist., MBIA,
    AAA        1,430      6.10%, 8/15/09 ............................................................       ETM          1,707,249
    AAA          620      6.10%, 8/15/09 ............................................................   02/03 @ 100        623,013
    AAA        4,390    Houston Indpt. Sch. Dist., Zero Coupon, 8/15/09, AMBAC ......................  No Opt. Call      3,469,154
    AAA        2,010    Lower Colorado River Auth. Rev., 3.50%, 5/15/09, MBIA .......................  No Opt. Call      2,061,697
    AAA        6,000    San Antonio Elec. & Gas Rev., Ser. B, Zero Coupon, 2/01/10, FGIC ............       ETM          4,623,000
    AAA        9,050    Tarrant Regl. Wtr. Dist., Impvt., 3.50%, 3/01/09, FSA .......................  No Opt. Call      9,275,526
                        Texas Mun. Pwr. Agcy. Rev.,
    AAA          590      Zero Coupon, 9/01/08, AMBAC ...............................................       ETM            500,821
    AAA       14,410      Zero Coupon, 9/01/08, AMBAC ...............................................  No Opt. Call     11,971,252
    AAA          630      Zero Coupon, 9/01/09, AMBAC ...............................................       ETM            506,060
    AAA       15,545      Zero Coupon, 9/01/09, AMBAC ...............................................  No Opt. Call     12,265,005
    AAA        7,000      5.00%, 9/01/10, FGIC ......................................................   09/04 @ 100      7,196,420
    AAA        5,900    Texas Pub. Fin. Auth. Bldg. Rev., Ser. B, 6.25%, 2/01/09, AMBAC .............  No Opt. Call      6,938,518
    AAA        2,270    Texas Pub. Fin. Auth. Rev., 3.50%, 2/01/09, FGIC ............................  No Opt. Call      2,319,531
    AAA        2,275    Ysleta Indpt. Sch. Dist., GO, Zero Coupon, 8/15/08 ..........................  No Opt. Call      1,892,732
                                                                                                                      ------------
                                                                                                                        94,247,616
                                                                                                                      ------------
                        UTAH--3.6%
                        Intermountain Pwr. Agcy. Pwr. Supply Rev., Ser. B, MBIA,
    AAA        2,215      6.00%, 7/01/07 ............................................................       ETM          2,576,798
    AAA        1,285      6.00%, 7/01/07 ............................................................  No Opt. Call      1,473,124
    AAA        1,550+   Salt Lake Cnty. Mun. Bldg. Auth. Lease Rev., Ser. A, 6.05%, 10/01/04, MBIA ..       N/A          1,689,686
    AAA       10,300    Utah, GO, Ser. F, 5.00%, 7/01/10 ............................................   07/07 @ 100     11,544,240
                                                                                                                      ------------
                                                                                                                        17,283,848
                                                                                                                      ------------
                        WASHINGTON--13.3%
                        King Cnty., GO,
    AAA        3,060      Pub. Transp. Sales Tax, 3.50%, 12/01/08, FSA ..............................  No Opt. Call      3,161,806
    AAA       12,850      Ser. D, 5.55%, 12/01/08, MBIA .............................................   12/07 @ 102     14,627,926
    AAA        5,710    Seattle Impvt. Ltd. Tax, 4.00%, 7/01/08, FSA ................................  No Opt. Call      6,031,187
                        Snohomish Cnty. Sch. Dist., GO, MBIA,
    AAA        2,235+     6.10%, 12/01/03 ...........................................................       N/A          2,379,337
    AAA        1,765      6.10%, 12/01/08 ...........................................................   12/03 @ 102      1,870,335
    AAA        2,045    Washington, Motor Vehicle Fuel Tax, GO, 4.00%, 7/01/09, MBIA ................  No Opt. Call      2,152,281
                        Washington Hlth. Care Fac. Auth. Rev., MBIA,
    AAA        1,010      Catholic Hlth. Initiatives A, 5.30%, 12/01/08 .............................  No Opt. Call      1,135,846
    AAA        1,000      Catholic Hlth. Initiatives A, 5.40%, 12/01/10 .............................   06/10 @ 101      1,127,850
    AAA        9,000      Virginia Mason Oblig. Group, 6.30%, 2/15/09 ...............................   02/03 @ 102      9,224,550
                        Washington Pub. Pwr. Sply. Sys. Rev.,
    AAA        3,000      Nuclear Proj. No. 2, Ser. A, 5.55%, 7/01/10, FGIC .........................   07/03 @ 102      3,109,170
    AAA        5,550      Nuclear Proj. No. 3, Ser. A, Zero Coupon, 7/01/07, MBIA ...................  No Opt. Call      4,846,926
    AAA        2,000      Nuclear Proj. No. 3, Ser. A, Zero Coupon, 7/01/08, MBIA ...................  No Opt. Call      1,664,260
    AAA       11,000      Ser. A, 5.80%, 7/01/07, FSA ...............................................  No Opt. Call     12,492,590
                                                                                                                      ------------
                                                                                                                        63,824,064
                                                                                                                      ------------
                        WEST VIRGINIA--2.8%
    AAA        1,550    West Virginia Econ. Dev. Auth. Rev., Correctional Juvenile & Pub., Ser. A,
                          4.25%, 6/01/08, MBI  A ....................................................  No Opt. Call      1,663,212
                        West Virginia Pkwys. Econ. Dev., Tourism Auth., FGIC,
    AAA        4,080+     5.70%, 5/15/03 ............................................................       N/A          4,228,879
    AAA        7,520      5.70%, 5/15/09 ............................................................  No Opt. Call      7,759,813
                                                                                                                      ------------
                                                                                                                        13,651,904
                                                                                                                      ------------
                        WISCONSIN--1.3%
    AAA        6,080    Wisconsin, GO, Ser. C, 4.00%, 5/01/09, MBIA .................................  No Opt. Call      6,405,462
                                                                                                                      ------------




                       See Notes to Financial Statements.

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
                        WYOMING--0.6%
                        Albany Cnty. Impvts. Statutory Trust, COP, MBIA,
    AAA      $ 1,270      3.75%, 1/15/09 ............................................................  No Opt. Call   $  1,314,869
    AAA        1,395      3.75%, 7/15/09 ............................................................  No Opt. Call      1,439,766
                                                                                                                      ------------
                                                                                                                         2,754,635
                                                                                                                      ------------
                        TOTAL LONG-TERM INVESTMENTS (COST $656,334,556)                                                713,938,259
                                                                                                                      ------------
                        SHORT-TERM INVESTMENTS--8.0%
                        CALIFORNIA--0.4%
    A-1          800    Orange Cnty. Spec. Fin. Auth., Teeter Plan Rev., Ser. D, 1.45%, 1/01/03,
                          FRWD++ ....................................................................       N/A            800,000
   VMIGI         890    Santa Clara Elec. Rev., Ser. A, 1.50%, 1/02/03, AMBAC, FRWD++ ...............       N/A            890,000
                                                                                                                      ------------
                                                                                                                         1,690,000
                                                                                                                      ------------
                        GEORGIA--1.0%
    A-1        4,950    Mun. Elec. Auth. Rev., Proj. One, Ser. C, 1.45%, 1/01/03, MBIA, FRWD++ ......       N/A          4,950,000
                                                                                                                      ------------
                        SOUTH CAROLINA--1.4%
    A-1        6,500    Piedmont Mun. Pwr. Agcy. Elec. Rev., 1.55%, 1/01/03, MBIA, FRWD++ ...........       N/A          6,500,000
                                                                                                                      ------------
                        MONEY MARKET FUNDS--5.2%
    NR        12,500    AIM Tax Free Investment Co. Cash Reserve Portfolio ..........................       N/A         12,500,000
    NR        12,500    SSgA Tax Free Money Mkt. Fund ...............................................       N/A         12,500,000
                                                                                                                      ------------
                                                                                                                        25,000,000
                                                                                                                      ------------
                        TOTAL SHORT-TERM INVESTMENTS (COST $38,140,000) .............................                   38,140,000
                                                                                                                      ------------
                        TOTAL INVESTMENTS--156.9% (COST $694,474,556) ...............................                  752,078,259
                        Liabilities in excess of other assets--(0.3)% ...............................                   (1,565,676)
                        Preferred shares at redemption value, including dividends payable--(56.6)% ..                 (271,122,168)
                                                                                                                      ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ..........................                 $479,390,415
                                                                                                                      ============

----------
  * Using the higher of S&P's, Moody's or Fitch's rating.
 ** Date (month/year) and prices of the earliest optional call or redemption.
    There may be other call provisions at varying prices at later dates.
  + This bond is prerefunded. See Glossary for definition.
 ++ For purposes of amortized cost valuation, the maturity date of this instrument is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.


--------------------------------------------------------------------------------

                              KEY TO ABBREVIATIONS

AMBAC  --  American Municipal Bond Assurance Corporation
CAPMAC --  Capital Markets Assurance Company
COP    --  Certificate of Participation
ETM    --  Escrowed to Maturity
FGIC   --  Financial Guaranty Insurance Company
FSA    --  Financial Security Assurance
GO     --  General Obligation
MBIA   --  Municipal Bond Insurance Association
PCR    --  Pollution Control Revenue
FRWD   --  Floating Rate Weekly Demand

--------------------------------------------------------------------------------




                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

 BLACKROCK INSURED MUNICIPAL TERM TRUST

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--156.1%
                        ALABAMA--0.9%
    AAA      $ 1,410    Alabama Fed. Hwy. Fin. Auth., Grant Antic., Ser. A, 4.50%, 3/01/11, MBIA ....  No Opt. Call   $  1,503,314
    AAA        1,000    Birmingham Jefferson Civic Ctr. Auth., Ser. A, 4.375%, 1/01/11, FSA .........  No Opt. Call      1,056,550
                                                                                                                      ------------
                                                                                                                         2,559,864
                                                                                                                      ------------
                        ALASKA--7.8%
                        Anchorage, GO, Ser. B,
    AAA       14,345      4.125%, 7/01/11, MBIA .....................................................  No Opt. Call     14,905,459
    AAA        6,000      4.625%, 7/01/10, FGIC .....................................................  No Opt. Call      6,478,800
    AAA        1,260    University Alaska Univ. Rev., Ser. K, 3.75%, 10/01/10, FGIC .................  No Opt. Call      1,289,018
                                                                                                                      ------------
                                                                                                                        22,673,277
                                                                                                                      ------------
                        ARIZONA--4.5%
    AAA        1,000    Arizona St. University Rev., 4.20%, 7/01/11, FGIC ...........................  No Opt. Call      1,051,260
    AAA        1,030    Mesa, GO, Ser. A, 3.75%, 7/01/10, FGIC ......................................  No Opt. Call      1,060,612
    AAA        6,340    Pima Cnty. Str. & Hwy. Rev., 4.25%, 7/01/11, FGIC ...........................   07/08 @ 101      6,613,317
    AAA        4,180    University of Arizona Med. Ctr. Corp. Hosp. Rev., 6.25%, 7/01/10, MBIA ......   01/03 @ 102      4,279,818
                                                                                                                      ------------
                                                                                                                        13,005,007
                                                                                                                      ------------
                        CALIFORNIA--8.9%
                        California, GO, FGIC,
    AAA        4,355+     6.80%, 11/01/04 ...........................................................       N/A          4,873,506
    AAA          145      6.80%, 11/01/10 ...........................................................   11/04 @ 102        161,477
                        California Dept. of Wtr. Res. Pwr. Sply. Rev., Ser. A
    AAA        5,000      3.60%, 5/01/10, AMBAC .....................................................  No Opt. Call      5,106,750
    AAA        5,000      3.70%, 5/01/11, MBIA ......................................................  No Opt. Call      5,083,300
    AAA        6,100    Contra Costa Trans. Auth., Sales Tax Rev., 6.50%, 3/01/09, FGIC .............       ETM          7,207,516
    AAA        3,065    Los Angeles Cnty., Asset Leasing Corp. Rev., 6.05%, 12/01/10, AMBAC .........  No Opt. Call      3,678,613
                                                                                                                      ------------
                                                                                                                        26,111,162
                                                                                                                      ------------
                        COLORADO--1.1%
    AAA        3,245    Weld Cnty. Co. Sch. Dist. No. 6, 3.75%, 12/01/10, FSA .......................  No Opt. Call      3,344,005
                                                                                                                      ------------
                        DISTRICT OF COLUMBIA--3.9%
    AAA       10,000    Dist. of Columbia, GO, Ser. B, 5.50%, 6/01/11, FSA ..........................  No Opt. Call     11,253,800
                                                                                                                      ------------
                        FLORIDA--1.3%
    AAA        2,320    Tampa Wtr. & Swr. Rev., 5.50%, 10/01/10, FSA ................................  No Opt. Call      2,662,942
    AAA        1,000    Volusia Cnty. Edl. Fac. Auth. Rev., Ser. A, 6.50%, 10/15/10, CONNIE LEE .....   01/03 @ 102      1,023,380
                                                                                                                      ------------
                                                                                                                         3,686,322
                                                                                                                      ------------
                        GEORGIA--1.8%
    AAA        5,000    Henry Cnty. Hosp. Auth. Rev., Ser. B, 6.375%, 7/01/09, FGIC .................   01/03 @ 102      5,119,350
                                                                                                                      ------------
                        HAWAII--4.5%
    AAA       11,080    Hawaii, GO, Ser. CN, 5.25%, 3/01/11, FGIC ...................................   03/07 @ 102     12,027,894
    AAA        1,000    University of Hawaii, Univ. Sys. Rev., 3.875%, 7/15/10, FGIC ................  No Opt. Call      1,036,110
                                                                                                                      ------------
                                                                                                                        13,064,004
                                                                                                                      ------------
                        ILLINOIS--13.6%
    AAA        4,000    Chicago, GO, Ser. A, 4.375%, 1/01/11, AMBAC .................................  No Opt. Call      4,222,720
                        Chicago Park Dist., Parking Rev., GO, Ser. A, FGIC,
    AAA        3,120      3.50%, 1/01/10 ............................................................  No Opt. Call      3,148,891
    AAA        3,695      4.00%, 1/01/11 ............................................................  No Opt. Call      3,805,111
    AAA          270    Chicago Res. Mtg. Rev., Ser. B, Zero Coupon, 10/01/09, MBIA .................  No Opt. Call        168,755
    AAA        1,000    Du Page & Cook Cntys. Sch. Dist., GO, 4.50%, 1/01/11, FGIC ..................  No Opt. Call      1,064,300
    AAA        1,750    Du Page & Will Cntys. Sch. Dist., GO, 4.25%, 12/30/10, FGIC .................  No Opt. Call      1,853,548
                        Du Page Cnty. Forest Presvtn. Dist.,
    AAA        5,000      Zero Coupon, 11/01/10 .....................................................  No Opt. Call      3,710,250
    AAA       11,965      Zero Coupon, 11/01/11 .....................................................  No Opt. Call      8,429,821
                        Illinois, GO, Ser. 1,
    AAA        1,500      4.50%, 2/01/11, FGIC ......................................................  No Opt. Call      1,602,750
    AAA        2,000      4.50%, 4/01/11, FSA .......................................................  No Opt. Call      2,132,060




                       See Notes to Financial Statements.

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
                        ILLINOIS (CONTINUED)
    AAA      $ 5,000    Illinois Edl. Fac. Auth. Rev., 5.70%, 7/01/13, FGIC .........................   07/03 @ 102   $  5,184,050
    AAA        2,265    Kane & Du Page Cntys. Sch. Dist., GO, Ser. A, 4.00%, 1/01/11, FSA ...........  No Opt. Call      2,332,497
    AAA        1,025    Orland Park, GO, Ser. A, 3.50%, 12/01/10, FGIC ..............................  No Opt. Call      1,032,165
    AAA        1,075    Rockford Sch. Dist., GO, 4.30%, 2/01/11, FGIC ...............................  No Opt. Call      1,129,771
                                                                                                                      ------------
                                                                                                                        39,816,689
                                                                                                                      ------------
                        INDIANA--3.8%
    AAA        2,635    Indiana Mun. Pwr. Agcy. Pwr. Sply. Sys. Rev., Ser. A, 4.50%, 1/01/11, AMBAC    No Opt. Call      2,802,560
                        Indianapolis Local Pub. Impvt. Bond Bank, Wtr. Wks. Proj., Ser. A, MBIA,
    AAA        2,085      4.25%, 7/01/10 ............................................................  No Opt. Call      2,201,468
    AAA        2,815      4.375%, 1/01/11 ...........................................................  No Opt. Call      2,969,741
    AAA        2,950      4.375%, 7/01/11 ...........................................................  No Opt. Call      3,121,070
                                                                                                                      ------------
                                                                                                                        11,094,839
                                                                                                                      ------------
                        KANSAS--0.7%
                        Kansas Dev. Fin. Auth. Rev., Pub. Wtr. Sply., AMBAC,
    AAA        1,025      4.125%, 4/01/10 ...........................................................  No Opt. Call      1,077,039
    AAA        1,000      4.25%, 4/01/11 ............................................................  No Opt. Call      1,048,310
                                                                                                                      ------------
                                                                                                                         2,125,349
                                                                                                                      ------------
                        KENTUCKY--3.2%
    AAA       12,675    Kentucky Econ. Dev. Fin. Sys., Norton Hlth. Care Inc., Ser. B, Zero Coupon,
                          10/01/10, MBIA ............................................................  No Opt. Call      9,485,716
                                                                                                                      ------------
                        LOUISIANA--2.1%
    AAA        6,010    Louisiana Pub. Facs. Auth. Rev., Ochsner Clinic Fndtn. Proj., Ser. A, 4.00%,
                          5/15/11, MBIA .............................................................  No Opt. Call      6,139,576
                                                                                                                      ------------
                        MASSACHUSETTS--7.5%
    AAA        7,865+   Massachusetts, GO, Ser. C, 6.70%, 11/01/04, FGIC ............................       N/A          8,687,758
    AAA        1,725    Massachusetts Hlth. & Edl. Facs. Auth. Rev., So. Shore Hosp., Ser. D, 6.50%,
                          7/01/10, MBIA .............................................................   02/03 @ 102      1,766,331
                        Massachusetts Hsg. Fin. Agcy. Proj.,
    AAA        5,500      Ser. A, 6.875%, 11/15/11 ..................................................   01/03 @ 102      5,624,355
    AAA          600      Ser. C, 6.875%, 11/15/11 ..................................................   01/03 @ 102        613,566
    AAA        5,000      Ser. H, 6.75%, 11/15/12 ...................................................   11/03 @ 102      5,191,700
                                                                                                                      ------------
                                                                                                                        21,883,710
                                                                                                                      ------------
                        MICHIGAN--4.1%
                        Detroit, GO, MBIA,
    AAA        1,580      4.00%, 4/01/10 ............................................................  No Opt. Call      1,646,565
    AAA        1,955      4.00%, 4/01/11 ............................................................  No Opt. Call      2,012,008
                        Michigan Mun. Bd. Auth. Rev.,
    AAA          900      Ser. A, 6.50%, 11/01/12, MBIA .............................................   01/03 @ 102        921,825
    AAA          730      Ser. B, 6.45%, 11/01/07, AMBAC ............................................   11/04 @ 102        804,044
    AAA          730      Ser. B, 6.65%, 11/01/09, AMBAC ............................................   11/04 @ 102        806,643
    AAA        1,310+     Ser. G, 6.45%, 11/01/04, AMBAC ............................................       N/A          1,455,213
    AAA        1,320+     Ser. G, 6.65%, 11/01/04, AMBAC ............................................       N/A          1,471,048
    AAA        2,810    Wyandotte City Sch. Dist., Bldg. & Site, 4.00%, 5/01/11, FSA ................  No Opt. Call      2,902,308
                                                                                                                      ------------
                                                                                                                        12,019,654
                                                                                                                      ------------
                        MINNESOTA--1.8%
    AAA        2,800    Hopkins Indpt. Sch. Dist. No. 270, GO, Ser. B, 4.00%, 2/01/11, FSA ..........  No Opt. Call      2,904,104
    Aaa        2,180    Southern Minn. Mun. Pwr. Agcy. Rev., Ser. B, 5.75%, 1/01/11 .................       ETM          2,264,257
                                                                                                                      ------------
                                                                                                                         5,168,361
                                                                                                                      ------------
                        NEVADA--3.2%
    AAA        4,185+   Clark Cnty. Sch. Dist., GO, 6.75%, 12/15/04, FGIC ...........................       N/A          4,657,361
                        Nevada Dept. of Bus. & Ind., Las Vegas Monorail Proj., AMBAC,
    AAA        3,795      Zero Coupon, 1/01/11 ......................................................  No Opt. Call      2,754,752
    AAA        2,870      Zero Coupon, 1/01/12 ......................................................  No Opt. Call      1,975,364
                                                                                                                      ------------
                                                                                                                         9,387,477
                                                                                                                      ------------
                        NEW JERSEY--0.3%
    AAA        1,000    Monmouth Cnty. Impvt. Auth. Rev., Govt. Loan, 3.375%, 12/01/10, FSA .........  No Opt. Call      1,003,910
                                                                                                                      ------------
                        NEW MEXICO--3.4%
    AAA        1,750    Las Cruces Sch. Dist. No. 002, GO, 5.25%, 8/01/11, FSA ......................   08/09 @ 100      1,918,578
                        New Mexico Fin. Auth. Rev., Pub. Proj., Ser. A, MBIA,
    AAA        1,625      4.20%, 6/01/10 ............................................................  No Opt. Call      1,716,097
    AAA        3,625      4.30%, 6/01/11 ............................................................  No Opt. Call      3,810,999
    AAA        2,230    New Mexico Hwy. Comn. Rev., Ser. B, 4.75%, 6/15/11, AMBAC ...................  No Opt. Call      2,417,498
                                                                                                                      ------------
                                                                                                                         9,863,172
                                                                                                                      ------------



                       See Notes to Financial Statements.

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
                        NEW YORK--14.2%
    AAA      $ 8,950    Long Island Pwr. Auth., Elec. Sys. Rev., Ser. A, 5.50%, 12/01/10, AMBAC .....  No Opt. Call   $ 10,258,132
    AAA        4,500+   New York City, GO, Ser. B1, 6.95%, 8/15/04, MBIA ............................       N/A          4,962,690
                        New York Env. Fac. Corp., PCR, Ser. D,
    AAA        2,650+     6.70%, 11/15/04 ...........................................................       N/A          2,966,198
    AAA        3,505      6.70%, 5/15/09 ............................................................   11/04 @ 102      3,902,993
    AAA        2,135+     6.80%, 11/15/04 ...........................................................       N/A          2,393,676
    AAA        2,830      6.80%, 5/15/10 ............................................................   11/04 @ 102      3,156,837
                        New York Med. Care Fac. Fin. Agcy. Rev., New York Hosp., Ser. A, AMBAC,
    AAA        9,715+     6.60%, 2/15/05 ............................................................       N/A         10,962,503
    AAA        2,695+     6.625%, 2/15/05 ...........................................................       N/A          3,042,467
                                                                                                                      ------------
                                                                                                                        41,645,496
                                                                                                                      ------------
                        OHIO--0.7%
    AAA        1,000    Akron, GO, 4.00%, 12/01/10, MBIA ............................................  No Opt. Call      1,049,910
    AAA        1,015    University of Cincinnati, Ser. G, 3.50%, 6/01/09, AMBAC .....................  No Opt. Call      1,047,267
                                                                                                                      ------------
                                                                                                                         2,097,177
                                                                                                                      ------------
                        OREGON--4.3%
                        Oregon Dept. of Admin. Svcs., Lottery Rev., Ser. C, FSA,
    AAA        1,855      3.25%, 4/01/10 ............................................................  No Opt. Call      1,856,187
    AAA        2,940      3.50%, 4/01/11 ............................................................  No Opt. Call      2,932,033
                        Washington & Clackamas Cntys. Sch. Dist., GO, MBIA,
    AAA        3,820      4.00%, 6/15/10 ............................................................  No Opt. Call      4,010,923
    AAA        3,720      4.00%, 6/15/11 ............................................................  No Opt. Call      3,858,496
                                                                                                                      ------------
                                                                                                                        12,657,639
                                                                                                                      ------------
                        PENNSYLVANIA--10.1%
    AAA        2,430    Central York Sch. Dist., GO, 4.125%, 6/01/11, FGIC ..........................  No Opt. Call      2,536,628
    AAA        5,000    Dauphin Cnty. Gen. Auth. Hosp. Rev., Hapsco-Western Pennsylvania Hosp. Proj.,
                          Ser. B, 6.25%, 7/01/08, MBIA ETM 5,587,300
    AAA        2,060    Lancaster Area Swr. Auth. Rev., 3.35%, 4/01/11, MBIA ........................   10/09 @ 100      2,033,962
    AAA        7,500    Pennsylvania Higher Edl. Facs. Auth. Rev., UPMC Health Sys., Ser. A, 5.25%,
                          8/01/10, FSA ..............................................................  08/09 @ 101       8,337,825
    AAA        2,100    Philadelphia Wtr. & Wst. Rev., 5.625%, 6/15/08, AMBAC .......................  No Opt. Call      2,405,109
    AAA        7,000    Pittsburgh, GO, Ser. A, 5.20%, 3/01/10, FGIC ................................   09/05 @ 100      7,358,540
    AAA        1,250    Wilson Sch. Dist., GO, 4.00%, 5/15/10, FSA ..................................  No Opt. Call      1,304,312
                                                                                                                      ------------
                                                                                                                        29,563,676
                                                                                                                      ------------
                        RHODE ISLAND--1.9%
    AAA        5,000    Rhode Island & Providence Plantations, GO, Ser. B, 4.20%, 6/01/10, FGIC .....  No Opt. Call      5,344,150
    AAA          235    Rhode Island Clean Wtr. Protection Fin. Agcy., PCR, Ser. A, 6.70%, 10/01/10,
                          MBIA ......................................................................  04/03 @ 102         242,532
                                                                                                                      ------------
                                                                                                                         5,586,682
                                                                                                                      ------------
                        SOUTH CAROLINA--5.2%
    AAA       14,925    Piedmont Mun. Pwr. Agcy. Elec. Rev., 6.30%, 1/01/11, MBIA ...................   01/03 @ 102     15,286,036
                                                                                                                      ------------
                        TENNESSEE--0.8%
                        Clarksville Wtr., Swr. & Gas Rev., FSA,
    AAA        1,005      4.45%, 2/01/10 ............................................................  No Opt. Call      1,078,033
    AAA        1,100      4.65%, 2/01/11 ............................................................  No Opt. Call      1,185,261
                                                                                                                      ------------
                                                                                                                         2,263,294
                                                                                                                      ------------
                        TEXAS--15.3%
    AAA        1,090    Addison, GO, 3.375%, 2/15/11, FGIC ..........................................  No Opt. Call      1,061,268
                        Bexar Met. Wtr. Dist. Wtrwrks. Sys. Rev., FSA,
    AAA        1,085      3.70%, 5/01/10 ............................................................  No Opt. Call      1,110,204
    AAA        1,090      3.80%, 5/01/11 ............................................................  No Opt. Call      1,106,503
    AAA        2,500    Dallas Ft. Worth Regl. Rev., Ser. A, 7.375%, 11/01/10, FGIC .................   05/04 @ 102      2,724,800
    AAA        2,000    Dallas Rapid Transit, 4.30%, 12/01/10, AMBAC ................................  No Opt. Call      2,125,560
                        Harris Cnty. Toll Road Rev., FGIC,
    AAA          330      Zero Coupon, 8/15/08 ......................................................       ETM            280,484
    AAA        2,255      Zero Coupon, 8/15/08 ......................................................  No Opt. Call      1,876,092
    AAA        2,490    Houston Area Wtr. Corp., Northeast Wtr. Purification Proj., 4.50%, 3/01/11,
                          FGIC ......................................................................  No Opt. Call      2,649,335
    AAA       10,440    Houston Wtr. & Swr. Sys. Rev., Ser. C, Zero Coupon, 12/01/10, AMBAC .........  No Opt. Call      7,692,610
    AAA        5,550    Katy Indpt. Sch. Dist., GO, Ser. A, Zero Coupon, 2/15/11 ....................  No Opt. Call      3,983,568
    AAA        1,840+   No. Texas Wtr. Dist., 6.50%, 6/01/03, MBIA ..................................       N/A          1,880,167





                       See Notes to Financial Statements.

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
                        TEXAS (CONTINUED)
                        Texas Mun. Pwr. Agcy. Rev., MBIA,
    AAA      $ 3,210      5.25%, 9/01/12 ............................................................   09/03 @ 100   $  3,282,738
    AAA        4,000      5.50%, 9/01/10 ............................................................  No Opt. Call      4,565,320
    AAA        2,245    Texas Pub. Fin. Auth. Rev., 4.00%, 2/01/11, FGIC ............................  No Opt. Call      2,301,372
    AAA        6,630    Texas Univ. Sys. Fin. Rev., 3.50%, 3/15/11, FSA .............................  No Opt. Call      6,588,761
    AAA        1,500    University of Houston, Ser. A, 4.00%, 2/15/10, FSA ..........................  No Opt. Call      1,560,270
                                                                                                                      ------------
                                                                                                                        44,789,052
                                                                                                                      ------------
                        UTAH--2.7%
    AAA        3,470    Intermountain Pwr. Agcy. Pwr. Sply. Rev., Ser. A, 5.25%, 7/01/11, MBIA ......   07/09 @ 101      3,828,104
    AAA        3,175    Salt Lake City Wtr. Conservancy Dist. Rev., Ser. A, Zero Coupon, 10/01/10,
                          AMBAC .....................................................................  No Opt. Call      2,376,106
    AAA        1,450+   Salt Lake Cnty. Mun. Bldg. Auth. Lease Rev., Ser. A, 6.15%, 10/01/04, MBIA ..       N/A          1,583,154
                                                                                                                      ------------
                                                                                                                         7,787,364
                                                                                                                      ------------
                        WASHINGTON--11.6%
    AAA        7,345    Benton Cnty. Sch. Dist. No. 17, GO, Kennewick Sch., 4.50%, 12/01/10, FSA ....  No Opt. Call      7,907,260
    AAA        1,000    Chelan Cnty. Sch. Dist., GO, 4.50%, 12/01/10, FSA ...........................  No Opt. Call      1,076,550
    AAA        3,000++  Clark Cnty. Pub. Util., Dist. No. 1, Elec. Rev., 4.50%, 1/01/11, AMBAC ......  No Opt. Call      3,188,610
    AAA        2,040    Clark Cnty. Sch. Dist. No. 114 Evergreen, GO, 4.125%, 12/01/10, FSA .........  No Opt. Call      2,136,247
    AAA        1,010    Tacoma, GO, 4.625%, 12/01/10, FGIC ..........................................  No Opt. Call      1,092,365
    AAA        5,000    Washington, GO, Ser. 2000 A, 5.50%, 7/01/11, MBIA ...........................   07/09 @ 100      5,584,900
                        Washington Pub. Pwr. Sply. Sys. Rev., MBIA,
    AAA       12,905      Ser. A, Zero Coupon, 7/01/10 ..............................................  No Opt. Call      9,627,130
    AAA        1,300      Ser. B, Zero Coupon, 7/01/10 ..............................................  No Opt. Call        969,800
    AAA        2,280    Whatcom Cnty. Sch. Dist. No. 503, GO, 4.50%, 12/01/10, FSA ..................  No Opt. Call      2,454,534
                                                                                                                      ------------
                                                                                                                        34,037,396
                                                                                                                      ------------
                        WEST VIRGINIA--3.4%
                        West Virginia Econ. Dev. Auth. Rev., Correctional Juvenile & Pub., Ser. A, MBIA,
    AAA        3,705      4.50%, 6/01/10 ............................................................  No Opt. Call      3,985,135
    AAA        4,420      4.50%, 6/01/11 ............................................................  No Opt. Call      4,710,483
    AAA        1,170    West Virginia Sch. Bldg. Auth. Rev., 4.00%, 7/01/11, AMBAC ..................  No Opt. Call      1,205,088
                                                                                                                      ------------
                                                                                                                         9,900,706
                                                                                                                      ------------
                        WISCONSIN--5.5%
    AAA        1,045    Appleton Wtrwks. Rev., 4.375%, 1/01/11, FGIC ................................  No Opt. Call      1,103,928
                        Wisconsin Clean Wtr. Rev., Ser. 2, MBIA,
    AAA        4,640      4.00%, 6/01/10 ............................................................  No Opt. Call      4,839,659
    AAA        9,850      4.00%, 6/01/11 ............................................................  No Opt. Call     10,142,545
                                                                                                                      ------------
                                                                                                                        16,086,132
                                                                                                                      ------------
                        WYOMING--2.0%
                        Albany Cnty. Impvts. Statutory Trust, COP, MBIA,
    AAA        1,325      4.00%, 1/15/10 ............................................................  No Opt. Call      1,375,165
    AAA        1,450      4.00%, 7/15/10 ............................................................  No Opt. Call      1,503,563
    AAA        1,480      4.00%, 1/15/11 ............................................................  No Opt. Call      1,517,000
    AAA        1,510      4.00%, 7/15/11 ............................................................  No Opt. Call      1,549,864
                                                                                                                      ------------
                                                                                                                         5,945,592
                                                                                                                      ------------
                        TOTAL LONG-TERM INVESTMENTS (COST $423,811,069) .............................                  456,451,486
                                                                                                                      ------------





                       See Notes to Financial Statements.

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
                        MONEY MARKET FUND--1.7%
    NR       $ 5,000    AIM Tax Free Investment Co. Cash Reserve Portfolio (cost $5,000,000) ........       N/A       $  5,000,000
                                                                                                                      ------------
                        TOTAL INVESTMENTS--157.8% (COST $428,811,069) ...............................                  461,451,486
                        Other assets in excess of liabilities--0.5% .................................                    1,322,804
                        Preferred shares at redemption value, including dividends payable--(58.3)% ..                 (170,403,300)
                                                                                                                      ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ..........................                 $292,370,990
                                                                                                                      ============

----------
  * Using the higher of S&P's, Moody's or Fitch's rating.
 ** Date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.
  + This bond is prerefunded. See Glossary for definitions.
 ++ Entire or partial principal amount pledged as collateral for financial futures contracts.


--------------------------------------------------------------------------------

                              KEY TO ABBREVIATIONS

AMBAC      -- American Municipal Bond Assurance Corporation
CONNIE LEE -- College Construction Loan Insurance Association
COP        -- Certificate of Participation
ETM        -- Escrowed to Maturity
FGIC       -- Financial Guaranty Insurance Company
FSA        -- Financial Security Assurance
GO         -- General Obligation
MBIA       -- Municipal Bond Insurance Association
PCR        -- Pollution Control Revenue

--------------------------------------------------------------------------------








                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

 BLACKROCK MUNICIPAL 2018 TERM TRUST

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--157.1%
                        ALABAMA--5.1%
                        Courtland Ind. Dev. Brd., PCR, Champion Intl. Corp. Proj.,
   Baa2      $ 5,000      6.15%, 6/01/19 ............................................................   06/05 @ 102   $  5,071,750
    BBB        1,000      Proj. A, 5.90%, 2/01/17 ...................................................   02/04 @ 102      1,011,670
    A2         5,845    Huntsville Hlth. Care Auth. Rev., Ser. A, 5.625%, 6/01/22 ...................   06/12 @ 101      5,891,935
                                                                                                                      ------------
                                                                                                                        11,975,355
                                                                                                                      ------------
                        CALIFORNIA--1.8%
    BB-        5,000    Los Angeles Regl. Arpt. Impvt., Corp. Lease Rev., Amer. Airlines Inc.,
                          Ser. C, 7.50%, 12/01/  24 .................................................   12/12 @ 102      4,131,200

                        CONNECTICUT--3.0%
   Baa3        3,750+   Mashantucket Western Pequot Tribe, Spec. Rev., Ser. B, 5.75%, 9/01/18 .......   09/07 @ 102      3,890,662
   BBB-        3,150    Mohegan Tribe Indians, Pub. Impvt. Priority Dist., 6.00%, 1/01/16 ...........   01/11 @ 101      3,236,846
                                                                                                                      ------------
                                                                                                                         7,127,508
                                                                                                                      ------------
                        DELAWARE--6.2%
    NR        14,000+   Charter Mac Equity Issuer Trust, Ser. A-3, 6.80%, 10/31/52 ..................   10/14 @ 100     14,563,780
                                                                                                                      ------------
                        FLORIDA--5.0%
    AAA        5,000    Escambia Cnty. Hlth. Facs. Auth. Hlth. Care Fac. Rev., 5.95%, 7/01/20, AMBAC   No Opt. Call      5,561,750
    NR         6,160    Village Cmnty. Dev. Assessment Rev., Ser. B, 5.40%, 5/01/07 .................  No Opt. Call      6,127,722
                                                                                                                      ------------
                                                                                                                        11,689,472
                                                                                                                      ------------
                        GEORGIA--2.4%
                        Gainesville & Hall Cnty. Hosp. Auth. Rev. Antic. Cert., Northeast Georgia
                          Hlth. Sys. Inc. Proj.,
     A         2,700      5.25%, 5/15/18 ............................................................   05/11 @ 100      2,687,418
     A         2,800      5.50%, 5/15/21 ............................................................   05/11 @ 100      2,822,680
                                                                                                                      ------------
                                                                                                                         5,510,098
                                                                                                                      ------------
                        ILLINOIS--18.9%
    AAA        5,000    Chicago O' Hare Intl. Arpt. Rev., Ser. A, 5.75%, 1/01/18, MBIA ..............   01/12 @ 100      5,393,950
     A        10,000    Illinois Dev. Fin. Auth., PCR, Ser. C, 5.95%, 8/15/26 .......................   12/06 @ 101     10,187,000
     A         7,500    Illinois Dev. Fin. Auth. Hosp. Rev., Adventist Hlth. Sys. Sunbelt Obl.,
                          5.50%, 11/15/20 ...........................................................   11/09 @ 101      7,491,075
    BBB        5,980    Illinois Edl. Facs. Auth. Student Hsg. Rev., Edl. Advancement Fund, Univ.
                          Ctr. Proj.,
                          6.00%, 5/01/22 ............................................................   05/12 @ 101      5,989,388
    A2         5,000    Illinois Hlth. Facs. Auth. Rev., Elmhurst Memorial Hlth. Care, 5.50%,
                          1/01/22 ...................................................................   01/13 @ 100      4,900,800
                        Illinois Sports Facs. Auth., Dedicated St. Tax Supported Rev., AMBAC,
    AAA        1,885      Zero Coupon, 6/15/19 ......................................................   06/15 @ 101      1,358,614
    AAA        1,985      Zero Coupon, 6/15/20 ......................................................   06/15 @ 101      1,423,682
    AAA        2,090      Zero Coupon, 6/15/21 ......................................................   06/15 @ 101      1,486,136
                        Kane & Du Page Cntys. Sch. Dist., GO, Ser. B, FSA,
    AAA        4,625      Zero Coupon, 1/01/18 ...................................................... 01/12 @ 72.424     2,226,614
    AAA        4,100      Zero Coupon, 1/01/19 ...................................................... 01/12 @ 67.935     1,862,425
    AAA        2,950      Zero Coupon, 1/01/21 ...................................................... 01/12 @ 60.037     1,172,153
    AAA        1,700      Zero Coupon, 1/01/22 ...................................................... 01/12 @ 56.453       632,230
                                                                                                                      ------------
                                                                                                                        44,124,067
                                                                                                                      ------------
                        INDIANA--7.9%
    AA        13,970    Indiana Hlth. Fac. Fin. Auth., Sisters of St. Francis, 5.75%, 11/01/21 ......   11/11 @ 101     14,573,644
    A3         4,000    Petersburg PCR, Pwr. &  Lt. Conv., 5.75%, 8/01/21 ...........................   08/11 @ 102      3,844,080
                                                                                                                      ------------
                                                                                                                        18,417,724
                                                                                                                      ------------
                        LOUISIANA--6.1%
    NR         4,000    Louisiana Pub. Facs. Auth. Rev., Dept. of Pub. Safety, 5.875%, 6/15/14 ......   06/10 @ 100      4,040,760
    BBB       10,000    Morehouse Parish PCR, Intl. Paper Co. Proj., Ser. A, 5.25%, 11/15/13 ........  No Opt. Call     10,198,700
                                                                                                                      ------------
                                                                                                                        14,239,460
                                                                                                                      ------------
                        MICHIGAN--11.9%
    BBB        5,000    Dickinson Cnty. Econ. Dev. Corp., PCR, Champion Intl. Corp. Proj., 5.85%,
                          10/01/18 ..................................................................   10/03 @ 102      5,009,500
    AAA        6,000    Forest Hills Pub. Sch., GO, 5.25%, 5/01/20, FGIC ............................   05/10 @ 100      6,285,360
    A1         5,450    Michigan Hosp. Fin. Auth. Rev., Henry Ford Hlth. Sys., Ser. A, 6.00%,
                          11/15/19 ..................................................................   11/09 @ 101      5,674,104







                       See Notes to Financial Statements.

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
                        MICHIGAN (CONTINUED)
    BB       $ 9,000    Midland Cnty. Econ. Dev. Rev., Ser. A, 6.875%, 7/23/09 ......................   07/07 @ 101   $  9,031,050
                        Pontiac Tax Increment Fin. Auth. Rev., ACA,
     A           700      Dev. Area 2, 5.625%, 6/01/22 ..............................................   06/12 @ 101        726,754
     A         1,000      Dev. Area 3, 5.375%, 6/01/17 ..............................................   06/12 @ 101      1,037,880
                                                                                                                      ------------
                                                                                                                        27,764,648
                                                                                                                      ------------
                        MISSISSIPPI--4.7%
    BBB        9,800    Lowndes Cnty. Sld. Wst. Disp., PCR, Weyerhaeuser Co. Proj., Ser. A, 6.80%,
                          4/01/22 ...................................................................  No Opt. Call     11,036,368
                                                                                                                      ------------
                        NEW HAMPSHIRE--6.4%
    AAA       12,000    New Hampshire Bus. Fin. Auth., PCR, Pub. Svc. Co. Proj., Ser. C, 5.45%,
                          5/01/21, MBIA .............................................................  05/12 @ 101      12,865,680
    A+         2,025    New Hampshire Hlth. & Ed. Facs. Auth. Rev., Exeter Hosp. Proj., 6.00%,
                          10/01/24 ..................................................................  10/11 @ 101       2,091,035
                                                                                                                      ------------
                                                                                                                        14,956,715
                                                                                                                      ------------
                        NEW JERSEY--13.5%
                        New Jersey Econ. Dev. Auth.,
    B+         5,250      Continental Airlines Inc. Proj., 7.00%, 11/15/30 ..........................   11/10 @ 101      3,714,637
    B+         6,750      Continental Airlines Inc. Proj., 7.20%, 11/15/30 ..........................   11/10 @ 101      4,814,910
   Baa3        8,410      Econ. Dev. Rev., Kapkowski Road Landfill Proj., 5.50%, 4/01/16 ............  No Opt. Call      8,356,933
    A+        15,000    Tobacco Settlement Fin. Corp., 6.00%, 6/01/37 ...............................   06/12 @ 100     14,555,550
                                                                                                                      ------------
                                                                                                                        31,442,030
                                                                                                                      ------------
                        NORTH CAROLINA--1.8%
    A3         4,000    Wake Cnty. Ind. Facs., PCR, Carolina Pwr. & Lt. Co. Proj., 5.375%, 2/01/17 ..   02/12 @ 101      4,119,600
                                                                                                                      ------------
                        OHIO--2.2%
    A3         5,000    Ohio PCR, Gen. Motors Corp. Proj., 5.625%, 3/01/15 ..........................  No Opt. Call      5,131,350
                                                                                                                      ------------

                        PENNSYLVANIA--7.0%
                        Philadelphia Auth. for Ind. Dev. Lease Rev., Ser. B, FSA,
    AAA        5,000      5.50%, 10/01/18 ...........................................................   10/11 @ 101      5,503,250
    AAA        5,000      5.50%, 10/01/19 ...........................................................   10/11 @ 101      5,464,850
                        West Cornwall Twnshp. Mun. Auth. Coll. Rev., Elizabethtown Coll. Proj.,
   BBB+        2,500      5.90%, 12/15/18 ...........................................................   12/11 @ 100      2,677,925
   BBB+        2,650      6.00%, 12/15/22 ...........................................................   12/11 @ 100      2,806,376
                                                                                                                      ------------
                                                                                                                        16,452,401
                                                                                                                      ------------
                        SOUTH DAKOTA--6.4%
    A1        15,000    Edl. Enhancement Fdg. Corp., Tobacco Settlement Rev., Ser. B, 6.50%, 6/01/32    06/12 @ 101     15,002,550
                                                                                                                      ------------

                        TENNESSEE--2.2%
    AAA       12,000    Knox Cnty. Hlth. Ed. Hosp. Fac. Rev., Ser. A, Zero Coupon, 1/01/19, FSA ..... 01/13 @ 71.667     5,075,880
                                                                                                                      ------------

                        TEXAS--24.3%
    BBB        2,000    Alliance Arpt. Auth. Inc. Spec. Facs. Rev., Fed. Express Corp. Proj.,
                          6.375%, 4/1/21 ............................................................  04/06 @ 102       2,097,960
                        Birdville Indpt. Sch. Dist., GO,
    AAA        1,615      Zero Coupon, 2/15/18 ......................................................  No Opt. Call        777,477
    AAA        1,815      Zero Coupon, 2/15/19 ......................................................  No Opt. Call        818,221
    AAA        2,625      Zero Coupon, 2/15/20 ......................................................  No Opt. Call      1,111,320
    AAA        2,500      Zero Coupon, 2/15/21 ......................................................  No Opt. Call        988,900
    BBB       13,625    Brazos River Auth. PCR, TXU Elec. Co. Proj., Ser. C, Zero Coupon, 5/01/36 ...  No Opt. Call     12,817,446
    NR         4,305    Dallas Cnty. Flood Control, 6.75%, 4/01/16 ..................................   04/13 @ 100      4,306,894
                        Dallas Ft. Worth Intl. Arpt. Fac. Impvt. Rev., Ser. A, FGIC,
    AAA        5,000      5.875%, 11/01/17 ..........................................................   11/11 @ 100      5,508,450
    AAA        5,000      5.875%, 11/01/18 ..........................................................   11/11 @ 100      5,470,250
                        Texas Affordable Hsg. Corp. Mult. Fam. Hsg. Rev., Arborstone/Baybrook Oaks,
                          Ser. A,
    A3        12,695      5.55%, 11/01/18 ...........................................................   11/11 @ 102     12,786,277
    A3         9,800      5.75%, 11/01/22 ...........................................................   11/11 @ 102      9,909,270
                                                                                                                      ------------
                                                                                                                        56,592,465
                                                                                                                      ------------
                        UTAH--2.3%
    AAA        5,000    Salt Lake City Mun. Bldg. Auth. Lease Rev., Ser. A, 5.40%, 10/15/19, AMBAC ..   10/09 @ 101      5,319,600
                                                                                                                      ------------

                        WASHINGTON--5.0%
                        Energy Northwest Wind Proj. Rev.,
   Baa1        5,000      Ser. A, 6.00%, 7/01/23 ....................................................   01/07 @ 103      5,166,350
   Baa1        6,175      Ser. B, 5.875%, 7/01/20 ...................................................   01/07 @ 103      6,394,151
                                                                                                                      ------------
                                                                                                                        11,560,501
                                                                                                                      ------------





                       See Notes to Financial Statements.

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
                        WISCONSIN--13.0%
    A+       $15,000    Badger Tobacco Asset Sec. Corp. Rev., 6.375%, 6/01/32 .......................   06/12 @ 100  $  14,716,350
     A        10,000    Wisconsin Hlth. & Edl. Facs. Auth. Rev., Wheaton Franciscan Svcs., 6.25%,
                          8/15/22 ...................................................................   02/12 @ 101     10,542,000
    A+         5,000    Froedert & Cmnty. Hlth. Oblig., 5.375%, 10/01/21 ............................   10/11 @ 101      4,960,800
                                                                                                                     -------------
                                                                                                                        30,219,150
                                                                                                                     -------------
                        TOTAL INVESTMENTS--157.1% (COST $360,520,230) ...............................                  366,451,922
                        Other assets in excess of liabilities--1.9% .................................                    4,413,675
                        Preferred shares at redemption value, including dividents payable--(59.0)% ..                 (137,632,659)
                                                                                                                     -------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ..........................                $ 233,232,938
                                                                                                                     =============

----------
  * Using the higher of S&P's, Moody's or Fitch's rating.
 ** Date (month/year) and price of the earliest optional call or redemption.
    There may be other call provisions at varying prices at later dates.
  + Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of December 31, 2002, the Trust held 7.9% of its net assets, with a current market value of $18,454,442 in securities restricted as to resale.


--------------------------------------------------------------------------------

                              KEY TO ABBREVIATIONS

ACA   -- American Capital Access
AMBAC -- American Municipal Bond Assurance Corporation
FGIC  -- Financial Guaranty Insurance Company
FSA   -- Financial Security Assurance
GO    -- General Obligation
MBIA  -- Municipal Bond Insurance Association
PCR   -- Pollution Control Revenue

--------------------------------------------------------------------------------







                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

 BLACKROCK MUNICIPAL TARGET TERM TRUST

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--154.4%
                        ALABAMA--2.2%
    AAA      $ 9,450    Alabama Fed. Hwy. Fin., Auth. Grant Antic., Ser. A, 4.125%, 3/01/07, MBIA ...  No Opt. Call   $ 10,117,265
    AAA        1,000    Mobile, GO, 4.00%, 2/15/07, AMBAC ...........................................  No Opt. Call      1,065,010
                                                                                                                      ------------
                                                                                                                        11,182,275
                                                                                                                      ------------
                        ALASKA--4.1%
                        Anchorage, GO,
    AAA        1,750      Ser. A, 4.125%, 6/01/06, FGIC .............................................  No Opt. Call      1,873,497
    AAA        2,245      Ser. A, 4.25%, 6/01/07, FGIC ..............................................  No Opt. Call      2,417,618
    AAA        1,335      Ser. B, 3.20%, 7/01/07, MBIA ..............................................  No Opt. Call      1,371,606
    AAA        5,000      Ser. B, 3.25%, 7/01/07, MBIA ..............................................  No Opt. Call      5,147,650
    AAA        1,000      Ser. B, 4.25%, 7/01/07, FGIC ..............................................  No Opt. Call      1,071,700
    AAA        9,000    No. Slope Boro., Ser. B, Zero Coupon, 6/30/04, FSA ..........................  No Opt. Call      8,789,760
                                                                                                                      ------------
                                                                                                                        20,671,831
                                                                                                                      ------------
                        ARIZONA--2.4%
    AAA        5,000    Arizona Trans. Brd., Grant Antic., 4.125%, 1/01/07, MBIA ....................  No Opt. Call      5,353,550
    AAA        6,255    Maricopa Cnty. Pub. Fin. Corp. Lease Rev., 4.25%, 7/01/07, AMBAC ............  No Opt. Call      6,739,325
                                                                                                                      ------------
                                                                                                                        12,092,875
                                                                                                                      ------------
                        ARKANSAS--1.0%
    AAA        5,000    Univ. of Arkansas Rev., Athl. Fac., Razorback Stadium Proj., 3.55%, 12/01/21,
                          FSA .......................................................................  12/06 @ 100       5,270,250
                                                                                                                      ------------
                        CALIFORNIA--8.7%
    AAA        6,000    California, GO, 6.30%, 9/01/06, AMBAC .......................................  No Opt. Call      6,922,620
    AAA       30,000    California Dept. of Wtr. Res. Pwr. Sply. Rev., Ser. A, 3.50%, 5/01/07, MBIA .  No Opt. Call     31,497,300
    AAA        5,570    Los Angeles Wstwtr. Sys. Rev., 5.625%, 6/01/07, MBIA ........................   06/03 @ 102      5,777,872
                                                                                                                      ------------
                                                                                                                        44,197,792
                                                                                                                      ------------
                        COLORADO--8.5%
    AAA       17,150    Denver City & Cnty., GO, Ser. B, 5.625%, 8/01/07, MBIA ......................  No Opt. Call     19,500,407
    AAA        1,015    El Paso Cnty., COP, Detention Fac. Proj., Ser. B, 2.50%, 12/01/06, AMBAC ....  No Opt. Call      1,032,042
    AAA        9,700    Met. Football Stad. Dist., Sales Tax Rev., Ser. A, Zero Coupon, 1/01/07, MBIA  No Opt. Call      8,695,953
                        Regl. Transp. Dist., COP, Transp. Vehicle Proj., Ser. A, MBIA,
    AAA        6,215      5.00%, 6/01/06 ............................................................  No Opt. Call      6,848,992
    AAA        5,470      5.00%, 6/01/07 ............................................................  No Opt. Call      6,087,782
    AAA        1,100    Thornton, COP, 2.50%, 12/01/06, AMBAC .......................................  No Opt. Call      1,118,876
                                                                                                                      ------------
                                                                                                                        43,284,052
                                                                                                                      ------------
                        DISTRICT OF COLUMBIA--1.8%
    AAA        8,250+   Dist. of Columbia, GO, Ser. B, 5.90%, 6/01/04, MBIA .........................       N/A          8,949,930
                                                                                                                      ------------
                        FLORIDA--3.7%
                        Delray Beach, FSA,
    AAA        1,255      Decade of Excellence Prog., GO, 3.50%, 2/01/07 ............................  No Opt. Call      1,316,596
    AAA        1,740      Utils. Tax Rev., 3.50%, 6/01/07 ...........................................  No Opt. Call      1,832,220
    AAA        1,645    Florida Mun. Ln. Council Rev., Ser. A, 4.00%, 5/01/07, MBIA .................  No Opt. Call      1,764,279
    AAA        7,500    Jacksonville Hosp. Rev., Univ. Med. Ctr. Inc. Proj., 6.50%, 2/01/07,
                          CONNIE LEE ................................................................   01/03 @ 102      7,623,300
    AAA        1,765    Orange Cnty. Tourist Dev. Tax Rev., Ser. A, 6.375%, 10/01/06, AMBAC .........   01/03 @ 102      1,818,921
    AAA        2,000    Sarasota Wtr. & Swr. Sys. Rev., 4.25%, 10/01/06, MBIA .......................  No Opt. Call      2,161,160
    AAA        1,865    Tampa Wtr. & Swr. Rev., 5.50%, 10/01/06, FSA ................................  No Opt. Call      2,098,796
                                                                                                                      ------------
                                                                                                                        18,615,272
                                                                                                                      ------------
                        GEORGIA--1.4%
    AAA        1,990    Burke Cnty. Dev. Auth., PCR, Oglethorpe Pwr. Corp., Ser. B, 6.45%, 1/01/05,
                          MBIA ......................................................................  01/04 @ 101       2,088,067
    AAA        4,805    Columbus Wtr. & Sew. Rev., 4.00%, 5/01/07, FSA ..............................  No Opt. Call      5,141,110
                                                                                                                      ------------
                                                                                                                         7,229,177
                                                                                                                      ------------
                        HAWAII--4.7%
                        Hawaii, GO,
    AAA        5,675      Ser. CP, 5.50%, 10/01/06, FGIC ............................................  No Opt. Call      6,368,996
    AAA        9,000      Ser. CS, 5.25%, 4/01/06, MBIA .............................................  No Opt. Call      9,932,760
    AAA        1,265      Ser. CW, 3.60%, 8/01/06, FGIC .............................................  No Opt. Call      1,330,805






                       See Notes to Financial Statements.

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
                        HAWAII (CONTINUED) Honolulu City & Cnty., GO, Ser. A,
    AAA      $ 2,275      4.00%, 9/01/06, FSA .......................................................  No Opt. Call     $2,427,835
    AAA        3,500      5.80%, 1/01/07, FGIC ......................................................  No Opt. Call      3,964,030
                                                                                                                      ------------
                                                                                                                        24,024,426
                                                                                                                      ------------
                        ILLINOIS--20.2%
                        Champaign Cnty. Cmnty. Unit Sch. Dist., No. 116, Ser. C, FGIC,
    AAA        1,065      Zero Coupon, 1/01/07 ......................................................  No Opt. Call        955,890
    AAA        2,760      Zero Coupon, 1/01/08 ......................................................  No Opt. Call      2,362,919
    AAA       12,000    Chicago, GO, Ser. A, 4.25%, 1/01/07, MBIA ...................................  No Opt. Call     12,858,000
    AAA        2,665    Chicago Park Dist., Parking Rev., GO, Ser. A, 3.00%, 1/01/07, FGIC ..........  No Opt. Call      2,729,520
    AAA        1,565    Chicago Wstwtr. Trans. Rev., Ser. A, 3.50%, 1/01/07, AMBAC ..................  No Opt. Call      1,632,483
    AAA        7,220    Cook Cnty. Cmnty. Sch. Dist., Zero Coupon, 12/01/07, FGIC ...................  No Opt. Call      6,272,592
                        Du Page Cnty. Illinois Trans. Rev., FSA,
    AAA        4,815      4.50%, 1/01/07 ............................................................  No Opt. Call      5,204,822
    AAA        5,390      4.50%, 1/01/09 ............................................................  No Opt. Call      5,820,176
                        Illinois, GO, Ser. I,
    AAA       15,080      3.25%, 11/01/06, FGIC .....................................................  No Opt. Call     15,707,328
    AAA        4,000      4.00%, 4/01/07, FSA .......................................................  No Opt. Call      4,259,520
    AAA       12,625      4.25%, 4/01/07, MBIA ......................................................  No Opt. Call     13,570,612
                        Illinois Hlth. Facs. Auth. Rev.,
    AAA        2,725      Elmhurst Memorial Hosp., 6.60%, 1/01/07, FGIC .............................   01/03 @ 101      2,769,172
    AAA       14,585      Sisters Svcs., Inc., Ser. C, 6.625%, 6/01/06, MBIA ........................   01/03 @ 102     14,947,875
                        Illinois Sales Tax Rev., Ser. O,
    AAA        5,900      Zero Coupon, 6/15/07 ......................................................  No Opt. Call      5,223,152
    AAA        5,635      Zero Coupon, 6/15/08 ......................................................  No Opt. Call      4,751,714
    AAA        1,000    Kane Cnty., GO, 3.75%, 1/01/07, FGIC ........................................  No Opt. Call      1,052,580
    AAA        2,000    Will Cnty. Cmnty. Sch. Dist. Rev., 7.05%, 12/01/08, AMBAC ...................  No Opt. Call      2,441,100
                                                                                                                      ------------
                                                                                                                       102,559,455
                                                                                                                      ------------
                        INDIANA--2.7%
    AAA        5,000    Indiana Bond Bank Sch. Fund Rev., 4.00%, 2/01/07, AMBAC .....................  No Opt. Call      5,326,100
    AAA        9,000    Indiana Univ. Rev., Student Fee, Zero Coupon, 8/01/06, AMBAC ................  No Opt. Call      8,218,800
                                                                                                                      ------------
                                                                                                                        13,544,900
                                                                                                                      ------------
                        IOWA--0.8%
    AAA        3,940    West Des Moines Cmnty. Sch. Dist. Rev., 4.00%, 6/01/07, AMBAC ...............  No Opt. Call      4,210,520
                                                                                                                      ------------
                        KENTUCKY--3.8%
    AAA       12,610    Kentucky Econ. Dev. Fin. Sys., Norton Hlth. Care Inc., Ser. B, Zero Coupon,
                          10/01/07, MBIA ............................................................  No Opt. Call     10,997,055
                        Kentucky Ppty. & Bldgs. Auth. Rev., Proj. No. 69, FSA,
    AAA        2,035      Ser. B, 4.00%, 8/01/06 ....................................................  No Opt. Call      2,171,609
    AAA        5,560      Ser. C, 4.00%, 8/01/06 ....................................................  No Opt. Call      5,933,243
                                                                                                                      ------------
                                                                                                                        19,101,907
                                                                                                                      ------------
                        LOUISIANA--4.2%
    AAA        3,555    Louisiana, Off. Facs. Corp. Lease Rev., Cap. Complex Prg., 4.00%, 5/01/07,
                          AMBAC .....................................................................  No Opt. Call      3,796,100
    AAA        4,565    Louisiana Pub. Facs. Auth. Rev., Ochsner Clinic Fndtn. Proj., Ser. A, 3.00%,
                          5/15/07, MBIA .............................................................  No Opt. Call      4,669,995
    AAA        7,680+   MuniMae Trust, Ser. 7, Cl. A, 4.40%, 12/17/06 ...............................       N/A          7,918,311
    AAA        5,250    New Orleans, GO, Zero Coupon, 9/01/06, AMBAC ................................  No Opt. Call      4,791,045
                                                                                                                      ------------
                                                                                                                        21,175,451
                                                                                                                      ------------
                        MASSACHUSETTS--3.6%
    AAA       11,760    Massachusetts, GO, Ser. A, 5.25%, 1/01/09, FSA ..............................  No Opt. Call     13,233,293
    AAA        4,685+   MuniMae Trust, Ser. 8, Cl. A, 4.40%, 12/17/06 ...............................       N/A          4,830,375
                                                                                                                      ------------
                                                                                                                        18,063,668
                                                                                                                      ------------
                        MICHIGAN--3.7%
    AAA        1,270    Detroit, GO, 3.00%, 4/01/07, MBIA ...........................................  No Opt. Call      1,304,074
    AAA        2,100    Grand Rapids Wtr. Sup. Rev., 4.00%, 1/01/07, FGIC ...........................  No Opt. Call      2,237,697
                        Michigan Mun. Bd. Auth. Rev.,
    AAA        5,000      Zero Coupon, 5/15/06, MBIA ................................................  No Opt. Call      4,624,250
    AAA        1,165+     Ser. G, 6.35%, 11/01/04, AMBAC ............................................       N/A          1,292,055
    AAA          675      Ser. G, 6.35%, 11/01/06, AMBAC ............................................   11/04 @ 102        742,264
                        Michigan Pub. Pwr. Agcy. Rev., Belle River Proj., Ser. A, MBIA,
    AAA        1,000      2.70%, 1/01/07 ............................................................  No Opt. Call      1,016,300
    AAA        2,000      5.00%, 1/01/07 ............................................................  No Opt. Call      2,206,960








                       See Notes to Financial Statements.

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
                        MICHIGAN (CONTINUED)
    AAA      $ 4,850    Michigan Trunk Line, Ser. A, 4.00%, 11/01/06, FSA ...........................  No Opt. Call     $5,190,082
                                                                                                                      ------------
                                                                                                                        18,613,682
                                                                                                                      ------------
                        MINNESOTA--2.1%
    AAA        5,075    Met. Council Minneapolis-St. Paul, GO, 5.25%, 12/01/06 ......................  No Opt. Call      5,687,096
                        Minneapolis Spec. Sch. Dist. No. 001, COP, FSA,
    AAA        1,150      Ser. A, 3.00%, 2/01/07 ....................................................  No Opt. Call      1,181,912
    AAA          840      Ser. B, 3.25%, 2/01/07 ....................................................  No Opt. Call        869,442
    AAA        2,875    Minnesota Hsg. Fin. Auth. Rev., Ser. D, 5.35%, 8/01/06, MBIA ................   02/05 @ 102      3,046,810
                                                                                                                      ------------
                                                                                                                        10,785,260
                                                                                                                      ------------
                        MISSISSIPPI--0.4%
    AAA        1,935    Vicksburg, GO, 4.00%, 4/01/07, MBIA .........................................  No Opt. Call      2,064,587
                                                                                                                      ------------
                        NEBRASKA--0.8%
    AAA        3,850    Douglas Cnty. Sch. Dist. No. 017 Millard, GO, 3.20%, 11/15/06, FSA ..........  No Opt. Call      4,009,005
                                                                                                                      ------------
                        NEVADA--1.4%
    AAA        2,975    Clark Cnty., Library Dist., GO, 4.00%, 2/01/07, FGIC ........................  No Opt. Call      3,166,649
    AAA        2,005    Las Vegas, GO, Pub. Safety Bonds, 4.00%, 4/01/07, FSA .......................  No Opt. Call      2,139,275
                        Nevada Dept. of Bus. & Ind., Las Vegas Monorail Proj., AMBAC,
    AAA          800      Zero Coupon, 1/01/07 ......................................................  No Opt. Call        716,352
    AAA        1,295      Zero Coupon, 1/01/08 ......................................................  No Opt. Call      1,106,513
                                                                                                                      ------------
                                                                                                                         7,128,789
                                                                                                                      ------------
                        NEW HAMPSHIRE--0.5%
    AAA        2,310    New Hampshire Higher Edl. & Hlth. Facs. Auth. Rev., Elliot Hosp. of
                          Manchester, 6.70%, 10/01/06, AMBAC ........................................   01/03 @ 101      2,346,290
                                                                                                                      ------------
                        NEW JERSEY--4.2%
    AAA          265    Elizabeth, GO, 6.60%, 8/01/06, MBIA .........................................   01/03 @ 101        268,506
    AAA        1,000    Monmouth Cnty. Impvt. Auth. Rev., Gov't. Loan, 2.34%, 12/01/06, FSA .........  No Opt. Call      1,011,940
    AAA        8,565    New Jersey Hwy. Auth. Gen. Rev., Garden St. Pkwy., 5.00%, 1/01/07, FGIC .....  No Opt. Call      9,454,732
    AAA        5,000    New Jersey Transp. Trust Fund Auth. Transp. Sys., Ser. A, 5.125%, 6/15/07,
                          AMBAC .....................................................................   06/05 @ 102      5,425,500
                        No. Jersey Dist. Wtr. Sply. Rev., MBIA,
    AAA        2,525      Wanaque No. Proj., Ser. B, 6.50%, 11/15/06 ................................   01/03 @ 101      2,562,850
    AAA        1,065      Wanaque So. Proj., 6.50%, 7/01/06 .........................................       ETM          1,182,459
    AAA        1,250    Warren Cnty. Fin. Auth., PCR, 6.55%, 12/01/06, MBIA .........................   06/03 @ 102      1,299,975
                                                                                                                      ------------
                                                                                                                        21,205,962
                                                                                                                      ------------
                        NEW MEXICO--1.3%
    AAA        3,535    Gallup, PCR, Plains Elec. Generation, 6.50%, 8/15/07, MBIA ..................   01/03 @ 102      3,620,017
    AAA        2,860    New Mexico Fin. Auth. Rev., Pub. Proj., Ser. A, 3.50%, 6/01/07, MBIA ........  No Opt. Call      2,999,310
                                                                                                                      ------------
                                                                                                                         6,619,327
                                                                                                                      ------------
                        NEW YORK--11.1%
    AAA        2,800    Nassau Cnty., GO, Ser. Y, 5.00%, 3/01/06, FGIC ..............................  No Opt. Call      3,057,152
                        New York City, GO,
    AAA       13,000      Ser. A, 7.00%, 8/01/07, FSA ...............................................  08/06 @ 101.5    15,120,170
    AAA       10,000      Ser. E, 6.125%, 8/01/06, MBIA .............................................  No Opt. Call     11,292,400
    AAA        2,000    New York City Hlth. & Hosp. Corp. Rev., Hlth. Sys., Ser. A, 3.20%, 2/15/07,
                          FSA .......................................................................  No Opt. Call      2,062,880
                        New York Env. Fac. Corp., PCR, Ser. D,
    AAA        1,910+     6.40%, 11/15/04 ...........................................................       N/A          2,127,415
    AAA        2,590      6.40%, 5/15/06 ............................................................   11/04 @ 102      2,869,358
    AAA        9,830    New York Hsg. Fin. Agcy. Rev., Hsg. Proj. Mtge., Ser. A, 5.50%, 11/01/06,
                          FSA .......................................................................   05/06 @ 102     10,647,365
    AAA        5,250    New York Urban Dev. Corp. Rev., 5.625%, 1/01/07, AMBAC ......................  No Opt. Call      5,355,000
    AAA        3,270    Rochester, GO, Ser. B, 4.00%, 2/15/07, MBIA .................................  No Opt. Call      3,483,923
                                                                                                                      ------------
                                                                                                                        56,015,663
                                                                                                                      ------------
                        NORTH CAROLINA--1.3%
    AAA        6,000    No. Carolina Eastn. Mun. Pwr. Agcy. Sys. Rev., Ser. B, 6.00%, 1/01/06,
                          CAPMAC ....................................................................  No Opt. Call      6,714,540
                                                                                                                      ------------
                        NORTH DAKOTA--0.4%
    AAA        2,035    Grand Forks Hlth. Care Fac. Rev., United Hosp. Oblig. Grp., 6.50%, 12/01/06,
                          MBIA ......................................................................   01/03 @ 101      2,066,298
                                                                                                                      ------------
                        OHIO--5.2%
    AAA        1,000    Amer. Muni. Pwr. Inc., Rev., Omega JU2 Proj., 4.00%, 1/01/07, AMBAC .........  No Opt. Call      1,066,360
    AAA        2,170    Cincinnati City Sch. Dist., GO, Sch. Imprvt., 4.00%, 12/01/06, MBIA .........  No Opt. Call      2,327,065
    AAA        1,285    Milford Sch. Dist., GO, Sch. Imprvt., 3.25%, 12/01/06, FSA ..................  No Opt. Call      1,342,041







                       See Notes to Financial Statements.

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
                        OHIO (CONTINUED) Ohio Bldg. Auth. Rev., Ser. A, FSA,
    AAA      $ 4,585      Admin. Bldg. Fd., 5.00%, 10/01/06 .........................................  No Opt. Call     $5,067,204
    AAA       10,000      Adult Correction, 5.00%, 10/01/06 .........................................  No Opt. Call     11,051,700
    AAA        5,400    Ohio Wtr. Dev. Auth. Rev., Pure Wtr., 3.00%, 6/01/07, AMBAC .................  No Opt. Call      5,555,196
                                                                                                                      ------------
                                                                                                                        26,409,566
                                                                                                                      ------------
                        OREGON--0.9%
    AAA        2,020    Oregon Dept. of Admin. Svcs., COP, Ser. A, 5.00%, 11/01/06, FSA .............  No Opt. Call      2,204,345
    AAA        2,000    Washington & Clackamas Cntys. Sch. Dist., GO, 3.125%, 6/15/07, MBIA .........  No Opt. Call      2,075,360
                                                                                                                      ------------
                                                                                                                         4,279,705
                                                                                                                      ------------
                        PENNSYLVANIA--5.2%
    AAA        1,500    Delaware Cnty. Regl. Wtr. Quality Ctrl. Auth., Swr. Rev., 4.00%, 5/01/07,
                          FGIC ......................................................................  No Opt. Call      1,605,555
    AAA        1,345    Fleetwood Area Sch. Dist., GO, 4.00%, 4/01/07, FGIC .........................  No Opt. Call      1,437,872
    AAA        1,615    Oxford Area Sch. Dist., GO, Ser. A, 4.00%, 2/15/07, FGIC ....................  No Opt. Call      1,723,270
    AAA        1,900    Pennsylvania Dept. of Gen. Svcs., COP, 4.25%, 5/01/06, FSA ..................  No Opt. Call      2,039,764
    AAA        2,375    Pennsylvania Tpke. Comm. Rev., Ser. A, 4.125%, 12/01/06, FGIC ...............  No Opt. Call      2,554,265
                        Philadelphia, GO, FSA,
    AAA        1,000      4.00%, 9/15/06 ............................................................  No Opt. Call      1,067,130
    AAA        3,100      4.05%, 9/15/07 ............................................................  No Opt. Call      3,321,712
    AAA        1,550    Philadelphia Mun. Auth., Justice Lease Rev., Ser. A, 7.00%, 11/15/04, MBIA ..   01/03 @ 101      1,573,994
    AAA        2,950    Philadelphia Wtr. & Wst. Rev., 5.50%, 6/15/06, MBIA .........................  No Opt. Call      3,296,920
    AAA        3,620    Pittsburgh Pub. Parking Auth., Parking Rev., 2.75%, 12/01/06, AMBAC .........  No Opt. Call      3,707,677
                        Pocono Mtn. Sch. Dist., GO, FSA,
    AAA          875      4.50%, 4/01/07 ............................................................  No Opt. Call        953,006
    AAA        3,025      4.50%, 10/01/07 ...........................................................  No Opt. Call      3,303,905
                                                                                                                      ------------
                                                                                                                        26,585,070
                                                                                                                      ------------
                        RHODE ISLAND--1.1%
    AAA        1,865    Providence, GO, Ser. C, 3.75%, 1/15/07, FGIC ................................  No Opt. Call      1,969,738
    AAA        3,400    Rhode Island & Providence Plantations, GO, Ser. A, 4.00%, 12/01/06, FSA .....  No Opt. Call      3,643,440
                                                                                                                      ------------
                                                                                                                         5,613,178
                                                                                                                      ------------
                        SOUTH CAROLINA--0.4%
    AAA        1,715    Lexington Cnty. Sch. Dist. No. 1, COP, 3.00%, 3/01/07, AMBAC ................  No Opt. Call      1,766,999
                                                                                                                      ------------
                        TEXAS--18.6%
    AAA        6,575    Austin  Wtr. & Wstwtr. Sys. Rev., Ser. C, 3.75%, 11/15/06, FSA ..............  No Opt. Call      6,967,396
    AAA        2,400    Corpus Christi, Gen. Impvt., GO, Ser. A, 5.00%, 3/01/07, FSA ................  No Opt. Call      2,654,184
    AAA        1,095    Corpus Christi Bus. & Job Dev., Corp. Sales Tax Rev., 4.00%, 3/01/07, AMBAC .  No Opt. Call      1,166,931
    AAA        8,500    Cypress-Fairbanks Indpt. Sch. Dist., GO, Zero Coupon, 8/01/06, AMBAC ........  No Opt. Call      7,751,320
    AAA        6,355    Dallas Rapid Transit, 3.70%, 12/01/06, AMBAC ................................  No Opt. Call      6,726,640
    AAA        2,280    Denton Util. Sys. Rev., Mult. Util. Impvt., 4.25%, 12/01/06, AMBAC ..........  No Opt. Call      2,460,052
    AAA        3,445    El Paso Cnty., GO, 4.00%, 2/15/07, FSA ......................................  No Opt. Call      3,671,750
    AAA        1,000    Houston Area Wtr. Corp., Northeast Wtr. Purification Proj., 4.00%, 3/01/07,
                          FGIC ......................................................................  No Opt. Call      1,065,690
    AAA       13,225    Houston Wtr. & Swr. Sys. Rev., Ser. B, 6.75%, 12/01/08, FGIC ................   01/03 @ 101     13,428,665
    AAA        6,385+   MuniMae Trust, Ser. 10, Cl. A, 4.40%, 12/17/06 ..............................       N/A          6,583,126
    AAA        1,550+   No. Texas Wtr. Dist., 6.40%, 6/01/03, MBIA ..................................       N/A          1,583,216
    AAA        2,915    Odessa Texas Wtr. & Swr. Rev., 4.25%, 4/01/07, FSA ..........................  No Opt. Call      3,139,455
                        Round Rock Indpt. Sch. Dist., GO, Ser. A,
    AAA        2,465      4.25%, 8/01/06 ............................................................  No Opt. Call      2,646,301
    AAA        1,000      4.25%, 8/01/07 ............................................................  No Opt. Call      1,077,000
    AAA        8,115    San Antonio Elec. & Gas. Rev., Ser. B, Zero Coupon, 2/01/08, FGIC ...........       ETM          7,005,923
    AAA        5,000    Tarrant Regl. Wtr. Dist., Impvt., 3.00%, 3/01/07, FSA .......................  No Opt. Call      5,131,550
    AAA       15,000    Texas Mun. Pwr. Agcy. Rev., Zero Coupon, 9/01/06, AMBAC .....................  No Opt. Call     13,649,250
    AAA        1,000    Texas Pub. Fin. Auth. Rev., 3.00%, 2/01/07, FGIC ............................  No Opt. Call      1,023,830
    AAA        3,000    Texas Tech. Univ. Rev., Ser. 6, 4.25%, 2/15/07, AMBAC .......................  No Opt. Call      3,224,280
    AAA        3,395    Tyler Cnty. Hlth. Fac. Dev. Corp. Rev., Mother Francis Hosp., 6.50%, 7/01/06,
                          FGIC ......................................................................   01/03 @ 102      3,476,684
                                                                                                                      ------------
                                                                                                                        94,433,243
                                                                                                                      ------------
                        UTAH--5.6%
                        Utah, GO, Ser. B,
    AAA        5,950      4.50%, 7/01/06 ............................................................  No Opt. Call      6,446,408
    AAA       20,000      4.50%, 7/01/07 ............................................................  No Opt. Call     21,760,000
                                                                                                                      ------------
                                                                                                                        28,206,408
                                                                                                                      ------------






                       See Notes to Financial Statements.

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
----------------------------------------------------------------------------------------------------------------------------------
                        WASHINGTON--9.3%
    AAA      $ 1,325    Benton Cnty. Pub. Util. Dist., Elec. Rev., 3.75%, 11/01/06, FSA .............  No Opt. Call   $  1,403,308
    AAA        3,000    Clark Cnty. Pub. Util., Dist. No. 1, Elec. Rev., 4.00%, 1/01/07, AMBAC ......  No Opt. Call      3,190,830
    AAA        2,090    King Cnty., GO, 3.50%, 12/01/06, MBIA .......................................  No Opt. Call      2,196,653
    AAA        3,085    King Cnty. Swr. Rev., 3.50%, 1/01/07, FGIC ..................................  No Opt. Call      3,222,838
    AAA        2,100    Kitsap Cnty., GO, Ser. B, 4.00%, 12/01/06, AMBAC ............................  No Opt. Call      2,246,286
                        Seattle, GO, Ser. E, MBIA,
    AAA        1,700      Zero Coupon, 12/15/07 .....................................................  No Opt. Call      1,466,692
    AAA        1,345      Zero Coupon, 12/15/08 .....................................................  No Opt. Call      1,104,312
                        Snohomish Cnty. Pub. Util. Dist., Elec. Rev.,
    AAA        5,620      4.125%, 12/01/06, FSA .....................................................  No Opt. Call      6,037,678
    AAA        1,250      6.55%, 1/01/07, FGIC ......................................................       N/A          1,292,238
    AAA        3,890    Tacoma Elec. Sys. Rev., Ser. A, 4.00%, 1/01/07, FSA .........................  No Opt. Call      4,129,818
    AAA        3,360    Thurston Cnty. Sch. Dist. No. 3 No. Thurston, GO, 4.25%, 12/01/06, FSA ......  No Opt. Call      3,625,339
    AAA        5,000    Washington, GO, Ser. B, 5.00%, 1/01/08, MBIA ................................  No Opt. Call      5,549,050
    AAA       12,875    Washington Pub. Pwr. Sply. Sys. Rev., Nuclear Proj. No. 2, Ser. A, Zero
                          Coupon,
                          7/01/06, MBIA .............................................................  No Opt. Call     11,737,880
                                                                                                                     -------------
                                                                                                                        47,202,922
                                                                                                                     -------------
                        WEST VIRGINIA--1.6%
    AAA        5,300    West Virginia, GO, 4.00%, 6/01/06, FSA ......................................  No Opt. Call      5,655,948
                        West Virginia Econ. Dev. Auth. Rev., Correctional Juvenile & Pub., MBIA,
    AAA        1,500      Ser. A, 4.00%, 6/01/07 ....................................................  No Opt. Call      1,604,295
    AAA        1,000      Ser. B, 4.00%, 6/01/06 ....................................................  No Opt. Call      1,066,140
                                                                                                                     -------------
                                                                                                                         8,326,383
                                                                                                                     -------------
                        WISCONSIN--5.5%
    AAA        1,380    Appleton Wtrwks. Rev., Ser. B, 4.00%, 1/01/07, FGIC .........................  No Opt. Call      1,467,782
    AAA        5,000    Kenosha, GO, Ser. B, Zero Coupon, 10/15/08, FSA .............................  No Opt. Call      4,170,400
    AAA        1,275    Milwaukee, GO, Ser. W, 4.00%, 3/15/07, FSA ..................................  No Opt. Call      1,359,507
                        Wisconsin,
    AAA          880      COP, Ser. A, 3.75%, 3/01/07, FSA ..........................................  No Opt. Call        929,139
    AAA       12,780      COP, Ser. A, 3.75%, 9/01/07, FSA ..........................................  No Opt. Call     13,490,057
    AAA        6,085      GO, Ser. G, 4.00%, 5/01/07, MBIA ..........................................  No Opt. Call      6,510,646
                                                                                                                     -------------
                                                                                                                        27,927,531
                                                                                                                     -------------
                        TOTAL LONG-TERM INVESTMENTS (COST $731,018,276) .............................                  782,494,189
                                                                                                                     -------------
                        SHORT-TERM INVESTMENTS--3.9%
                        CALIFORNIA--0.8%
    A-1        4,000    California Trans. Fin. Auth., 1.45%, 1/01/03, FSA, FRWD++ ...................       N/A          4,000,000
                                                                                                                     -------------
                        SOUTH CAROLINA--2.1%
   A-1+       11,000    Piedmont Mun. Pwr. Agcy. Elec. Rev., 1.55%, 1/01/03, MBIA, FRWD++ ...........       N/A         11,000,000
                                                                                                                     -------------
                        MONEY MARKET FUND--1.0%
    NR         5,000    AIM Tax Free Investment Co. Cash Reserve Portfolio ..........................       N/A          5,000,000
                                                                                                                     -------------
                        TOTAL SHORT-TERM INVESTMENTS (COST $20,000,000) .............................                   20,000,000
                                                                                                                     -------------
                        TOTAL INVESTMENTS--158.3% (COST $751,018,276) ...............................                  802,494,189
                        Other assets in excess of liabilities--0.7% .................................                    3,630,430
                        Preferred shares at redemption value, including dividends payable--(59.0)% ..                 (299,173,091)
                                                                                                                     -------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ..........................                $ 506,951,528
                                                                                                                     =============

----------
  * Using the higher of S&P's, Moody's or Fitch's rating.
 ** Date (month/year) and price of the earliest optional call or redemption.
    There may be other call provisions at varying prices at later dates.
  + This bond is prefunded. See Glossary for definition.
++ For purposes of amortized cost valuation, the maturity date of this instrument is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.


--------------------------------------------------------------------------------

                              KEY TO ABBREVIATIONS

AMBAC      -- American Municipal Bond Assurance Corporation
CAPMAC     -- Capital Markets Assurance Company
COP        -- Certificate of Participation
CONNIE LEE -- College Construction Loan Insurance Association
ETM        -- Escrowed to Maturity PCR -- Pollution Control Revenue
FGIC       -- Financial Guaranty Insurance Company
FRWD       -- Floating Rate Weekly Demand
FSA        -- Financial Security Assurance
GO         -- General Obligation
MBIA       -- Municipal Bond Insurance Association
PCR        -- Pollution Control Revenue

--------------------------------------------------------------------------------






                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

 BLACKROCK STRATEGIC MUNICIPAL TRUST

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
----------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--151.0%
                        ALABAMA--15.0%
    AAA      $ 7,000    Alabama Pub. Sch. & Coll. Auth. Rev., Cap. Impvt., Ser. C, 5.75%, 7/01/18 ...  07/09 @ 101.5  $  7,817,320
   Baa2        3,000    Courtland Ind. Dev. Brd., PCR, Champion Intl. Corp. Proj., Ser. A, 6.70%,
                          11/01/29 ..................................................................  11/09 @ 101       3,171,480
    AAA        4,635+   Jefferson Cnty. Swr. Rev., Ser. D, 5.75%, 2/01/07, FGIC .....................       N/A          5,322,278
                                                                                                                      ------------
                                                                                                                        16,311,078
                                                                                                                      ------------
                        ALASKA--1.1%
    AAA        1,130    Alaska Hsg. Fin. Corp. Rev., Ser. A, 5.875%, 12/01/24, MBIA .................   12/05 @ 102      1,158,646
                                                                                                                      ------------
                        COLORADO--1.8%
    AAA       10,000    Northwest Pkwy. Pub. Hwy. Auth. Rev., Ser B, Zero Coupon, 6/15/30, FSA ...... 06/11 @ 31.387     1,984,700
                                                                                                                      ------------
                        CONNECTICUT--8.8%
                        Mashantucket Western Pequot Tribe, Spec. Rev.,
   Baa3        1,500++    Ser. A, 5.50%, 9/01/28 ....................................................   09/09 @ 101      1,483,755
   Baa3        8,000++    Ser. B, 5.75%, 9/01/27 ....................................................   09/07 @ 102      8,127,920
                                                                                                                      ------------
                                                                                                                         9,611,675
                                                                                                                      ------------
                        DELAWARE--2.0%
    NR         2,000++  Charter Mac Equity Issuer Trust, Ser. B, 7.60%, 11/30/50 ....................   11/10 @ 100      2,209,420
                                                                                                                      ------------
                        FLORIDA--7.2%
                        Florida Hsg. Fin. Corp. Rev., Sunset Place, Ser. K-1,
     A         2,400      6.00%, 10/01/19 ...........................................................   10/09 @ 102      2,467,032
     A         2,000      6.10%, 10/01/29 ...........................................................   10/09 @ 102      2,055,080
    NR         3,300    Hillsborough Cnty. Ind. Dev. Auth. Fac. Rev., National Gypsum, Ser. A,
                          7.125%, 4/1/30 ............................................................   04/10 @ 101      3,305,610
                                                                                                                      ------------
                                                                                                                         7,827,722
                                                                                                                      ------------
                        ILLINOIS--10.2%
    AAA        5,000    Chicago Brd. of Ed., Sch. Reform, 5.75%, 12/01/27, AMBAC ....................   12/07 @ 102      5,436,200
    BB         7,560    Chicago O' Hare Intl. Arpt. Spec. Fac. Rev., Delta Air Lines Inc. Term.
                          Proj., 6.45%, 5/01/18 .....................................................   02/03 @ 102      5,689,807
                                                                                                                      ------------
                                                                                                                        11,126,007
                                                                                                                      ------------
                        KENTUCKY--9.5%
    AAA       32,345    Kentucky Econ. Dev. Fin. Sys., Norton Hlth. Care Inc., Ser. B, Zero Coupon,
                          10/01/24, MBIA ............................................................  No Opt. Call     10,313,203
                                                                                                                      ------------
                        MARYLAND--4.0%
    NR         4,000++  MuniMae TE Bond Subsidiary, LLC, Ser. A, 6.875%, 6/30/49 ....................   06/09 @ 100      4,303,280
                                                                                                                      ------------
                        MICHIGAN--9.4%
    AAA        2,000    Michigan Hosp. Fin. Auth. Rev., Mercy Hlth. Svcs., 5.75%, 8/15/19, MBIA .....   08/09 @ 101      2,198,380
    BB         8,000    Midland Cnty. Econ. Dev. Rev., Ser. A, 6.875%, 7/23/09 ......................   07/07 @ 101      8,027,600
                                                                                                                      ------------
                                                                                                                        10,225,980
                                                                                                                      ------------
                        MISSOURI--2.0%
     A         2,000    Missouri Hlth. & Edl. Facs. Auth. Hlth. Facs. Rev., St. Anthony's Med. Ctr.,
                          6.125%, 12/01/19 ..........................................................   12/10 @ 101      2,119,540
                                                                                                                      ------------
                        NEW JERSEY--10.5%
    B+         6,000    New Jersey Econ. Dev. Auth., Continental Airlines Inc. Proj., 6.25%, 9/15/19    09/09 @ 101      4,247,580
    AA         6,000+   New Jersey Transp. Trust Fund Auth., Transp. Sys., Ser. A, 6.00%, 6/15/10 ...       N/A          7,126,380
                                                                                                                      ------------
                                                                                                                        11,373,960
                                                                                                                      ------------
                        NEW YORK--10.8%
                        New York City Transl. Fin. Auth. Rev.,
    AA+        1,800      Ser. A, 5.25%, 11/01/11 ...................................................  No Opt. Call      2,024,730
    AA+        4,885+     Ser. B, 6.00%, 5/15/10 ....................................................       N/A          5,867,276
    AA+        1,115      Ser. B, 6.00%, 11/15/21 ...................................................   05/10 @ 101      1,252,189
    Aa1        2,500    New York Mtge. Agcy. Rev., Homeowner Mtge., Ser. 85, 5.70%, 10/01/17 ........   09/09 @ 100      2,593,525
                                                                                                                      ------------
                                                                                                                        11,737,720
                                                                                                                      ------------
                        PENNSYLVANIA--17.8%
                        Lehigh Cnty. Gen. Purp. Auth. Rev., Kidspeace Oblig. Grp.,
    Ba2        2,250      6.00%, 11/01/23 ...........................................................   11/08 @ 102      2,080,530
    Ba2        2,335      6.20%, 11/01/14 ...........................................................   11/09 @ 102      2,243,818








                       See Notes to Financial Statements.

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
----------------------------------------------------------------------------------------------------------------------------------
                        PENNSYLVANIA (CONTINUED)
   BBB+      $ 1,500    Montgomery Cnty. Ind. Dev. Auth., Retirement Cmnty. Rev., 5.25%, 11/15/28 ...   11/08 @ 101    $ 1,407,330
                        Pennsylvania Econ. Dev. Fin. Auth. Exempt Facs. Rev., Amtrak Proj., Ser. A,
    A3           700      6.125%, 11/01/21 ..........................................................   05/11 @ 101        643,020
    A3         1,000      6.25%, 11/01/31 ...........................................................   05/11 @ 101        893,660
    A3         1,000      6.50%, 11/01/16 ...........................................................   05/11 @ 101      1,003,870
    AAA        8,500    Philadelphia Sch. Dist., GO, Ser. C, 5.75%, 3/01/29, MBIA ...................   03/10 @ 100      9,251,740
    AAA        1,500    Washington Cnty. Auth. Rev., Cap. Fdg. & Equip. Proj., 6.15%, 12/01/29,
                          AMBAC .....................................................................  No Opt. Call      1,776,645
                                                                                                                      ------------
                                                                                                                        19,300,613
                                                                                                                      ------------
                        TENNESSEE--5.6%
    A3         3,750    Maury Cnty. Ind. Dev. Brd., PCR, Saturn Corp. Proj., 6.50%, 9/01/24 .........   09/04 @ 102      3,903,337
    AAA        2,000    Memphis Shelby Cnty. Arpt. Auth. Rev., Ser. D, 6.00%, 3/01/24, AMBAC ........   03/10 @ 101      2,189,800
                                                                                                                      ------------
                                                                                                                         6,093,137
                                                                                                                      ------------
                        TEXAS--17.4%
    BB-        6,500    Dallas Ft. Worth Intl. Arpt. Fac. Impvt. Rev., Amer. Airlines Inc., 6.375%,
                          5/1/35 ....................................................................   11/09 @ 101      2,648,685
    AAA        4,750    Harris Cnty. Houston Sports Auth. Spec. Rev., Ser. A, Zero Coupon, 11/15/38,
                          MBIA ......................................................................   11/30 @ 61.166     689,653
    AAA        1,500    Lower Colorado River Auth. Rev., Ser. A, 5.50%, 5/15/21, AMBAC ..............   05/09 @ 101      1,587,255
    BBB        3,000    Port Corpus Christi Auth., Celanese Proj., Ser. B, 6.70%, 11/01/30 ..........   05/12 @ 101      3,089,070
    AAA       15,000    Texas Tpke. Auth. Central Sys. Rev., Cap. Appr., Zero Coupon, 8/15/31, AMBAC  08/12 @ 32.807     2,812,500
    Aa1          500    Texas Wtr. Fin. Asst., GO, 5.75%, 8/01/22 ...................................   08/10 @ 100        553,265
    AAA        7,030    Travis Cnty. Hlth. Facs. Dev. Corp. Rev., Ascension Hlth., Ser. A, 5.875%,
                          11/15/24, AMBAC ...........................................................   11/09 @ 101      7,581,433
                                                                                                                      ------------
                                                                                                                        18,961,861
                                                                                                                      ------------
                        UTAH--4.1%
    AAA        4,000    Intermountain Pwr. Agcy. Pwr. Sply. Rev., Ser. B, 5.75%, 7/01/19, MBIA ......   07/07 @ 102      4,437,640
                                                                                                                      ------------
                        VIRGINIA--1.7%
    AAA        1,750    Virginia Res. Auth. Clean Wtr. Rev., 5.625%, 10/01/22 .......................   10/10 @ 100      1,889,353
                                                                                                                      ------------
                        WASHINGTON--6.7%
                        Washington, GO,
    AA+        4,750      Ser. A, 5.625%, 7/01/24 ...................................................   07/09 @ 100      5,074,805
    AA+        2,000      Ser. B, 6.00%, 1/01/25 ....................................................   01/10 @ 100      2,228,880
                                                                                                                      ------------
                                                                                                                         7,303,685
                                                                                                                      ------------
                        WISCONSIN--5.4%
    A+         6,000    Badger Tobacco Asset Sec. Corp. Rev., 6.375%, 6/01/32 .......................   06/12 @ 100      5,886,540
                                                                                                                      ------------
                        Total Long-Term Investments (cost $158,125,584) .............................                  164,175,760
                                                                                                                      ------------
                        MONEY MARKET FUND--3.7%
    NR         4,000    AIM Tax Free Investment Co. Cash Reserve Portfolio (cost $4,000,000) ........       N/A          4,000,000
                                                                                                                      ------------
                        TOTAL INVESTMENTS--154.7% (COST $162,125,584) ...............................                  168,175,760
                        Other assets in excess of liabilities--2.3% .................................                    2,558,059
                        Preferred shares at redemption value, including dividends payable--(57.0)% ..                  (62,013,242)
                                                                                                                      ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ..........................                 $108,720,577
                                                                                                                      ============

----------
  * Using the higher of S&P's, Moody's or Fitch's rating.
 ** Date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.
  + This bond is prerefunded. See Glossary for definition.
 ++ Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of December 31, 2002, the Trust held 14.8% of its net assets, with a current market value of $16,124,375, in securities restricted as to resale.


--------------------------------------------------------------------------------

                              KEY TO ABBREVIATIONS

AMBAC --   American Municipal Bond Assurance Corporation
FGIC  --   Financial Guaranty Insurance Company
FSA   --   Financial Security Assurance
GO    --   General Obligation
MBIA  --   Municipal Bond Insurance Association
PCR   --   Pollution Control Revenue

--------------------------------------------------------------------------------







                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

 BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
----------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--156.2%
                        CALIFORNIA--144.3%
    AAA      $ 2,635    Alameda Cnty., COP, Ser. A, 3.80%, 12/01/08, MBIA ...........................  No Opt. Call   $  2,818,554
                        Anaheim Union High Sch. Dist., GO, Ser. A, FSA,
    AAA        1,060      3.50%, 8/01/08 ............................................................  No Opt. Call      1,113,456
    AAA        1,250      4.00%, 8/01/09 ............................................................  No Opt. Call      1,341,737
    AAA        1,000    Burbank Elec. Rev., 3.50%, 6/01/09, MBIA ....................................  No Opt. Call      1,042,490
                        California, GO,
    AAA        2,000      5.00%, 6/01/09, MBIA ......................................................  No Opt. Call      2,247,480
    AAA        3,000      5.50%, 4/01/09, MBIA ......................................................  No Opt. Call      3,447,390
    AAA        3,000      5.50%, 2/01/10, MBIA ......................................................  No Opt. Call      3,429,630
    AAA        2,000      6.25%, 9/01/08, FGIC ......................................................  No Opt. Call      2,373,100
    AAA       15,000      6.30%, 9/01/08, MBIA ......................................................  No Opt. Call     17,837,400
                        California Dept. of Wtr. Res. Pwr. Sply. Rev., Ser. A,
    AAA       10,000      3.125%, 5/01/08, FSA ......................................................  No Opt. Call     10,221,500
    AAA       10,000      3.375%, 5/01/09, MBIA .....................................................  No Opt. Call     10,259,700
    AAA       10,535    California Dept. of Wtr. Res. Wtr. Rev., Central Valley Proj. Ser. Z, 4.00%,
                          12/01/09, FGIC ............................................................  No Opt. Call     11,344,404
                        California Hlth. Facs. Fin. Auth. Rev.,
    AAA        6,850      Marin Gen. Hosp., Ser. A, 5.75%, 8/01/09, FSA .............................   08/03 @ 102      7,135,303
    AAA        2,000      Sutter Hlth. Care Sys., 5.70%, 8/15/09, MBIA ..............................   08/06 @ 102      2,261,980
    AAA        2,100    California Pub. Wks. Brd., Energy Efficiency,  Ser. A, 5.625%, 10/01/08,
                          AMBAC .....................................................................   10/05 @ 102      2,328,270
    AAA        2,600    Castaic Lake Wtr. Agcy., COP., Wtr. Sys. Impvt. Proj., Ser. A, 7.25%, 8/01/10,
                          MBIA ......................................................................  No Opt. Call      3,289,572
    AAA        1,135    Chaffey Cmnty. College Dist., GO, Ser. A, 3.75%, 7/01/09, FSA ...............  No Opt. Call      1,200,580
                        Chula Vista, COP, Police Fac. Proj., MBIA,
    AAA        1,000      4.00%, 8/01/08 ............................................................  No Opt. Call      1,076,270
    AAA        1,000      4.00%, 8/01/09 ............................................................  No Opt. Call      1,073,390
    AAA        5,500    Clovis Unified Sch. Dist., Ser. B, Zero Coupon, 8/01/08, FGIC ...............       ETM          4,744,685
    AAA        1,855    El Paso De Robles, GO, Ser. A, Zero Coupon, 8/01/09, FGIC ...................  No Opt. Call      1,499,007
    AAA        4,025    Elsinore Valley Mun. Wtr. Dist., COP, Ser. A, 6.00%, 7/01/09, FGIC ..........  No Opt. Call      4,779,044
    AAA        1,055    Glendale Unified Sch. Dist., Ser. D, 3.50%, 9/01/09, MBIA ...................  No Opt. Call      1,101,462
                        Long Beach Bd. Fin. Auth. Tax Allocation, Rev. Redev. Projs., AMBAC,
    AAA        1,245      3.50%, 8/01/08 ............................................................  No Opt. Call      1,307,786
    AAA        1,120      3.75%, 8/01/09 ............................................................  No Opt. Call      1,185,475
    AAA       13,110    Los Angeles, GO, Ser. A, 3.50%, 9/01/09, MBIA ...............................  No Opt. Call     13,687,365
                        Los Angeles Cnty., Asset Leasing Corp. Rev., AMBAC,
    AAA        2,910      5.95%, 12/01/07 ...........................................................  No Opt. Call      3,425,652
    AAA        8,090      6.00%, 12/01/08 ...........................................................  No Opt. Call      9,600,160
    AAA        8,600      6.05%, 12/01/09 ...........................................................  No Opt. Call     10,332,298
    AAA        4,405    Los Angeles Cnty., Met. Transp. Auth. Rev., Spl. Benefit Assmt. Dist. A1,
                          3.75%,
                          9/01/08, AMBAC ............................................................  No Opt. Call      4,687,977
                        Los Angeles Dept. of Wtr. & Pwr. Elec., Plant Rev., FGIC,
    AAA           80+     5.75%, 9/01/03 ............................................................       N/A             84,027
    AAA          840      5.75%, 9/01/12 ............................................................   09/03 @ 102        878,758
    AAA           80      5.75%, 9/01/12 ............................................................       ETM             83,734
    AAA        3,860    Los Angeles Sanitation Equip. Charge Rev., Ser. A, 3.625%, 2/01/09, FSA .....  No Opt. Call      4,042,732
    AAA        2,660    Los Angeles Unified Sch. Dist., Ser. B, 3.00%, 10/01/08, FSA ................  No Opt. Call      2,727,271
    AAA        3,075+   Marysville Hosp. Rev., Fremont-Rideout Hlth. Grp., Ser. A, 6.20%, 1/01/03,
                          AMBAC .....................................................................       N/A          3,136,500
    AAA        1,000    Mount Diablo Unified Sch. Dist.,  GO, 3.50%, 8/01/08, FSA ...................  No Opt. Call      1,050,430
    AAA        1,000    Orange Cnty. Local Trans. Auth. Sales Tax Rev., 6.00%, 2/15/09, MBIA ........  No Opt. Call      1,177,240
    AAA        2,495    Pasadena Unified Sch. Dist., Ser. C, 3.50%, 11/01/08, FSA ...................  No Opt. Call      2,626,162
    AAA        3,345    Sacramento City Fin. Auth. Rev., City Hall & Redev. Projs. Ser. A, 3.50%,
                          12/01/08, FSA .............................................................  No Opt. Call      3,523,289
    AAA        1,000    Sacramento City Unified Sch. Dist., 3.50%, 7/01/09, FGIC ....................  No Opt. Call      1,043,020
                        Sacramento Mun. Util. Dist. Elec. Rev., Ser. C,
    AAA          825      5.75%, 11/15/07, MBIA .....................................................       ETM            855,129
    AAA        3,750      5.75%, 11/15/08, FGIC .....................................................       ETM          3,886,275
    AAA        3,950      5.75%, 11/15/09, MBIA .....................................................       ETM          4,092,516
    AAA        5,000    San Bernardino Cnty., Trans. Auth., Sales Tax Rev., 6.00%, 3/01/10, FGIC ....       ETM          5,083,050
    AAA       11,000    San Diego Cnty., COP, 5.625%, 9/01/12, AMBAC ................................  No Opt. Call     12,835,350







                       See Notes to Financial Statements.

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
----------------------------------------------------------------------------------------------------------------------------------
                        CALIFORNIA (CONTINUED)
                        San Diego Cnty., Regl. Trans. Cmnty. Sales Tax Rev., Ser. A,
    AAA      $ 2,500      6.00%, 4/01/08, FGIC ......................................................       ETM       $  2,527,425
    AAA        7,830      6.00%, 4/01/08, MBIA ......................................................       ETM          7,915,895
    AAA       12,725    San Diego Pub. Facs. Fin. Auth., Wtr. Rev., 3.00%, 8/01/09, MBIA ............  No Opt. Call     12,898,951
    AAA        7,650    San Diego Redev. Agcy. Rev., Tax Allocation-Centre City Proj., 6.00%, 9/01/08,
                          AMBAC .....................................................................  01/03 @ 102       7,832,070
                        San Jose Arpt. Rev., MBIA,
    AAA       11,010+     6.00%, 3/01/03 ............................................................       N/A         11,312,555
    AAA        3,755+     6.10%, 3/01/03 ............................................................       N/A          3,858,788
    AAA        1,000    San Jose Redev. Agcy. Tax Allocation, Merged Area Redev. Proj., 4.00%,
                          8/01/09, MBIA .............................................................  No Opt. Call      1,073,390
    AAA        1,000    San Mateo Cnty. Cmnty. College Dist., GO, Ser. A, 3.30%, 9/01/08, FGIC ......  No Opt. Call      1,040,660
                        Santa Ana Unified Sch. Dist., GO, Ser. B, FGIC,
    AAA        1,000      Zero Coupon, 8/01/08 ......................................................  No Opt. Call        846,250
    AAA        2,000      Zero Coupon, 8/01/09 ......................................................  No Opt. Call      1,605,760
    AAA        2,470    Santa Clara, COP, Ser. B, 3.50%, 2/01/09, AMBAC .............................  No Opt. Call      2,569,788
    AAA        2,865+   Santa Clara Cnty. Fin. Auth., Lease Rev., Fac. Replacement Proj. A, 6.50%,
                          11/15/04, AMBAC ...........................................................       N/A          3,196,366
    AAA        4,665    South Coast Air Quality Mgmt. Dist. Bldg., Corp. Rev., 4.00%, 8/01/09, AMBAC   No Opt. Call      5,007,364
    AAA        5,000    Southern California Rapid Trans. Dist., COP, Workers' Comp. Fund, 6.00%,
                          7/01/10, MBIA .............................................................  02/03 @ 101.5     5,103,250
    AAA        2,000    Univ. of California Rev., Multi-Purpose Projs., Ser. F-1989, 5.00%, 9/01/11,
                          FGIC ......................................................................   09/06 @ 101      2,140,900
    AAA        2,160    West Sacramento Fin. Auth. Rev., Wtr. Sys. Impvt., 5.25%, 8/01/08, FGIC .....   02/03 @ 102      2,208,773
                                                                                                                      ------------
                                                                                                                       260,456,785
                                                                                                                      ------------
                        PUERTO RICO--11.9%
                        Puerto Rico Elec. Pwr. Auth. Rev.,
    AAA        5,280      Ser. DD, 5.00%, 7/01/09, FSA ..............................................  07/08 @ 101.5     5,905,363
    AAA        7,000      Ser. DD, 5.00%, 7/01/10, FSA ..............................................  07/08 @ 101.5     7,731,220
    AAA        3,000      Ser. KK, 4.50%, 7/01/09, XLCA .............................................  No Opt. Call      3,272,610
    AAA        4,000    Puerto Rico Mun. Fin. Agcy., Ser. A, 5.625%, 8/01/10, FSA ...................   08/09 @ 101      4,603,120
                                                                                                                      ------------
                                                                                                                        21,512,313
                                                                                                                      ------------
                        TOTAL INVESTMENTS--156.2% (COST $261,932,597) ...............................                  281,969,098
                        Other assets in excess of liabilities--1.7% .................................                    3,078,742
                        Preferred shares at redemption value, including dividends payable--(57.9)% ..                 (104,550,000)
                                                                                                                      ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ..........................                 $180,497,840
                                                                                                                      ============

----------
  * Using the higher of S&P's, Moody's or Fitch's rating.
 ** Date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.
  + This bond is prerefunded. See Glossary for definition.


--------------------------------------------------------------------------------

                              KEY TO ABBREVIATIONS

AMBAC  --   American Municipal Bond Assurance Corporation
COP    --   Certificate of Participation
ETM    --   Escrowed to Maturity
FGIC   --   Financial Guaranty Insurance Company
FSA    --   Financial Security Assurance
GO     --   General Obligation
MBIA   --   Municipal Bond Insurance Association

--------------------------------------------------------------------------------







                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

 BLACKROCK CALIFORNIA MUNICIPAL 2018 TERM TRUST

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
----------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--156.4%
                        CALIFORNIA--134.3%
                        California, GO,
    A1       $12,500      5.00%, 11/01/20 ...........................................................   11/11 @ 100    $12,625,750
    AAA        6,500      Ser. BZ, 5.35%, 12/01/21, MBIA ............................................   06/07 @ 101      6,575,270
                        California Cnty. Tobacco Sec. Agcy. Rev., Tobacco Settlement,
    A+         5,000      Fresno Cnty. Funding Corp., 5.875%, 6/01/27 ...............................   06/12 @ 100      5,031,100
    A1         5,000      Ser. A, 5.50%, 6/01/33 ....................................................   06/12 @ 100      4,743,750
    A-         5,000    California Dept. of Wtr. Res. Pwr. Sply. Rev., Ser. A, 5.125%, 5/01/19 ......   05/12 @ 101      5,144,950
    AAA       20,000    California Hsg. Fin. Agcy. Rev., Home Mtge., Ser. T, Zero Coupon, 8/01/21,
                          MBIA ......................................................................  08/11 @ 57.562    7,189,600
                        California Infrastructure & Econ. Dev. Rev.,
     A         1,985      J. David Gladstone Inst. Proj., 5.50%, 10/01/20 ...........................   10/11 @ 101      2,092,587
     A         6,500      Kaiser Hosp. Asst. LLC, Ser. A, 5.55%, 8/01/31 ............................   08/11 @ 102      6,561,230
    A+         3,100    California Poll. Ctrl. Fin. Auth., PCR, San Diego Gas & Elec., Ser. A, 5.90%,
                          6/1/14 ....................................................................  No Opt. Call      3,321,185
                        California Pub. Wks. Brd., Ser. A,
    A2         2,020      California Cmnty. College, 5.00%, 12/01/17 ................................   12/08 @ 101      2,069,066
    A2         2,415      Trustees California St. Univ., 5.00%, 10/01/17 ............................   10/08 @ 101      2,472,525
    NR         4,000+   Charter Mac Equity Issuer Trust, Ser. A, 6.625%, 6/30/49 ....................   06/09 @ 100      4,235,880
    A-         2,500    Daly City Hsg. Dev. Fin. Agcy. Rev., Sr. Franciscan Acquisition Proj.,
                          Ser. A, 5.80%, 12/15/25 ...................................................   12/13 @ 102      2,540,875
    AAA        3,395    Fontana Pub. Fin. Auth., Tax Allocation Rev., Fontana Redev. Proj.,
                          Ser. A, 5.25%, 9/01/18, FSA ...............................................   09/11 @ 101      3,670,640
    BBB       20,000    Foothill/Eastn. Transp. Corridor Agcy., Toll Road Rev., Zero Coupon, 1/15/21   01/10 @ 53.346    6,926,000
    AAA        5,000    Long Beach Harbor Rev., Ser. A, 5.25%, 5/15/18, FGIC ........................   05/10 @ 101      5,326,950
    AA         5,000    Los Angeles Cnty. Pub. Wks. Fin. Auth. Rev., Regl. Pk. & Open Space, Ser. A,
                          5.00%, 10/01/19 ...........................................................   10/07 @ 101      5,161,100
    AAA       10,025    Los Angeles Habor Dept. Rev., Ser. B, 5.50%, 8/01/21, AMBAC .................   08/11 @ 100     10,630,610
    NR         5,000+   MuniMae TE Bond Subsidiary, LLC, Ser. A, 6.875%, 6/30/49 ....................   06/09 @ 100      5,379,100
    AAA        3,890    Ontario Redev. Fin. Auth. Lease Rev., Cap. Proj., 5.00%, 8/01/21, AMBAC .....   08/11 @ 101      4,040,543
    AAA        5,000    Riverside Unified Sch. Dist., Ser. A, 5.25%, 2/01/23, FGIC ..................   02/12 @ 101      5,265,550
                        San Bernardino Cnty., Spl. Tax, Cmnty. Facs.,
    NR           105      5.35%, 9/01/17 ............................................................   09/12 @ 102        101,678
    NR           245      5.50%, 9/01/18 ............................................................   09/12 @ 102        237,731
    NR           500      5.60%, 9/01/19 ............................................................   09/12 @ 102        484,185
    NR           355      5.70%, 9/01/20 ............................................................   09/12 @ 102        344,222
    AAA        2,980    San Diego Cnty., COP, 5.25%, 11/01/19, AMBAC ................................   11/11 @ 100      3,182,074
    AAA        2,135    Santa Clara Valley Transp. Auth., Sales Tax Rev., Ser. A, 5.00%, 6/01/18,
                          MBIA ......................................................................   06/11 @ 100      2,244,397
    AAA        4,590    Stockton East Wtr. Dist., COP, Ser. B, Zero Coupon, 4/01/19, FGIC ........... 04/12 @ 66.427     1,911,460
    A+         1,000    Tobacco Sec. Auth. No. California, Tobacco Settlement Rev., Ser. A, 5.375%,
                          6/01/41 ...................................................................   06/11 @ 100        893,010
    A+         6,000    Tobacco Sec. Auth. So. California, Tobacco Settlement Rev., Ser. A, 5.50%,
                          6/01/36 ...................................................................   06/12 @ 100      5,643,660
                                                                                                                      ------------
                                                                                                                       126,046,678
                                                                                                                      ------------
                        PUERTO RICO--19.0%
    A+         5,000    Children's Trust Fund Tobacco Settlement Rev., 5.375%, 5/15/33 ..............   05/12 @ 100      4,881,300
    A-         4,410    Puerto Rico Pub. Bldgs. Auth. Rev., Gov't. Facs., Ser. C, 5.75%, 7/01/19 ....  No Opt. Call      4,997,015
   BBB+        7,500    Puerto Rico Pub. Fin. Corp. Rev., Comnwlth. Approp., Ser. E, 5.70%, 8/01/25 .   02/10 @ 100      7,955,550
                                                                                                                      ------------
                                                                                                                        17,833,865
                                                                                                                      ------------
                        U. S. VIRGIN ISLANDS--3.1%
                        Tobacco Settlement Fin. Corp. Virgin Islands, Tobacco Settlement Rev.,
    A3         2,010      5.00%, 5/15/21 ............................................................   05/11 @ 100      1,960,172
    A3         1,000      5.00%, 5/15/31 ............................................................   05/11 @ 100        942,340
                                                                                                                      ------------
                                                                                                                         2,902,512
                                                                                                                      ------------






                       See Notes to Financial Statements.

                                                      DESCRIPTION                                                        VALUE
----------------------------------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS--156.4% (COST $143,953,753) ...............................                 $146,783,055
                        Other assets in excess of liabilities--2.8% .................................                    2,587,230
                        Preferred shares at redemption value, including dividends payable--(59.2)% ..                  (55,526,748)
                                                                                                                      ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ..........................                 $ 93,843,537
                                                                                                                      ============

----------
  * Using the higher of S&P's, Moody's or Fitch's rating.
 ** Date (month/year) and price of the earliest optional call or redemption.
    There may be other call provisions at varying prices at later dates.
  + Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of December 31, 2002, the Trust held 10.2% of its net assets, with a current market value of $9,614,980, in securities restricted as to resale.


--------------------------------------------------------------------------------

                              KEY TO ABBREVIATIONS

AMBAC  --   American Municipal Bond Assurance Corporation
COP    --   Certificate of Participation
FGIC   --   Financial Guaranty Insurance Company
FSA    --   Financial Security Assurance
GO     --   General Obligation
MBIA   --   Municipal Bond Insurance Association
PCR    --   Pollution Control Revenue

--------------------------------------------------------------------------------









                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

 BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
----------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--156.8%
                        FLORIDA--139.6%
    AAA      $ 1,500    Alachua Cnty. Sch. Dist., GO, 4.25%, 1/01/09, FSA ...........................  No Opt. Call   $  1,606,965
                        Cocoa Beach Utils. Rev., MBIA,
    AAA        1,000      3.00%, 11/01/08 ...........................................................  No Opt. Call      1,011,550
    AAA        1,000      3.25%, 11/01/09 ...........................................................  No Opt. Call      1,012,800
    AAA        1,765    Collier Cnty. Sch. Brd., COP, Ser. A, 3.50%, 2/15/09, FSA ...................  No Opt. Call      1,819,644
                        Dade Cnty., GO,
    AAA        5,000      Ser. A, Zero Coupon, 2/01/08, MBIA ........................................ 02/06 @ 92.852     4,201,400
    AAA          905      Ser. B, Zero Coupon, 10/01/08, AMBAC ......................................       ETM            757,747
    AAA        1,095      Ser. B, Zero Coupon, 10/01/08, AMBAC ......................................  No Opt. Call        920,140
    AAA        1,000    Dade Cnty. Aviation Rev., Ser. A, 6.00%, 10/01/08, AMBAC ....................   10/05 @ 102      1,120,020
    AAA        5,465+   Dade Cnty. Sch. Brd., COP, Ser. A, 5.75%, 5/01/04, MBIA .....................       N/A          5,843,233
                        Delray Beach, FSA,
    AAA        1,305      Decade of Excellence Prog., GO, 3.50%, 2/01/08 ............................  No Opt. Call      1,368,305
    AAA        1,515      Decade of Excellence Prog., GO, 3.50%, 2/01/09 ............................  No Opt. Call      1,561,632
    AAA        2,035      Utils. Tax Rev., 3.50%, 6/01/08 ...........................................  No Opt. Call      2,117,926
                        Escambia Cnty. Utils. Auth. Sys. Rev., FGIC,
    AAA        2,450+     Ser. A, 6.10%, 1/01/03 ....................................................       N/A          2,499,000
    AAA        1,595      Ser. B, 6.125%, 1/01/09 ...................................................  No Opt. Call      1,871,892
    AAA        8,720    Florida Brd. of Ed., GO, 3.50%, 1/01/09, FSA ................................  No Opt. Call      8,985,001
    AAA        4,190    Florida Brd. of Ed., Lottery Rev., Ser. A, 5.00%, 7/01/08, FGIC .............  No Opt. Call      4,659,531
                        Florida Dept. of Env. Protection Presvtn. Rev., Ser. B, FGIC,
    AAA        5,905      4.00%, 7/01/08 ............................................................  No Opt. Call      6,267,980
    AAA        6,140      4.00%, 7/01/09 ............................................................  No Opt. Call      6,484,331
                        Florida Div. of Bd. Fin. Dept., Gen. Svc. Rev.,
    AAA        8,000      Dept. of Env. Presvtn., 2000-B, 5.25%, 7/01/10, FSA .......................   07/08 @ 101      8,829,600
    AAA        2,000      Nat. Res. & Presvtn., 2000-A, 5.00%, 7/01/11, AMBAC .......................   07/07 @ 101      2,147,660
    AAA        6,000    Greater Orlando Aviation Auth., Orlando Arpt. Facs. Rev., Ser. C, 3.50%,
                          10/01/08, MBIA ............................................................  No Opt. Call      6,155,700
                        Hillsborough Cnty. Cap Impvt., FGIC,
    AAA        2,630+     6.25%, 8/01/04 ............................................................       N/A          2,859,494
    AAA        1,500+     6.60%, 8/01/04 ............................................................       N/A          1,639,020
    AAA        5,000+   Hillsborough Cnty. Sch. Brd., COP, 5.875%, 7/01/04, MBIA ....................       N/A          5,437,600
    AAA        3,000    Hillsborough Cnty. Sch. Dist. Sales Tax Rev., 4.00%, 10/01/09, AMBAC ........  No Opt. Call      3,174,120
    AAA       10,000    Hillsborough Cnty. Util. Rev., Jr. Lien, 4.50%, 8/01/08, AMBAC ..............  No Opt. Call     10,879,900
                        Indian River Cnty. Sch. Dist., GO, FSA,
    AAA          950      3.25%, 4/01/08 ............................................................  No Opt. Call        976,011
    AAA        1,000      3.25%, 4/01/09 ............................................................  No Opt. Call      1,017,410
                        Indian Trace Cmnty. Dev. Dist., Wtr. Mgmt. Spec. Benefit, Ser. A, MBIA,
    AAA        3,000      5.625%, 5/01/08 ...........................................................   05/05 @ 102      3,291,630
    AAA        2,910      5.75%, 5/01/09 ............................................................   05/05 @ 102      3,201,058
                        Jacksonville Beach Utils. Rev., AMBAC,
    AAA        1,100      3.00%, 4/01/08 ............................................................  No Opt. Call      1,116,764
    AAA        1,490      3.00%, 10/01/08 ...........................................................  No Opt. Call      1,506,956
    AAA        1,100      3.10%, 4/01/09 ............................................................  No Opt. Call      1,109,812
    AAA        1,155      3.10%, 10/01/09 ...........................................................  No Opt. Call      1,159,112
    AAA        5,895    Jacksonville Excise Tax Rev., 4.25%, 10/01/08, AMBAC ........................  No Opt. Call      6,350,448
                        Jacksonville Sales Tax Rev.,
    AAA        1,155      3.125%, 10/01/08, FGIC ....................................................  No Opt. Call      1,175,744
    AAA        1,000      3.375%, 10/01/09, FGIC ....................................................  No Opt. Call      1,020,210
    AAA        2,000      4.10%, 10/01/08, AMBAC ....................................................  No Opt. Call      2,138,700
    AAA          825    Lake Cnty. Sch. Brd., COP, 3.50%, 7/01/09, AMBAC ............................  No Opt. Call        844,684
    AAA        2,000    Lakeland Elec. & Wtr. Rev., Jr. Sub. Lien, 5.90%, 10/01/08, FSA .............  No Opt. Call      2,328,460
    AAA        3,000    Lee Cnty. Arprt. Rev., 4.25%, 10/01/09,  FSA ................................  No Opt. Call      3,168,870
                        Miami, GO, FGIC,
    AAA        1,345      5.90%, 12/01/08 ...........................................................  No Opt. Call      1,571,875
    AAA        1,000      6.00%, 12/01/09 ...........................................................  No Opt. Call      1,183,140
    AAA        1,575    Miami Dade Cnty., Ser. A-1, 3.125%, 4/01/09,  AMBAC .........................  No Opt. Call      1,591,270
    AAA        2,000    Miami Dade Cnty. Edl. Fac. Rev., Ser. A, 4.875%, 4/01/09, AMBAC .............  No Opt. Call      2,218,860








                       See Notes to Financial Statements.

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
----------------------------------------------------------------------------------------------------------------------------------
                        FLORIDA (CONTINUED)
                        Miami Dade Cnty. Pub. Svc. Tax Rev., Pub. Impvt., AMBAC,
    AAA      $ 1,535      3.40%, 4/01/08 ............................................................  No Opt. Call   $  1,588,218
    AAA        1,595      3.625%, 4/01/09 ...........................................................  No Opt. Call      1,696,937
    AAA        4,775    Miami Dade Cnty. Sch. Brd., COP, Ser. C, 5.25%, 8/01/11, FSA ................   08/08 @ 101      5,230,344
    AAA        1,090    Mun. Loan Council Rev., Ser. C, 3.50%, 11/01/08, MBIA .......................  No Opt. Call      1,128,728
    AAA        1,000    Orange Cnty. Pub. Svc. Tax Rev., 5.70%, 10/01/08, FGIC ......................   10/05 @ 102      1,111,250
    AAA        4,895    Orange Cnty. Sales Tax Rev., Ser. A, 3.25%, 1/01/09, FGIC ...................  No Opt. Call      4,976,991
                        Orange Cnty. Tourist Dev. Tax Rev., Ser. A,
    AAA        5,130      4.00%, 10/01/08, AMBAC ....................................................  No Opt. Call      5,453,139
    AAA        5,340      4.00%, 10/01/09, AMBAC ....................................................  No Opt. Call      5,649,933
    AAA        1,005      5.85%, 10/01/08, MBIA .....................................................       ETM          1,170,976
    AAA          495      5.85%, 10/01/08, MBIA .....................................................  No Opt. Call        574,136
                        Orlando Wst. Wtr. Sys. Rev., Ser. A, AMBAC,
    AAA        1,100      3.25%, 10/01/08 ...........................................................  No Opt. Call      1,127,005
    AAA        1,280      3.50%, 10/01/09 ...........................................................  No Opt. Call      1,315,558
                        Osceola Cnty., AMBAC,
    AAA        1,810      3.75%, 10/01/08 ...........................................................  No Opt. Call      1,902,147
    AAA        1,535      3.875%, 10/01/09 ..........................................................  No Opt. Call      1,612,487
                        Osceola Cnty. Gas Tax Rev., FGIC,
    AAA          640      3.10%, 4/01/08 ............................................................  No Opt. Call        652,864
    AAA          535      3.30%, 4/01/09 ............................................................  No Opt. Call        545,828
    AAA        2,000    Osceola Cnty. Trans. Rev., Osceola Pkwy. Proj., 5.95%, 4/01/08, MBIA ........   01/03 @ 102      2,040,520
                        Palm Beach Cnty. Sch. Brd., COP, Ser. D, FSA,
    AAA        1,770      3.00%, 8/01/08 ............................................................  No Opt. Call      1,788,638
    AAA          850      3.30%, 8/01/09 ............................................................  No Opt. Call        862,504
    AAA        7,085    Pasco Cnty. Solid Wst. Disp. & Res. Rec. Sys. Rev., 6.00%, 4/01/09, FGIC ....   01/03 @ 102      7,227,408
                        Polk Cnty. Sch. Brd., COP, Ser. A, FSA,
    AAA        2,000      3.20%, 1/01/08 ............................................................  No Opt. Call      2,038,220
    AAA        2,000      3.375%, 1/01/09 ...........................................................  No Opt. Call      2,036,100
    AAA        1,020    Sebring Wtr. & Wastewtr. Rev., 3.625%, 1/01/09, FGIC ........................  No Opt. Call      1,057,954
    AAA        1,000+   Seminole Cnty. Sch. Brd., COP, Ser. A, 5.90%, 7/01/04, MBIA .................       N/A          1,088,670
    AAA        2,000    Seminole Cnty. Wtr. & Swr. Rev., 6.00%, 10/01/09, MBIA ......................  No Opt. Call      2,358,200
                        So. Florida Wtr. Mgmt. Dist., AMBAC,
    AAA        1,250      3.00%, 10/01/08 ...........................................................  No Opt. Call      1,264,225
    AAA        1,000      3.30%, 10/01/09 ...........................................................  No Opt. Call      1,015,670
    AAA          500    St. Petersburg Hlth. Facs. Auth. Rev., All Childrens Hosp., 3.10%, 11/15/08,
                          AMBAC .....................................................................  No Opt. Call        505,795
    AAA        1,370    Village Ctr. Cmnty. Dev. Dist. Rec. Rev., Ser. A, 5.50%, 11/01/08, MBIA .....  No Opt. Call      1,568,760
    AAA        4,065    Volusia Cnty. Edl. Fac. Auth. Rev., Embry Riddle Aero. Univ., 6.50%,
                          10/15/08, CONNIE LEE ......................................................   01/03 @ 102      4,160,040
    AAA        2,370    Volusia Cnty. Sales Tax Rev., Ser. B, 4.00%, 10/01/08, MBIA .................  No Opt. Call      2,521,870
                                                                                                                      ------------
                                                                                                                       199,474,320
                                                                                                                      ------------
                        PUERTO RICO--17.2%
                        Puerto Rico Mun. Fin. Agcy., Ser. A, FSA,
    AAA       10,000      3.50%, 8/01/08 ............................................................  No Opt. Call     10,414,300
    AAA       12,000      3.75%, 8/01/09 ............................................................  No Opt. Call     12,532,440
    AAA        1,500      5.625%, 8/01/10 ...........................................................   08/09 @ 101      1,726,170
                                                                                                                      ------------
                                                                                                                        24,672,910
                                                                                                                      ------------
                        TOTAL LONG-TERM INVESTMENTS (COST $211,808,069) .............................                  224,147,230
                                                                                                                      ------------







                       See Notes to Financial Statements.

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
----------------------------------------------------------------------------------------------------------------------------------
                        MONEY MARKET FUND--4.9%
    NR       $ 7,000    AIM Tax Free Investment Co. Cash Reserve Portfolio, (cost $7,000,000) .......       N/A       $  7,000,000
                                                                                                                      ------------
                        TOTAL INVESTMENTS--161.7% (COST $218,808,069) ...............................                  231,147,230
                        Liabilities in excess of other assets--(2.8)% ...............................                   (4,077,164)
                        Preferred shares at redemption value, including dividends payable--(58.9)% ..                  (84,150,000)
                                                                                                                      ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ..........................                 $142,920,066
                                                                                                                      ============

----------
  * Using the higher of S&P's, Moody's or Fitch's rating.
 ** Date (month/year) and price of the earliest optional call or redemption.
    There may be other call provisions at varying prices at later dates.
  + This bond is prerefunded. See Glossary for definition.



--------------------------------------------------------------------------------

                              KEY TO ABBREVIATIONS

AMBAC       --  American Municipal Bond Assurance Corporation
COP         --  Certificate of Participation
CONNIE LEE  --  College Construction Loan Insurance Association
ETM         --  Escrowed to Maturity
FGIC        --  Financial Guaranty Insurance Company
FSA         --  Financial Security Assurance
GO          --  General Obligation
MBIA        --  Municipal Bond Insurance Association

--------------------------------------------------------------------------------















                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

 BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
----------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--155.9%
                        Albany Cnty., GO, FGIC,
    AAA      $ 1,515      3.50%, 6/01/08 ............................................................  No Opt. Call   $  1,574,403
    AAA        2,030      3.50%, 6/01/09 ............................................................  No Opt. Call      2,090,941
    AAA        1,075+   Babylon, GO, Ser. A, 5.875%, 1/15/04, AMBAC .................................       N/A          1,149,014
    AAA        1,000    Bath, Central Sch. Dist., 4.00%, 6/15/08, FGIC ..............................  No Opt. Call      1,064,640
    AAA        2,250    Central Square Central Sch. Dist., 3.75%, 5/15/09, FGIC .....................  No Opt. Call      2,349,450
    Aaa        1,960    East Greenbush Central Sch. Dist., Ser. C, 4.00%, 6/15/09, FSA ..............  No Opt. Call      2,076,267
                        Elmira City Sch. Dist., FGIC,
    AAA        2,125      3.25%, 6/15/08 ............................................................  No Opt. Call      2,182,184
    AAA        1,500      3.25%, 6/15/09 ............................................................  No Opt. Call      1,519,050
                        Erie Cnty., GO,
    AAA        3,825      Pub. Impvt., Ser. A, 3.25%, 9/01/09, FGIC .................................  No Opt. Call      3,875,107
    AAA        1,000      Pub. Impvt., Ser. A, 3.75%, 10/01/08, FGIC ................................  No Opt. Call      1,051,990
    AAA          785      Ser. B, 5.70%, 5/15/08, MBIA ..............................................   05/04 @ 102        840,759
    AAA        1,185    Evans &  Brant Central Sch. Dist., Ser. C, 3.75%, 12/15/08, FGIC ............  No Opt. Call      1,248,717
                        Fayetteville-Manlius Central Sch. Dist., GO, FGIC,
    AAA        1,125      3.75%, 6/15/09 ............................................................  No Opt. Call      1,175,355
    AAA        1,000      4.00%, 6/15/08 ............................................................  No Opt. Call      1,064,640
    AAA       12,500++  Long Island Pwr. Auth., Elec. Sys. Rev., 5.00%, 4/01/08, MBIA ...............  No Opt. Call     13,833,875
                        Lowville Central Sch. Dist., GO, FGIC,
    AAA        1,255      3.30%, 6/15/08 ............................................................  No Opt. Call      1,291,935
    AAA        1,305      3.60%, 6/15/09 ............................................................  No Opt. Call      1,352,006
                        Met. Transp. Auth. Rev.,
    AAA        2,500      Commuter Fac., Ser. A, 6.10%, 7/01/08, MBIA ...............................       ETM          2,969,975
    AAA       12,000      Ser. A, 3.50%, 11/15/09, FSA ..............................................  No Opt. Call     12,279,240
    AAA       26,075      Ser. K, 6.00%, 7/01/08, MBIA ..............................................       ETM         30,843,857
    AAA        1,500    Middletown Sch. Dist., GO, Ser. A, 3.00%, 11/01/09, FSA .....................  No Opt. Call      1,492,590
                        Monroe Cnty., GO, Pub. Impvt., FGIC,
    AAA        1,225      4.00%, 3/01/09 ............................................................  No Opt. Call      1,294,617
    AAA        2,095      4.00%, 3/01/10 ............................................................  No Opt. Call      2,195,979
                        Mt. Sinai Union Free Sch. Dist. Rev., AMBAC,
    AAA          935      6.00%, 2/15/08 ............................................................  No Opt. Call      1,083,011
    AAA          930      6.10%, 2/15/09 ............................................................  No Opt. Call      1,090,890
    AAA        1,075      6.10%, 2/15/10 ............................................................  No Opt. Call      1,268,919
                        New Paltz Central Sch. Dist., GO, FGIC,
    AAA          500      3.125%, 6/01/08 ...........................................................  No Opt. Call        510,235
    AAA          610      3.50%, 6/01/09 ............................................................  No Opt. Call        626,513
    AAA        1,000+   New York, GO, 5.50%, 6/15/03, AMBAC .........................................       N/A          1,039,460
                        New York City, GO,
    AAA        1,000      Ser. A, 5.20%, 8/01/10, FSA ...............................................   08/08 @ 101      1,093,910
    AAA        4,720      Ser. C, 4.75%, 8/15/09, XLCA ..............................................   08/08 @ 101      5,085,942
    AAA       12,755      Ser. C, 5.00%, 8/01/08, FSA ...............................................  No Opt. Call     14,045,168
    AAA           10      Ser. C, 6.00%, 8/01/09, AMBAC .............................................  No Opt. Call         10,150
    AAA           45      Ser. C-1, 6.25%, 8/01/10, FSA .............................................  02/03 @ 101.5        45,834
    AAA           50      Ser. C-1, 6.375%, 8/01/08, MBIA ...........................................  02/03 @ 101.5        50,932
    AAA          170+     Ser. D, 5.75%, 8/15/03, MBIA ..............................................       N/A            177,364
    AAA        2,830      Ser. D, 5.75%, 8/15/07, MBIA ..............................................  08/03 @ 101.5     2,952,596
    AAA        6,895      Ser. E, 6.20%, 8/01/08, MBIA ..............................................  No Opt. Call      7,994,821
                        New York City Hlth. & Hosp. Corp. Rev., Hlth. Sys., Ser. A,
    AAA        2,810      3.75%, 2/15/09, FSA .......................................................  No Opt. Call      2,904,191
    AAA        2,000      5.00%, 2/15/08, AMBAC .....................................................  No Opt. Call      2,201,520
    AAA        6,000+     5.60%, 2/15/03, CONNIE LEE ................................................       N/A          6,149,280
    AAA        2,750+     6.00%, 2/15/03, CAPMAC ....................................................       N/A          2,819,603






                       See Notes to Financial Statements.

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
----------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS (CONTINUED)
                        New York City Mun. Wtr. Fin. Auth. Rev., Ser. A,
    AAA      $11,500      Zero Coupon, 6/15/09, MBIA ................................................  No Opt. Call   $  9,352,835
    AAA        1,710      6.00%, 6/15/08, FGIC ......................................................  No Opt. Call      1,987,875
                        New York City Transl. Fin. Auth. Rev.,
    AAA        4,000      Ser. B, 4.00%, 5/01/09, MBIA ..............................................  No Opt. Call      4,218,840
    AAA        7,800      Ser. B, 5.25%, 5/01/11, MBIA ..............................................  No Opt. Call      8,755,734
    AAA        2,000      Ser. C, 5.00%, 8/01/09, FSA ...............................................  No Opt. Call      2,221,760
                        New York Dorm. Auth. Rev.,
    AAA        3,150+     City Univ., Ser. 1, 6.125%, 7/01/04, AMBAC ................................       N/A          3,444,651
    AAA        1,625      Sch. Dist. Fin., Ser. C, 3.50%, 10/01/08, MBIA ............................  No Opt. Call      1,681,062
    AAA        3,500      Secured Hosp., 5.00%, 2/15/10, MBIA .......................................  02/08 @ 101.5     3,812,340
    AAA        5,000      Secured Hosp., 5.125%, 2/15/09, FSA .......................................  02/08 @ 101.5     5,545,200
    AAA        1,600      St. Univ. Edl. Facs., Ser. A, 5.50%, 5/15/07, FGIC ........................  No Opt. Call      1,811,968
    AAA        2,500      St. Univ. Edl. Facs., Ser. A, 5.50%, 5/15/08, AMBAC .......................  No Opt. Call      2,838,475
    AAA        6,000      St. Univ. Edl. Facs., Ser. A, 5.50%, 5/15/08, CONNIE LEE ..................  No Opt. Call      6,812,340
    AAA        5,000      St. Univ. Edl. Facs., Ser. A, 5.50%, 5/15/08, FGIC ........................  No Opt. Call      5,676,950
    AAA        5,000      St. Univ. Edl. Facs., Ser. A, 5.50%, 5/15/09, AMBAC .......................  No Opt. Call      5,706,050
    AAA          500      W.K. Nursing Home, 5.65%, 8/01/09 .........................................   08/06 @ 102        540,555
    AAA        1,000      Winthrop Univ. Hosp. Assoc., Ser. A, 4.125%, 7/01/08, AMBAC ...............  No Opt. Call      1,058,380
                        New York Env. Fac. Corp.,
    AAA        1,630      Clean Wtr. & Drinking, 3.875%, 4/15/10 ....................................  No Opt. Call      1,695,575
    AAA        6,000      Mun. Wtr. Proj., 4.00%, 6/15/09 ...........................................  No Opt. Call      6,352,320
    AAA        2,150+     PCR, Ser. D, 6.60%, 11/15/04 ..............................................       N/A          2,402,603
    AAA        2,850      PCR, Ser. D, 6.60%, 5/15/08 ...............................................   11/04 @ 102      3,168,402
                        New York Hsg. Fin. Agcy.,
    AAA        1,985      Hsg. Proj. Mtge., Ser. A, 5.80%, 5/01/09, FSA .............................   05/06 @ 102      2,142,629
    AAA        4,910      Hsg. Proj. Mtge., Ser. A, 5.80%, 11/01/09, FSA ............................   05/06 @ 102      5,298,283
    AAA        4,245      Multifamily Mtge. Hsg., Ser. C, 6.30%, 8/15/08 ............................   02/03 @ 102      4,330,834
                        New York Med. Care Fac. Fin. Agcy. Rev.,
    AAA        3,000      Mental Hlth. Fac., 5.25%, 8/15/07, FGIC ...................................   02/04 @ 102      3,157,800
    AAA        5,000+     New York Hosp., Ser. A, 6.50%, 2/15/05, AMBAC .............................       N/A          5,631,700
    AAA          250    New York Pwr. Auth. Rev., Ser. CC, 5.125%, 1/01/11, MBIA ....................       ETM            282,737
                        New York Thruway Auth. Rev.,
    AAA        2,000      Hwy. & Brdg. Trust Fund, Ser. A, 3.90%, 4/01/09, FSA ......................  No Opt. Call      2,096,780
    AAA        5,000+     Hwy. & Brdg. Trust Fund, Ser. A, 5.625%, 4/01/04, AMBAC ...................       N/A          5,375,600
    AAA        2,000      Hwy. & Brdg. Trust Fund, Ser. B, 4.00%, 4/01/09, MBIA .....................  No Opt. Call      2,108,080
    AAA        2,900      Hwy. & Brdg. Trust Fund, Ser. B, 5.25%, 4/01/11, MBIA .....................  No Opt. Call      3,263,254
    AAA        1,000+     Hwy. & Brdg. Trust Fund, Ser. B, 6.00%, 4/01/04, FGIC .....................       N/A          1,079,710
    AAA        4,955      Ser. A, 3.75%, 3/15/09, MBIA ..............................................  No Opt. Call      5,120,348
    AAA        6,940+     Svc. Contract Rev., Local Hwy. &Brdg., 5.75%, 4/01/04, MBIA ...............       N/A          7,471,951
    AAA        3,410      Svc. Contract Rev., Local Hwy. & Brdg., Ser. A, 5.375%, 4/01/09, MBIA .....   04/08 @101       3,842,183
                        New York Urban Dev. Corp. Rev.,
    AAA        1,750      5.625%, 1/01/07, AMBAC ....................................................  No Opt. Call      1,785,000
    AAA        1,460      Correctional Facs., 5.625%, 1/01/07, FSA ..................................  No Opt. Call      1,489,200
    AAA        2,000      Correctional Facs., Ser. A, 5.50%, 1/01/09, AMBAC .........................  No Opt. Call      2,267,260
    AAA        5,140      Correctional Facs., Svc. Contract, Ser. B, 5.25%, 1/01/10, AMBAC ..........   01/09 @101       5,731,049
                        So. Seneca Central Sch. Dist., GO, MBIA,
    AAA        1,185      3.20%, 6/15/08 ............................................................  No Opt. Call      1,213,914
    AAA        1,045      3.375%, 6/15/09 ...........................................................  No Opt. Call      1,068,941
    AAA        1,030    Sodus Central Sch. Dist., 4.00%, 6/15/09, FGIC ..............................  No Opt. Call      1,091,100
    AAA        5,000    Suffolk Cnty. Ind. Dev. Agcy. Rev., Southwest, 6.00%, 2/01/08, FGIC .........  No Opt. Call      5,760,250
    AAA        1,675    Suffolk Cnty. Wtr. Auth. Rev., Ser. C, 5.75%, 6/01/08, AMBAC ................   02/03 @ 102      1,714,764







                       See Notes to Financial Statements.

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
----------------------------------------------------------------------------------------------------------------------------------
                        Triborough Brdg. & Tunl. Auth. Rev.,
    AAA       $1,640+     6.20%, 1/01/03, FGIC ......................................................       NA       $   1,652,300
    AAA        1,315+     6.25%, 1/01/03, AMBAC .....................................................       NA           1,324,863
    AAA        2,265      Ser. A, 5.125%, 1/01/11, MBIA .............................................       ETM          2,516,709
                                                                                                                     -------------
                        TOTAL INVESTMENTS--155.9% (COST $275,716,803) ...............................                $ 299,868,084
                        Other assets in excess of liabilities--1.1% .................................                    2,019,364
                        Preferred shares at redemption value, including dividends payable--(57.0)% ..                 (109,550,000)
                                                                                                                     -------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ..........................                $ 192,337,448
                                                                                                                     =============


----------
   * Using the higher of S&P's, Moody's or Fitch's rating.
  ** Date (month/year) and price of the earliest optional call or redemption.
     There may be other call provisions at varying prices at later dates.
   + This bond is prerefunded. See Glossary for definition.
  ++ Entire or partial principal amount pledged as collateral for financial futures contracts.


--------------------------------------------------------------------------------

                              KEY TO ABBREVIATIONS

AMBAC       --  American Municipal Bond Assurance Corporation
CAPMAC      --  Capital Markets Assurance Company
CONNIE LEE  --  College Construction Loan Insurance Association
ETM         --  Escrowed to Maturity
FGIC        --  Financial Guaranty Insurance Company
FSA         --  Financial Security Assurance
GO          --  General Obligation
MBIA        --  Municipal Bond Insurance Association
PCR         --  Pollution Control Revenue
XLCA        --  XL Capital Assurance

--------------------------------------------------------------------------------






                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

 BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
----------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--154.1%
                        NEW YORK--149.3%
    NR        $ 4000+   Charter Mac Equity Issuer Trust, Ser. A, 6.625%, 6/30/49 ....................   06/09 @ 100   $  4,235,880
    Aaa        1,320    East Rochester Hsg. Auth. Rev., 5.20%, 12/20/24 .............................   12/11 @ 101      1,342,084
    AAA        4,685    Glen Cove Ind. Dev. Agcy., Civic Fac. Rev., Ser. B, Zero Coupon, 10/15/19 ...  No Opt. Call      2,142,544
    AAA        1,900    Long Island Pwr. Auth., Elec. Sys. Rev., Zero Coupon, 6/01/18, FSA ..........  No Opt. Call        947,796
    AAA        5,000    Met. Transp. Auth. Rev., Ser. A, 5.125%, 11/15/21, FGIC .....................   11/12 @ 100      5,227,900
                        New York City, GO,
     A         4,000      Ser. B, 5.375%, 12/01/20 ..................................................   12/11 @ 100      4,110,200
    A+         5,000      Ser. G, 5.75%, 8/01/18 ....................................................   08/12 @ 100      5,362,550
    A-         4,000    New York City Ind. Dev. Agcy., Civic Fac. Rev., YMCA of Greater New York Proj.,
                          5.25%, 8/01/21 ............................................................   02/11 @ 100      4,171,240
                        New York City Transl. Fin. Auth. Rev.,
    AA+        3,000      Ser. B, 5.00%, 5/01/18 ....................................................   11/11 @ 101      3,148,110
    AA+        1,895      Ser. C, 5.00%, 5/01/19 ....................................................   05/09 @ 101      1,963,732
                        New York Dorm. Auth. Rev.,
    AA-        1,800      City Univ., Ser. A, 5.125%, 7/01/21 .......................................   07/11 @ 100      1,854,576
    AA-        3,750      Mental Hlth. Svcs. Facs., Ser. A, 5.00%, 2/15/18 ..........................   02/08 @ 102      3,876,562
    AAA        2,620      Mental Hlth. Svcs. Facs., Ser. B, 5.50%, 8/15/20, MBIA ....................   08/11 @ 100      2,829,076
    AA-        3,230      Upstate Cmnty. Colleges, Ser. A, 5.00%, 7/01/19 ...........................   07/09 @ 101      3,334,200
    AAA        1,000      Willow Towers Inc. Proj., 5.25%, 2/01/22 ..................................   08/12 @ 101      1,030,590
    AA-        3,500    New York Urban Dev. Corp. Rev., Correctional Facs., 5.00%, 1/01/19 ..........   01/08 @ 102      3,595,270
    AA         4,180    Niagara Cnty. Ind. Dev. Agcy. Civic Fac. Rev., Niagara Univ. Proj.,
                          Ser. A, 5.35%, 11/01/23,   RAA ............................................   11/11 @ 101      4,273,841
    AA         4,130    Oneida Hlth. Care Corp. Rev., Residential Hlth. Care Proj., 5.30%, 2/01/21 ..   02/11 @ 101      4,274,674
    AA         3,875    Orange Cnty. Ind. Dev. Agcy. Civic Fac. Rev., St. Lukes Hosp. Newburg Proj.,
                          Ser. A, 5.375%, 12/01/21, RAA .............................................   12/11 @ 101      4,047,050
                        Port Auth. of NY & NJ,
    AAA        3,885      Ser. 126, 5.00%, 11/15/18, FGIC ...........................................   05/12 @ 101      4,098,364
    B3         2,600      Spec. Oblig. Rev., Cont'l./Eastern Proj. LaGuardia, 9.125%, 12/01/15 ......   02/03 @ 100      2,632,058
    A1         2,500    Rensselaer Tobacco Asset Sec. Corp., Tobacco Settlement Rev., Ser. A, 5.625%,
                          6/1/35 ....................................................................   06/12 @ 100      2,500,875
    A1         4,000    Rockland Tobacco Asset Sec. Corp., Tobacco Settlement Rev., 5.625%, 8/15/35 .   08/12 @ 100      4,002,080
    Aa2        3,000    TSASC Inc., Tobacco Settlement Rev., Ser. 1, 5.75%, 7/15/32 .................   07/12 @ 100      3,040,800
    AAA        3,710    Westchester Cnty. Ind. Dev. Agy. Civic Fac. Rev., Ser. A, 5.125%, 12/01/22,
                          AMBAC .....................................................................   12/11 @ 102      3,867,489
                                                                                                                      ------------
                                                                                                                        81,909,541
                                                                                                                      ------------
                        PUERTO RICO--4.8%
   BBB+        2,500    Puerto Rico Pub. Fin. Corp. Rev., Comnwlth. Approp., Ser. E, 5.70%, 8/01/25 .   02/10 @ 100      2,651,850
                                                                                                                      ------------
                        TOTAL INVESTMENTS--154.1% (COST $81,159,282) ................................                   84,561,391
                        Other assets in excess of liabilities--3.1% .................................                    1,727,940
                        Preferred shares at redemption value, including dividends payable--(57.2)% ..                  (31,408,001)
                                                                                                                      ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ..........................                 $ 54,881,330
                                                                                                                      ============

----------
  * Using the higher of S&P's, Moody's or Fitch's rating.
 ** Date (month/year) and price of the earliest optional call or redemption.
    There may be other call provisions at varying prices at later dates.
  + Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of December 31, 2002, the Trust held 7.7% of its net assets, with a current market value of $4,235,880, in securities restricted as to resale.


--------------------------------------------------------------------------------

                              KEY TO ABBREVIATIONS

AMBAC  --   American Municipal Bond Assurance Corporation
FGIC   --   Financial Guaranty Insurance Company
FSA    --   Financial Security Assurance
GO     --   General Obligation
MBIA   --   Municipal Bond Insurance Association
RAA    --   Radian Asset Assurance

--------------------------------------------------------------------------------






                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

 BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST

              PRINCIPAL                                                                                 OPTION CALL
   RATING*     AMOUNT                                                                                  PROVISIONS**
(UNAUDITED)     (000)                                 DESCRIPTION                                       (UNAUDITED)       VALUE
----------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--150.7%
                        PENNSYLVANIA--144.0%
    AAA      $ 2,150+   Allegheny Cnty. Port Auth. Spec. Rev., 6.125%, 3/01/09, MBIA ................       N/A       $  2,560,091
    AAA        1,800    Allegheny Cnty. San. Auth. Swr. Rev., 5.375%, 12/01/24, MBIA ................   12/07 @ 102      1,872,882
   BBB+        1,400    Bucks Cnty. Ind. Dev. Auth. Rev., Pennswood Vlg. Proj., Ser. A, 6.00%,
                          10/01/34 ..................................................................   10/12 @ 101      1,420,734
    NR         1,250    Dauphin Cnty. Gen. Auth. Rev., Hotel & Conf. Ctr., Hyatt Regency, 6.20%,
                          1/01/19 ...................................................................   01/09 @ 102      1,162,925
    Aaa        2,500    Delaware Cnty. Hlth. Facs. Auth. Rev., Mercy Hlth. Corp. Proj., 6.00%, 12/15/26    ETM           2,794,425
    AAA        1,250    Delaware Cnty. Ind. Dev. Auth. Rev., Wtr. Facs., 6.00%, 6/01/29, FGIC .......   06/09 @ 101      1,366,188
                        Lehigh Cnty. Gen. Purp. Auth. Rev., Kidspeace Oblig. Grp.,
    Ba2        1,250      6.00%, 11/01/23 ...........................................................   11/08 @ 102      1,155,850
    Ba2        1,250      6.20%, 11/01/14 ...........................................................   11/09 @ 102      1,201,187
   BBB+        1,250    Montgomery Cnty. Ind. Dev. Auth., Retirement Cmnty. Rev., 5.25%, 11/15/28 ...   11/08 @ 101      1,172,775
    NR         4,000++  MuniMae TE Bond Subsidiary, LLC, Ser. A, 6.875%, 6/30/49 ....................   06/09 @ 100      4,303,280
                        Pennsylvania Econ. Dev. Fin. Auth. Exempt Facs. Rev., Amtrak Proj., Ser. A,
    A3         1,000      6.25%, 11/01/31 ...........................................................   05/11 @ 101        893,660
    A3         1,000      6.375%, 11/01/41 ..........................................................   05/11 @ 101        897,260
                        Pennsylvania Higher Edl. Facs. Auth. Rev.,
    AA-        1,250      Lafayette Coll. Proj., 6.00%, 5/01/30 .....................................   05/10 @ 100      1,394,713
    AA           420      Philadelphia Univ., 6.10%, 6/01/30, RAA ...................................   06/10 @ 100        460,534
     A         1,000      Univ. of Pennsylvania Hlth. Svcs., Ser. A, 5.75%, 1/01/22 .................   01/06 @ 101      1,016,540
                        Pennsylvania Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtge.,
    AA+        1,235      Ser. 60A, 5.85%, 10/01/27 .................................................  04/07 @ 101.5     1,265,949
    AA+        3,200      Ser. 68A, 6.10%, 4/01/21 ..................................................   10/09 @ 100      3,322,944
    AAA        1,250    Philadelphia Arpt. Sys. Rev., Ser. B, 5.40%, 6/15/27, FGIC ..................   06/07 @ 102      1,277,713
    AAA        1,250    Philadelphia Pkg. Auth., Pkg. Rev., 5.625%, 9/01/18, FSA ....................   09/09 @ 101      1,384,862
                        Philadelphia Sch. Dist., GO,
    AAA        1,190      Ser. B, 5.50%, 9/01/25, AMBAC .............................................   09/05 @ 101      1,243,312
    AAA        2,800      Ser. C, 5.50%, 3/01/24, MBIA ..............................................   03/10 @ 100      2,955,428
    AAA        3,050      Ser. C, 5.75%, 3/01/29, MBIA ..............................................   03/10 @ 100      3,319,742
    AAA        2,350    Philadelphia Wtr. & Wst. Rev., 5.00%, 6/15/16, FSA ..........................   06/03 @ 100      2,366,873
    AAA        2,250    Southeastern Trans. Auth. Spec. Rev., 5.375%, 3/01/17, FGIC .................   03/07 @ 102      2,407,005
    AAA        1,750    Washington Cnty. Auth. Rev., Cap. Fdg. & Equip. Proj., 6.15%, 12/01/29,
                          AMBAC .....................................................................  No Opt. Call      2,072,752
                                                                                                                      ------------
                                                                                                                        45,289,624
                                                                                                                      ------------
                        PUERTO RICO--6.7%
   BBB+        2,000    Puerto Rico Pub. Fin. Corp. Rev., Comnwlth. Approp., Ser. E, 5.50%, 8/01/29 .   02/12 @ 100      2,106,920
                                                                                                                      ------------
                        TOTAL INVESTMENTS--150.7% (COST $44,151,332) ................................                   47,396,544
                        Other assets in excess of liabilities--5.0% .................................                    1,560,955
                        Preferred shares at redemption value, including dividends payable--(55.7)% ..                  (17,503,738)
                                                                                                                      ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ..........................                 $ 31,453,761
                                                                                                                      ============

----------
  * Using the higher of S&P's, Moody's or Fitch's rating.
 ** Date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.
  + This bond is prerefunded. See Glossary for definition.
 ++ Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of December 31, 2002, the Trust held 13.7% of its net assets, with a current market value of $4,303,280, in securities restricted as to resale.


--------------------------------------------------------------------------------

                              KEY TO ABBREVIATIONS

AMBAC  --   American Municipal Bond Assurance Corporation
ETM    --   Escrowed to Maturity
FGIC   --   Financial Guaranty Insurance Company
FSA    --   Financial Security Assurance
GO     --   General Obligation
MBIA   --   Municipal Bond Insurance Association
RAA    --   Radian Asset Assurance

--------------------------------------------------------------------------------








                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                                           INSURED             INSURED                                 MUNICIPAL
                                                       MUNICIPAL 2008         MUNICIPAL         MUNICIPAL 2018          TARGET
ASSETS                                                   TERM TRUST          TERM TRUST           TERM TRUST          TERM TRUST
                                                       --------------       ------------        --------------        ------------
Investments at value(1) ..............................  $752,078,259        $461,451,486         $366,451,922         $802,494,189
Cash .................................................       864,527              11,365            1,202,176              501,900
Receivable from investments sold .....................            --                  --                   --              580,487
Interest receivable ..................................    10,283,106           5,410,420            4,498,551            8,133,358
Other assets .........................................        85,938              66,309               34,302               65,574
                                                        ------------        ------------        -------------         ------------
                                                         763,311,830         466,939,580          372,186,951          811,775,508
                                                        ------------        ------------        -------------         ------------

LIABILITIES
Payable to custodian .................................            --                  --                   --                   --
Payable for investments purchased ....................    11,206,444                  --                   --            5,071,683
Variation margin payable .............................            --                 625                   --                   --
Dividends and distributions payable-- common shares ..     1,003,044           3,739,025            1,034,022                   --
Investment advisory fee payable ......................       221,186             136,382              124,744              237,776
Administration fee payable ...........................        63,196              38,966                   --               47,555
Deferred Directors/Trustees fees .....................        69,137              60,359                6,531               58,571
Other accrued expenses ...............................       236,240             189,933              156,057              235,304
                                                        ------------        ------------        -------------         ------------
                                                          12,799,247           4,165,290            1,321,354            5,650,889
                                                        ------------        ------------        -------------         ------------

PREFERRED SHARES AT REDEMPTION VALUE
 $25,000 liquidation value per share, including
  dividends payable2,3 ...............................   271,122,168         170,403,300          137,632,659          299,173,091
                                                        ------------        ------------        -------------         ------------

NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS ..................................  $479,390,415        $292,370,990         $233,232,938         $506,951,528
                                                        ============        ============         ============         ============

Composition of Net Assets Applicable to
  Common Shareholders:
  Par value ..........................................  $    272,071        $    258,856         $     15,908         $    454,106
  Paid-in capital in excess of par ...................   377,589,494         239,251,319          225,641,716          420,179,598
  Undistributed net investment income ................    42,597,722          19,492,189            4,664,860           34,371,156
  Accumulated net realized gain (loss) ...............     1,327,425             716,537           (3,021,238)             470,755
  Net unrealized appreciation ........................    57,603,703          32,652,089            5,931,692           51,475,913
                                                        ------------        ------------        -------------         ------------
Net assets applicable to common shareholders,
  December 31, 2002 ..................................  $479,390,415        $292,370,990         $233,232,938         $506,951,528
                                                        ============        ============         ============         ============
Net asset value per common share(4) ..................        $17.62              $11.29               $14.66               $11.16
                                                              ======              ======               ======               ======

(1)Investments at cost ...............................  $694,474,556        $428,811,069         $360,520,230         $751,018,276
(2)Preferred shares outstanding ......................        10,840               6,816                5,504               11,964
(3)Par value per share ...............................         0.001               0.01                 0.001                0.01
(4)Common shares outstanding .........................    27,207,093          25,885,639           15,908,028           45,410,639







                       See Notes to Financial Statements.

                       CALIFORNIA                                                NEW YORK                            PENNSYLVANIA
     STRATEGIC           INSURED          CALIFORNIA       FLORIDA INSURED        INSURED           NEW YORK           STRATEGIC
     MUNICIPAL       MUNICIPAL 2008     MUNICIPAL 2018     MUNICIPAL 2008     MUNICIPAL 2008     MUNICIPAL 2018        MUNICIPAL
       TRUST           TERM TRUST         TERM TRUST         TERM TRUST         TERM TRUST         TERM TRUST            TRUST
   -----------      ---------------     --------------     ---------------    --------------     --------------      ------------
  $168,175,760       $281,969,098        $146,783,055       $231,147,230       $299,868,084        $84,561,391        $47,396,544
       911,377            992,281           1,325,345          1,390,872                 --            839,175          1,129,794
            --                 --                  --                 --            320,000                 --                 --
     2,313,773          3,758,314           1,756,839          2,538,251          3,989,405          1,170,002            617,612
        24,701             38,691              13,780             33,821             39,834              8,926             18,151
  ------------       ------------        ------------       ------------       ------------        -----------        -----------
   171,425,611        286,758,384         149,879,019        235,110,174        304,217,323         86,579,494         49,162,101
  ------------       ------------        ------------       ------------       ------------        -----------        -----------


            --                 --                  --                 --             50,097                 --                 --
            --                 --                  --          5,755,652                 --                 --                 --
            --                 --                  --                 --                625                 --                 --
       544,857           1,455,598            394,023          2,082,911          2,013,072            222,523            141,925
        50,026             84,108              50,309             66,983             88,924             28,917             14,107
            --             24,031                  --             19,138             25,407                 --                 --
        15,137             25,917               2,679             21,439             26,837              2,555              7,817
        81,772            120,890              61,723             93,985            124,913             36,168             40,753
  ------------       ------------        ------------       ------------       ------------        -----------        -----------
       691,792          1,710,544             508,734          8,040,108          2,329,875            290,163            204,602
  ------------       ------------        ------------       ------------       ------------        -----------        -----------



    62,013,242        104,550,000          55,526,748         84,150,000        109,550,000         31,408,001         17,503,738
  ------------       ------------        ------------       ------------       ------------        -----------        -----------


  $108,720,577       $180,497,840        $ 93,843,537       $142,920,066       $192,337,448        $54,881,330        $31,453,761
  ============       ============        ============       ============       ============        ===========        ===========



  $      7,242       $    104,071        $      6,433       $     87,071       $    112,571        $     3,633        $     2,015
   102,593,420        144,174,166          91,213,865        120,583,337        155,947,555         51,482,732         28,362,834
     2,705,894         15,765,930           1,316,019          9,191,501         12,149,497            669,402            518,789
    (2,636,155)           417,172          (1,522,082)           718,996            (35,128)          (676,546)          (675,089)
     6,050,176         20,036,501           2,829,302         12,339,161         24,162,953          3,402,109          3,245,212
  ------------       ------------        ------------       ------------       ------------        -----------        -----------

  $108,720,577       $180,497,840        $ 93,843,537       $142,920,066       $192,337,448        $54,881,330        $31,453,761
  ============       ============        ============       ============       ============        ===========        ===========
        $15.01             $17.34              $14.59             $16.41             $17.09             $15.11             $15.61
        ======             ======              ======             ======             ======             ======             ======

  $162,125,584       $261,932,597        $143,953,753       $218,808,069       $275,716,803        $81,159,282        $44,151,332
         2,480              4,182               2,221              3,366              4,382              1,256                700
         0.001              0.001               0.001              0.001              0.001              0.001              0.001
     7,242,261         10,407,093           6,433,028          8,707,093         11,257,093          3,633,028          2,015,492

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------


                                                           INSURED               INSURED                               MUNICIPAL
                                                       MUNICIPAL 2008           MUNICIPAL       MUNICIPAL 2018          TARGET
INVESTMENT INCOME                                        TERM TRUST            TERM TRUST         TERM TRUST          TERM TRUST
                                                       --------------         ------------      --------------        ------------
 Interest Income .....................................   $38,952,729           $24,088,920        $20,627,733          $36,640,441
                                                         -----------           -----------        -----------          -----------

EXPENSES
  Investment advisory ................................     2,587,960             1,603,307          1,461,097            2,778,280
  Administration .....................................       739,417               458,088                 --              555,656
  Transfer agent .....................................        27,107                29,990             19,500               31,000
  Custodian ..........................................       166,104               132,660             61,499              183,723
  Reports to shareholders ............................        73,338                74,735             39,000              104,000
  Directors/Trustees fees ............................        69,921                47,580             35,000               72,000
  Registration .......................................        31,500                31,500             31,500               36,000
  Independent accountants ............................        51,665                49,610             37,997               53,000
  Legal ..............................................        70,696                43,400             26,320               47,000
  Insurance ..........................................        13,141                36,895             10,820               11,898
  Auction agent ......................................       716,574               431,750            374,794              748,243
  Miscellaneous ......................................        45,678               100,535             43,181              168,288
                                                         -----------           -----------        -----------          -----------
    Total expenses ...................................     4,593,101             3,040,050          2,140,708            4,789,088
    Less fees waived by Advisor ......................            --                    --                 --                   --
    Less fees paid indirectly ........................       (11,776)              (11,070)           (46,880)              (8,723)
                                                         -----------           -----------        -----------          -----------
    Net expenses .....................................     4,581,325             3,028,980          2,093,828            4,780,365
                                                         -----------           -----------        -----------          -----------
Net investment income ................................    34,371,404            21,059,940         18,533,905           31,860,076
                                                         -----------           -----------        -----------          -----------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Investments ........................................     3,896,492             4,186,599         (3,021,249)           2,273,910
  Futures ............................................    (1,208,751)             (750,910)                --           (1,283,238)
                                                         -----------           -----------        -----------          -----------
                                                           2,687,741             3,435,689         (3,021,249)             990,672
                                                         -----------           -----------        -----------          -----------
Net change in unrealized appreciation on:
  Investments ........................................    11,516,251             6,931,707         14,845,740           26,905,451
  Futures ............................................            --                11,672                 --                   --
                                                         -----------           -----------        -----------          -----------
                                                          11,516,251             6,943,379         14,845,740           26,905,451
                                                         -----------           -----------        -----------          -----------
Net gain .............................................    14,203,992            10,379,068         11,824,491           27,896,123
                                                         -----------           -----------        -----------          -----------

DIVIDENDS AND DISTRIBUTIONS TO
PREFERRED SHAREHOLDERS FROM:
  Net investment income ..............................    (3,429,311)           (2,026,272)        (1,906,541)          (3,733,411)
  Net realized gain ..................................      (193,351)             (401,327)                --             (390,763)
                                                         -----------           -----------        -----------          -----------
Total dividends and distributions ....................    (3,622,662)           (2,427,599)        (1,906,541)          (4,124,174)
                                                         -----------           -----------        -----------          -----------

NET INCREASE IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS
RESULTING FROM OPERATIONS ............................   $44,952,734           $29,011,409        $28,451,855          $55,632,025
                                                         ===========           ===========        ===========          ===========






                       See Notes to Financial Statements.

                       CALIFORNIA                                                NEW YORK                            PENNSYLVANIA
     STRATEGIC           INSURED          CALIFORNIA       FLORIDA INSURED        INSURED           NEW YORK           STRATEGIC
     MUNICIPAL       MUNICIPAL 2008     MUNICIPAL 2018     MUNICIPAL 2008     MUNICIPAL 2008     MUNICIPAL 2018        MUNICIPAL
       TRUST           TERM TRUST         TERM TRUST         TERM TRUST         TERM TRUST         TERM TRUST            TRUST
   -----------      ---------------     --------------     ---------------    --------------     --------------      ------------
   $10,173,411        $14,160,540         $ 7,547,313        $11,211,742        $14,649,130         $4,267,483         $2,757,556
   -----------        -----------         -----------        -----------        -----------         ----------         ----------


     1,012,841            988,437             584,985            788,250          1,041,318            334,661            288,270
            --            282,411                  --            225,214            297,520                 --                 --
        21,170             21,190              18,500             20,853             22,781             20,500             22,170
        63,011             93,910              38,838             64,220            102,418             35,110             28,851
        42,713             47,879              29,999             40,752             45,043             31,775             34,692
        16,500             25,151              10,909             16,166             23,497             11,143             11,315
        22,502             31,500              22,501             22,500             31,500             22,502              3,744
        45,000             38,020              37,811             36,581             37,768             37,998             34,310
        16,775             38,585              12,067             24,749             39,153              9,777              9,760
        12,219              5,029               4,400              3,982              5,277              2,450              3,042
       194,177            281,221             152,812            223,616            293,715             89,453             82,801
        33,215             23,253              21,073             28,479             26,255             18,644             16,438
   -----------        -----------         -----------        -----------        -----------         ----------         ----------
     1,480,123          1,876,586             933,895          1,495,362          1,966,245            614,013            535,393
      (422,017)                --                  --                 --                 --                 --           (120,113)
        (9,011)           (12,203)            (37,333)           (11,840)           (10,015)           (22,777)            (7,448)
   -----------        -----------         -----------        -----------        -----------         ----------         ----------
     1,049,095          1,864,383             896,562          1,483,522          1,956,230            591,236            407,832
   -----------        -----------         -----------        -----------        -----------         ----------         ----------
     9,124,316         12,296,157           6,650,751          9,728,220         12,692,900          3,676,247          2,349,724
   -----------        -----------         -----------        -----------        -----------         ----------         ----------


       435,409          2,593,035          (1,522,082)         2,823,675          1,731,816           (668,608)          (124,910)
            --           (460,736)                 --           (363,551)          (490,392)                --                 --
   -----------        -----------         -----------        -----------        -----------         ----------         ----------
       435,409          2,132,299          (1,522,082)         2,460,124          1,241,424           (668,608)          (124,910)
   -----------        -----------         -----------        -----------        -----------         ----------         ----------

     2,608,519          2,845,882           6,517,313            746,601          7,103,675          5,602,206          1,591,396
            --                 --                  --                 --             11,672                 --                 --
   -----------        -----------         -----------        -----------        -----------         ----------         ----------
     2,608,519          2,845,882           6,517,313            746,601          7,115,347          5,602,206          1,591,396
   -----------        -----------         -----------        -----------        -----------         ----------         ----------
     3,043,928          4,978,181           4,995,231          3,206,725          8,356,771          4,933,598          1,466,486
   -----------        -----------         -----------        -----------        -----------         ----------         ----------



      (837,410)        (1,144,907)           (730,547)          (985,695)        (1,285,575)          (415,905)          (217,886)
            --           (282,979)                 --           (327,763)          (285,365)                --                 --
   -----------        -----------         -----------        -----------        -----------         ----------         ----------
      (837,410)        (1,427,886)           (730,547)        (1,313,458)        (1,570,940)          (415,905)          (217,886)
   -----------        -----------         -----------        -----------        -----------         ----------         ----------



   $11,330,834        $15,846,452         $10,915,435        $11,621,487        $19,478,731         $8,193,940         $3,598,324
   ===========        ===========         ===========        ===========        ===========         ==========         ==========

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR(1) ENDED DECEMBER 31,
--------------------------------------------------------------------------------

                                                                    INSURED                                     INSURED
                                                           MUNICIPAL 2008 TERM TRUST                     MUNICIPAL TERM TRUST
                                                      ---------------------------------          ---------------------------------
                                                          2002                2001(2)                2002               2001((2)
INCREASE (DECREASE) IN NET ASSETS                     ------------         ------------          ------------         ------------
APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS:
  Net investment income ............................. $ 34,371,404         $ 36,198,617          $ 21,059,940         $ 23,099,442
  Net realized gain (loss) ..........................    2,687,741              188,050             3,435,689              562,078
  Net change in unrealized appreciation (depreciation)  11,516,251           (2,296,483)            6,943,379           (3,819,103)
  Dividends to preferred shareholders from:
    Net investment income ...........................   (3,429,311)          (7,367,624)           (2,026,272)          (4,772,076)
    Net realized gain ...............................     (193,351)             (50,283)             (401,327)            (142,180)
                                                      ------------         ------------          ------------         ------------
    Net increase (decrease) in net assets resulting
      from operations ...............................   44,952,734           26,672,277            29,011,409           14,928,161
                                                      ------------         ------------          ------------         ------------

DIVIDENDS AND DISTRIBUTIONS TO
COMMON SHAREHOLDERS FROM:
  Net investment income .............................  (21,629,022)         (21,642,306)          (14,884,571)         (14,884,897)
  Net realized gain .................................   (1,003,044)            (125,534)           (2,498,663)            (427,915)
                                                      ------------         ------------          ------------         ------------
    Total dividends and distributions ...............  (22,632,066)         (21,767,840)          (17,383,234)         (15,312,812)
                                                      ------------         ------------          ------------         ------------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from the issuance of common shares ...           --                   --                    --                   --
  Net proceeds from the underwriters' over-
    allotment option exercised ......................           --                   --                    --                   --
  (Additional) Unused offering costs relating
    to the issuance of preferred shares .............           --              107,874                    --              162,297
                                                      ------------         ------------          ------------         ------------
    Net proceeds from capital share transactions ....           --              107,874                    --              162,297
                                                      ------------         ------------          ------------         ------------
      Total increase (decrease) .....................   22,320,668            5,012,311            11,628,175             (222,354)
                                                      ------------         ------------          ------------         ------------

NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS:
Beginning of period .................................  457,069,747          452,057,436           280,742,815          280,965,169
                                                      ------------         ------------          ------------         ------------
End of period ....................................... $479,390,415         $457,069,747          $292,370,990         $280,742,815
                                                      ============         ============          ============         ============
End of period undistributed net investment income ... $ 42,597,722         $ 33,431,255          $ 19,492,189         $ 15,523,873

----------
(1) Commencement of investment operations for the 2018 Term Trusts was October 30, 2001. This information includes the initial investment by BlackRock Funding, Inc.

(2) Prior period amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98.





                       See Notes to Financial Statements.

                MUNICIPAL                                   MUNICIPAL                                   STRATEGIC
             2018 TERM TRUST                            TARGET TERM TRUST                            MUNICIPAL TRUST
   ----------------------------------           ---------------------------------           ---------------------------------
       2002                 2001(2)                 2002                2001(2)                 2002                2001(2)
   ------------          ------------           ------------         ------------           ------------         ------------


   $ 18,533,905          $  1,563,176           $ 31,860,076         $ 37,802,873           $  9,124,316         $  9,020,770
     (3,021,249)                  --                 990,672            4,448,122                435,409           (1,207,039)
     14,845,740           (8,914,048)             26,905,451           (9,640,709)             2,608,519           (2,914,437)

     (1,906,541)             (98,393)             (3,733,411)          (7,662,916)              (837,410)          (1,700,007)
             --                   --                (390,763)            (899,950)                    --                   --
   ------------          ------------           ------------         ------------           ------------         ------------

     28,451,855           (7,449,265)             55,632,025           24,047,420             11,330,834            3,199,287
   ------------          ------------           ------------         ------------           ------------         ------------



    (12,408,254)          (1,034,022)            (27,169,808)         (26,112,458)            (6,393,453)          (6,248,628)
             --                   --              (1,682,964)          (2,529,509)                    --                   --
   ------------          ------------           ------------         ------------           ------------         ------------
    (12,408,254)          (1,034,022)            (28,852,772)         (28,641,967)            (6,393,453)          (6,248,628)
   ------------          ------------           ------------         ------------           ------------         ------------


             --          208,558,758                      --                   --                     --                   --

             --           17,154,000                      --                   --                     --                   --

        (40,134)                  --                      --              120,776                     --                   --
   ------------          ------------           ------------         ------------           ------------         ------------
        (40,134)         225,712,758                      --              120,776                     --                   --
   ------------          ------------           ------------         ------------           ------------         ------------
     16,003,467          217,229,471              26,779,253           (4,473,771)             4,937,381           (3,049,341)
   ------------          ------------           ------------         ------------           ------------         ------------



    217,229,471                   --             480,172,275          484,646,046            103,783,196          106,832,537
   ------------          ------------           ------------         ------------           ------------         ------------
   $233,232,938          $217,229,471           $506,951,528         $480,172,275           $108,720,577         $103,783,196
   ============          ============           ============         ============           ============         ============
   $  4,664,860          $    445,761           $ 34,371,156         $ 33,820,448           $  2,705,894         $    813,035

FOR THE YEAR1 ENDED DECEMBER 31,
--------------------------------------------------------------------------------

                                                                CALIFORNIA INSURED                          CALIFORNIA
                                                             MUNICIPAL 2008 TERM TRUST               MUNICIPAL 2018 TERM TRUST
                                                        ----------------------------------       ---------------------------------
INCREASE IN NET ASSETS                                      2002                 2001(2)             2002               2001((2)
APPLICABLE TO COMMON SHAREHOLDERS                       ------------          ------------       ------------         ------------

OPERATIONS:
  Net investment income                                 $ 12,296,157          $ 13,354,371       $  6,650,751         $    541,445
  Net realized gain (loss)                                 2,132,299               264,275         (1,522,082)                  --
  Net change in unrealized appreciation (depreciation)                           2,845,882         (2,362,220)           6,517,313
  Dividends to preferred shareholders from:
    Net investment income                                 (1,144,907)           (2,557,776)          (730,547)             (38,335)
    Net realized gain                                       (282,979)              (69,776)                --                   --
                                                        ------------          ------------       ------------         ------------
  Net increase (decrease) in net assets resulting
    from operations                                       15,846,452             8,628,874         10,915,435           (3,184,901)
                                                        ------------          ------------       ------------         ------------

DIVIDENDS AND DISTRIBUTIONS TO
COMMON SHAREHOLDERS FROM:
  Net investment income                                   (8,379,547)           (8,039,285)        (4,728,272)            (394,023)
  Net realized gain                                       (1,455,598)             (203,979)                --                   --
                                                        ------------          ------------       ------------         ------------
    Total dividends and distributions                     (9,835,145)           (8,243,264)        (4,728,272)            (394,023)
                                                        ------------          ------------       ------------         ------------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from the issuance of common shares                 --                    --                 --           85,168,022
  Net proceeds from the underwriters' over-
    allotment option exercised                                    --                    --                 --            6,075,375
  (Additional) Unused offering costs relating to the
    issuance of preferred shares                                  --               126,847             (8,099)                  --
                                                        ------------          ------------       ------------         ------------
    Net proceeds from capital share transactions                  --               126,847             (8,099)          91,243,397
                                                        ------------          ------------       ------------         ------------
      Total increase                                       6,011,307               512,457          6,179,064           87,664,473
                                                        ------------          ------------       ------------         ------------

NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS:
Beginning of period                                      174,486,533           173,974,076         87,664,473                   --
                                                        ------------          ------------       ------------         ------------
End of period                                           $180,497,840          $174,486,533       $ 93,843,537         $ 87,664,473
                                                        ============          ============       ============         ============
End of period undistributed net investment income       $ 15,765,930          $ 13,017,677       $  1,316,019         $    124,087


----------
(1) Commencement of investment operations for the 2018 Term Trusts was October 30, 2001. This information includes the initial investment by BlackRock Funding, Inc.

(2) Prior year amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98.







                       See Notes to Financial Statements.

          FLORIDA INSURED                NEW YORK INSURED                    NEW YORK                      PENNSYLVANIA
     MUNICIPAL 2008 TERM TRUST       MUNICIPAL 2008 TERM TRUST       MUNICIPAL 2018 TERM TRUST       STRATEGIC MUNCIPAL TRUST
   ----------------------------    ----------------------------    ----------------------------    ---------------------------
       2002           2001(2)          2002           2001(2)          2002           2001(2)          2002           2001(2)
   -----------     ------------    ------------    ------------    ------------    ------------    ------------    -----------



   $ 9,728,220     $ 10,847,708    $ 12,692,900    $ 14,007,816    $  3,676,247    $    308,533    $  2,349,724    $     2,367
     2,460,124          588,052       1,241,424         359,773        (668,608)         (7,938)       (124,910)       (411,479)
       746,601         (977,970)      7,115,347      (2,287,310)      5,602,206      (2,200,097)      1,591,396         245,417

      (985,695)      (2,165,555)     (1,285,575)     (2,871,395)       (415,905)        (21,679)       (217,886)       (492,181)
      (327,763)        (130,062)       (285,365)        (93,788)             --              --              --              --
   -----------     ------------    ------------    ------------    ------------    ------------    ------------    -----------

    11,621,487        8,162,173      19,478,731       9,115,096       8,193,940      (1,921,181)      3,598,324       1,709,062
   -----------     ------------    ------------    ------------    ------------    ------------    ------------    -----------



    (6,530,070)      (6,530,101)     (8,442,487)     (8,442,523)     (2,670,271)       (222,523)     (1,675,080)     (1,647,060)
    (1,538,717)        (344,261)     (1,309,504)       (260,984)             --              --              --              --
   -----------     ------------    ------------    ------------    ------------    ------------    ------------    -----------
    (8,068,787)      (6,874,362)     (9,751,991)     (8,703,507)     (2,670,271)       (222,523)     (1,675,080)     (1,647,060)
   -----------     ------------    ------------    ------------    ------------    ------------    ------------    -----------


            --               --              --              --              --      49,710,052              --              --

            --               --              --              --              --       1,786,875              --              --

            --          162,147              --         123,673           4,438              --              --              --
   -----------     ------------    ------------    ------------    ------------    ------------    ------------    -----------
            --          162,147              --         123,673           4,438      51,496,927              -- --
   -----------     ------------    ------------    ------------    ------------    ------------    ------------    -----------
     3,552,700        1,449,958       9,726,740         535,262       5,528,107      49,353,223       1,923,244          62,002
   -----------     ------------    ------------    ------------    ------------    ------------    ------------    -----------



   139,367,366      137,917,408     182,610,708     182,075,446      49,353,223              --      29,530,517      29,468,515
   -----------     ------------    ------------    ------------    ------------    ------------    ------------    -----------
  $142,920,066     $139,367,366    $192,337,448    $182,610,708    $ 54,881,330    $ 49,353,223    $ 31,453,761    $ 29,530,517
  ============     ============    ============    ============    ============    ============    ============    ============
  $  9,191,501     $  7,104,398    $ 12,149,497    $  9,546,898    $    669,402    $     79,331    $    518,789    $     62,386

FINANCIAL HIGHLIGHTS

 BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST

                                                                                  YEAR ENDED DECEMBER 31,(1)
                                                              -------------------------------------------------------------------
                                                                2002           2001          2000           1999           1998
                                                              --------       --------       --------      --------       --------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year(2) .......................  $ 16.80        $ 16.62        $ 16.00      $  17.06        $ 16.80
                                                              --------       --------       --------      --------       --------
Investment operations:
   Net investment income ....................................     1.26           1.33           1.30          1.21           1.20
   Net realized and unrealized gain (loss) ..................     0.53          (0.08)          0.54         (1.23)          0.11
Dividends and distributions to preferred shareholders from:
   Net investment income ....................................    (0.13)         (0.27)         (0.38)        (0.24)         (0.25)
   Net realized gain ........................................    (0.01)         0.003             --            --             --
   In excess of net realized gain ...........................       --             --             --            --           0.00(4)
                                                              --------       --------       --------      --------       --------
Net increase (decrease) from investment operations ..........     1.65           0.98           1.46         (0.26)          1.06
                                                              --------       --------       --------      --------       --------
Dividends and distributions to common shareholders from:
   Net investment income ....................................    (0.79)         (0.80)         (0.80)        (0.80)         (0.80)
   Net realized gain ........................................    (0.04)          0.00(4)          --            --             --
   In excess of net realized gain ...........................       --             --             --            --           0.00(4)
                                                              --------       --------       --------      --------       --------
Total dividends and distributions ...........................    (0.83)         (0.80)         (0.80)        (0.80)         (0.80)
                                                              --------       --------       --------      --------       --------
Capital charge with respect to issuance of preferred shares .       --             --          (0.04)           --             --
                                                              --------       --------       --------      --------       --------
Net asset value, end of year(2) .............................  $ 17.62        $ 16.80        $ 16.62       $ 16.00        $ 17.06
                                                              ========       ========       ========      ========       ========
Market value, end of year(2) ................................  $ 16.58        $ 15.70        $ 14.88       $ 13.75        $ 16.13
                                                              ========       ========       ========      ========       ========
TOTAL INVESTMENT RETURN5 ....................................    11.15%         11.06%         14.40%       (10.14)%        11.21%
                                                              ========       ========       ========      ========       ========
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:(6)
Expenses after fees paid indirectly .........................     0.98%          1.01%          1.05%         0.93%          0.88%
Expenses before fees paid indirectly ........................     0.98%          1.02%          1.05%         0.93%          0.88%
Net investment income before preferred share dividends ......     7.34%          7.87%          8.06%         7.30%          7.10%
Preferred share dividends ...................................     0.73%          1.60%          2.40%         1.47%          1.49%
Net investment income available to common shareholders ......     6.61%          6.27%          5.66%         5.83%          5.61%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) ............. $468,417       $460,153       $438,958      $452,317       $458,993
Portfolio turnover ..........................................       23%             3%             3%            1%             0%
Net assets of common shareholders, end of year (000) ........ $479,390       $457,070       $452,057      $435,314       $464,236
Preferred shares outstanding (000) .......................... $271,000       $271,000       $271,000      $206,000       $206,000
Asset coverage per preferred share, end of year ............. $ 69,235       $ 67,178       $ 66,735      $ 77,857       $ 81,361

----------
(1) Prior year amounts have been restated to conform to the current period's presentation under the provision of EITF D-98.

(2) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(3) Actual amount paid to common shareholders was $0.004614 for the year ended December 31, 2001. Actual amount paid to preferred shareholders was $0.001848 per common share for the year ended December 31, 2001.

(4) Actual amount paid to common shareholders was $0.005235 for the year ended December 31, 1998. Actual amount paid to preferred shareholders was $0.001696 per common share for the year ended December 31, 1998.

(5) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Past performance is not a guarantee of future results.

(6) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders.

The information above represents the audited operating performance data for a common share outstanding, total investment returns, ratios to average net assets and other supplemental data for each year indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

 BLACKROCK INSURED MUNICIPAL TERM TRUST

                                                                                    YEAR ENDED DECEMBER 31,(1)
                                                               -------------------------------------------------------------------
                                                                 2002           2001          2000           1999           1998
                                                               --------       --------       --------      --------       --------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year(2) ........................ $  10.85       $  10.85       $  10.60      $  11.22       $  11.20
                                                               --------       --------       --------      --------       --------
Investment operations:
   Net investment income .....................................     0.81           0.89           0.89          0.85           0.85
   Net realized and unrealized gain (loss) ...................     0.41          (0.12)          0.28         (0.68)         (0.03)
Dividends and distributions to preferred shareholders from:
  Net investment income ......................................    (0.08)         (0.18)         (0.26)        (0.17)         (0.18)
  Net realized gain ..........................................    (0.02)         (0.01)         (0.01)           --             --
                                                               --------       --------       --------      --------       --------
Net increase from investment operations ......................     1.12           0.58           0.90          0.00           0.64
                                                               --------       --------       --------      --------       --------
Dividends and distributions to common shareholders from:
  Net investment income ......................................    (0.58)         (0.57)         (0.60)        (0.62)         (0.62)
  Net realized gain ..........................................    (0.10)         (0.02)         (0.02)           --             --
                                                               --------       --------       --------      --------       --------
Total dividends and distributions to common shareholders .....    (0.68)         (0.59)         (0.62)        (0.62)         (0.62)
                                                               --------       --------       --------      --------       --------
Capital change with respect to issuance of preferred shares ..       --           0.01          (0.03)           --             --
                                                               --------       --------       --------      --------       --------
Net asset value, end of year(2) .............................. $  11.29       $  10.85       $  10.85      $  10.60       $  11.22
                                                               ========       ========       ========      ========       ========
Market value, end of year(2) ................................. $  10.94       $  10.63       $  10.44      $   9.44       $  11.50
                                                               ========       ========       ========      ========       ========
TOTAL INVESTMENT RETURN(3) ...................................     9.51%          7.73%         17.81%       (12.92)%        10.53%
                                                               ========       ========       ========      ========       ========
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:(4)
Expenses after fees paid indirectly ..........................     1.05%          1.06%          1.11%         0.94%          0.93%
Expenses before fees paid indirectly .........................     1.06%          1.06%          1.11%         0.94%          0.93%
Net investment income before preferred share dividends .......     7.32%          8.12%          8.40%         7.74%          7.56%
Preferred share dividends ....................................     0.70%          1.68%          2.44%         1.51%          1.53%
Net investment income available to common shareholders .......     6.62%          6.44%          5.96%         6.23%          6.03%

SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) .............. $287,692       $284,390       $274,553      $284,075       $290,004
Portfolio turnover ...........................................       36%             7%            14%            0%             0%
Net assets of common shareholders, end of year (000) ......... $292,371       $280,743       $280,965      $274,320       $290,469
Preferred shares outstanding (000) ........................... $170,400       $170,400       $170,400      $130,000       $130,000
Asset coverage per preferred share, end of year .............. $ 67,895       $ 66,195       $ 66,242      $ 77,768       $ 80,868

----------
(1) Prior year amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98.

(2) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(3) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Past performance is not a guarantee of future results.

(4) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders.

The information above represents the audited operating performance data for a common share outstanding, total investment returns, ratios to average net assets and other supplemental data for each year indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.




                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

 BLACKROCK MUNICIPAL 2018 TERM TRUST

                                                                                                 FOR THE PERIOD
                                                                                                OCTOBER 30, 2001(1)
                                                                            YEAR ENDED               THROUGH
                                                                         DECEMBER 31, 2002    DECEMBER 31, 2001(2,3)
                                                                         -----------------    ----------------------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(4) .................................    $  13.66                $  14.33
                                                                             --------                --------
Investment operations:
   Net investment income ................................................        1.17                    0.10
   Net realized and unrealized gain (loss) ..............................        0.73                   (0.55)
   Dividends to preferred shareholders from net investment income .......       (0.12)                  (0.01)
                                                                             --------                --------
Net increase (decrease) from investment operations ......................        1.78                   (0.46)
                                                                             --------                --------
Dividends to common shareholders from net investment income .............       (0.78)                  (0.07)
                                                                             --------                --------
Capital charges with respect to issuance of:
   Common shares ........................................................          --                   (0.03)
   Preferred shares .....................................................          --                   (0.11)
                                                                             --------                --------
Total capital charges ...................................................       (0.00)(5)               (0.14)
                                                                             --------                --------
Net asset value, end of period(4) .......................................    $  14.66                $  13.66
                                                                             ========                ========
Market value, end of period(4) ..........................................    $  13.43                $  13.06
                                                                             ========                ========
TOTAL INVESTMENT RETURN(6) ..............................................        8.84%                 (12.51)%
                                                                             ========                ========
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:(7)
Expenses after fees paid indirectly .....................................        0.92%                   0.93%(8)
Expenses before fees paid indirectly ....................................        0.94%                   0.93%(8)
Net investment income before preferred share dividends ..................        8.14%                   4.39%(8)
Preferred share dividends ...............................................        0.84%                   0.28%(8)
Net investment income available to common shareholders ..................        7.30%                   4.11%(8)
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) .........................    $227,674                $206,486
Portfolio turnover ......................................................          53%                      0%
Net assets of common shareholders, end of period (000) ..................    $233,233                $217,229
Preferred shares outstanding (000) ......................................    $137,600                $137,600
Asset coverage per preferred share, end of period .......................    $ 67,381                $ 64,485

----------
(1) Commencement of investment operations. This information includes the initial investment by BlackRock Funding, Inc. Net asset value immediately after the closing of the public offering was $14.30.

(2) Prior period amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98.

(3)  Calculated using the average shares outstanding method.

(4) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(5)  Less than 0.005.

(6) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(7) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of the common shareholders.

(8)  Annualized.

The information above represents the audited operating performance for a common share outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.



                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

 BLACKROCK MUNICIPAL TARGET TERM TRUST

                                                                                   YEAR ENDED DECEMBER 31,(1)
                                                               -------------------------------------------------------------------
                                                                 2002           2001          2000           1999           1998
                                                               --------       --------       --------      --------       --------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year(2) ........................ $  10.57       $  10.67       $  10.60      $  11.21       $  11.22
                                                               --------       --------       --------      --------       --------
Investment operations:
   Net investment income .....................................     0.70           0.83           0.90          0.85           0.85
   Net realized and unrealized gain (loss) ...................     0.62          (0.10)          0.05         (0.68)         (0.08)
Dividends and distributions to preferred shareholders from:
  Net investment income ......................................    (0.08)         (0.17)         (0.26)        (0.16)         (0.17)
  Net realized gain ..........................................    (0.01)         (0.02)            --            --             --
                                                               --------       --------       --------      --------       --------
Net increase from investment operations ......................     1.23           0.54           0.69          0.01           0.60
                                                               --------       --------       --------      --------       --------
Dividends and distributions to common shareholders from:
  Net investment income ......................................    (0.60)         (0.58)         (0.60)        (0.62)         (0.61)
  Net realized gain ..........................................    (0.04)         (0.06)            --            --             --
                                                               --------       --------       --------      --------       --------
Total dividends and distributions ............................    (0.64)         (0.64)         (0.60)        (0.62)         (0.61)
                                                               --------       --------       --------      --------       --------
Capital change with respect to issuance of preferred shares ..       --          0.003          (0.02)           --             --
                                                               --------       --------       --------      --------       --------
Net asset value, end of year(2) .............................. $  11.16       $  10.57       $  10.67      $  10.60       $  11.21
                                                               ========       ========       ========      ========       ========
Market value, end of year(2) ................................. $  11.01       $  10.40       $  9.938      $   9.81       $  11.38
                                                               ========       ========       ========      ========       ========
TOTAL INVESTMENT RETURN(4) ...................................    12.28%         11.16%          7.63%        (8.43)%         9.35%
                                                               ========       ========       ========      ========       ========
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:(5)
Expenses after fees paid indirectly ..........................     0.97%          0.96%          1.00%         0.87%          0.80%
Expenses before fees paid indirectly .........................     0.97%          0.98%          1.00%         0.87%          0.80%
Net investment income before preferred share dividends .......     6.44%          7.73%          8.61%         7.72%          7.63%
Preferred share dividends ....................................     0.75%          1.57%          2.48%         1.49%          1.50%
Net investment income available to common shareholders .......     5.69%          6.16%          6.13%         6.23%          6.13%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) .............. $494,694       $489,251       $477,169      $497,324       $508,037
Portfolio turnover ...........................................       18%            42%             5%            4%             0%
Net assets of common shareholders, end of year (000) ......... $506,952       $480,172       $484,646      $481,463       $508,851
Preferred shares outstanding (000) ........................... $299,100       $299,100       $299,100      $225,000       $225,000
Asset coverage per preferred share, end of year .............. $ 67,379       $ 65,141       $ 65,530      $ 78,514       $ 81,550

----------
(1) Prior periods have been restated to conform to the current period's presentation under the provisions of EITF D-98.

(2) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(3)  Less than 0.005.

(4) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Past performance is not a guarantee of future results.

(5) Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of the common shareholders.

The information above represents the audited operating performance for a common share outstanding, total investment returns, ratios to average net assets and other supplemental data, for each period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.



                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

 BLACKROCK STRATEGIC MUNICIPAL TRUST


                                                                                                              FOR THE PERIOD
                                                                      YEAR ENDED DECEMBER 31,(2)            AUGUST 25, 1999(1)
                                                                --------------------------------------           THROUGH
                                                                  2002           2001          2000        DECEMBER 31, 1999(2)
                                                                --------       --------      ---------     --------------------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(3) ....................... $  14.33       $  14.75       $  13.39          $  14.33
                                                                --------       --------      ---------          --------
Investment operations:
   Net investment income ......................................     1.26           1.25           1.22              0.30
   Net realized and unrealized gain (loss) ....................     0.42          (0.58)          1.41             (0.79)
Dividends to preferred shareholders:
   From net investment income .................................    (0.12)         (0.23)         (0.35)            (0.06)
   In excess of net investment income .........................       --             --          (0.01)               --
                                                                --------       --------      ---------          --------
Net increase (decrease) from investment operations ............     1.56           0.44           2.27             (0.55)
                                                                --------       --------      ---------          --------
Dividends to common shareholders:
   From net investment income .................................    (0.88)         (0.86)         (0.88)            (0.23)
   In excess of net investment income .........................       --             --          (0.03)               --
                                                                --------       --------      ---------          --------
Total dividends ...............................................    (0.88)         (0.86)         (0.91)            (0.23)
                                                                --------       --------      ---------          --------
Capital charges with respect to issuance of:
   Common shares ..............................................       --             --             --             (0.03)
   Preferred shares ...........................................       --             --             --             (0.13)
                                                                --------       --------      ---------          --------
Total capital charges .........................................       --             --             --             (0.16)
                                                                --------       --------      ---------          --------
Net asset value, end of period(3) ............................. $  15.01       $  14.33       $  14.75          $  13.39
                                                                ========       ========      =========          ========
Market value, end of period(3) ................................ $  13.78       $  13.58       $13.6875          $  12.50
                                                                ========       ========      =========          ========
TOTAL INVESTMENT RETURN(4) ....................................     8.03%          5.32%         17.44%           (15.17)%
                                                                ========       ========      =========          ========
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:(5)
Expenses after expense offsets ................................     0.98%          0.91%          0.90%             0.94%(6)
Expenses before expense offsets ...............................     1.39%          1.31%          1.30%             1.35%(6)
Net investment income before preferred share dividends ........     8.54%          8.40%          8.86%             6.24%(6)
Preferred share dividends .....................................     0.78%          1.58%          2.60%             1.16%(6)
Net investment income available to common shareholders ........     7.76%          6.82%          6.26%             5.08%(6)
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) ............... $106,807       $107,381       $100,171          $ 98,300
Portfolio turnover ............................................       13%             4%            44%                4%
Net assets of common shareholders, end of period (000) ........ $108,721       $103,783       $106,833          $ 96,971
Preferred shares outstanding (000) ............................ $ 62,000       $ 62,000       $ 62,000          $ 62,000
Asset coverage per preferred share, end of period ............. $ 68,844       $ 66,855       $ 68,092          $ 64,109

----------
(1) Commencement of investment operations. This information includes the initial investments by BlackRock Financial Management, Inc. Net assets value immediately after the closing of the public offering was $14.30.

(2) Prior period amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98.

(3) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(4) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(5) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of the common shareholders.

(6)      Annualized.

The information above represents the audited operating performance for a common share outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.



                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

 BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST

                                                                                    YEAR ENDED DECEMBER 31,(1)
                                                               -------------------------------------------------------------------
                                                                 2002           2001          2000           1999           1998
                                                               --------       --------       --------      --------       --------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year(2) ........................ $  16.77       $  16.72       $  16.11      $  17.12       $  16.69
                                                               --------       --------       --------      --------       --------
Investment operations:
   Net investment income .....................................     1.18           1.27           1.27          1.17           1.18
   Net realized and unrealized gain (loss) ...................     0.48          (0.19)          0.52         (1.20)          0.25
Dividends and distributions to preferred shareholders from:
   Net investment income .....................................    (0.11)         (0.24)         (0.35)        (0.21)         (0.23)
   Net realized gain .........................................    (0.03)         (0.01)            --            --             --
                                                               --------       --------       --------      --------       --------
Net increase (decrease) from investment operations ...........     1.52           0.83           1.44         (0.24)          1.20
                                                               --------       --------       --------      --------       --------
Dividends and distributions to common shareholders from:
   Net investment income .....................................    (0.81)         (0.77)         (0.77)        (0.77)         (0.77)
   Net realized gain .........................................    (0.14)         (0.02)            --            --             --
                                                               --------       --------       --------      --------       --------
Total dividends and distributions ............................    (0.95)         (0.79)         (0.77)        (0.77)         (0.77)
                                                               --------       --------       --------      --------       --------
Capital change with respect to issuance of preferred shares ..       --           0.01          (0.06)           --             --
                                                               --------       --------       --------      --------       --------
Net asset value, end of year(2) .............................. $  17.34       $  16.77       $  16.72      $  16.11       $  17.12
                                                               ========       ========       ========      ========       ========
Market value, end of year(2) ................................. $  16.44       $  15.90       $  15.63      $  13.88       $  15.94
                                                               ========       ========       ========      ========       ========
TOTAL INVESTMENT RETURN(3) ...................................     9.56%          7.06%         18.68%        (8.40)%         9.77%
                                                               ========       ========       ========      ========       ========
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:(4)
Expenses after fees paid indirectly ..........................     1.05%          1.08%          1.11%         0.98%          0.91%
Expenses before fees paid indirectly .........................     1.06%          1.09%          1.11%         0.98%          0.91%
Net investment income before preferred share dividends .......     6.91%          7.57%          7.74%         7.01%          6.96%
Preferred share dividends ....................................     0.64%          1.45%          2.14%         1.25%          1.36%
Net investment income available to common shareholders .......     6.27%          6.12%          5.60%         5.76%          5.60%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) .............. $177,861       $176,424       $170,286      $174,070       $175,760
Portfolio turnover ...........................................       33%             5%             0%            0%             0%
Net assets of common shareholders, end of year (000) ......... $180,498       $174,487       $173,974      $167,672       $178,134
Preferred shares outstanding (000) ........................... $104,550       $104,550       $104,550      $ 78,000       $ 78,000
Asset coverage per preferred share, end of year .............. $ 68,161       $ 66,735       $ 66,629      $ 78,765       $ 82,111

----------
(1) Prior year amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98.

(2) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(3) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Past performance is not a guarantee of future results.

(4) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders.

The information above represents the audited operating performance data for a common share outstanding, total investment returns, ratios to average net assets and other supplemental data for each year indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.



                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

 BLACKROCK CALIFORNIA MUNICIPAL 2018 TERM TRUST

                                                                                                      FOR THE PERIOD
                                                                                                   OCTOBER 30, 2001(1)
                                                                               YEAR ENDED                THROUGH
                                                                            DECEMBER 31, 2002     DECEMBER 31, 2001(2,3)
                                                                            -----------------     ----------------------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(4) ...................................      $ 13.63                 $ 14.33
                                                                                 -------                 -------
Investment operations:
   Net investment income ..................................................         1.03                    0.09
   Net realized and unrealized gain (loss) ................................         0.78                   (0.57)
   Dividends to preferred shareholders from net investment income .........        (0.11)                  (0.01)
                                                                                 -------                 -------
Net increase (decrease) from investment operations ........................         1.70                   (0.49)
                                                                                 -------                 -------
Dividends to common shareholders from net investment income ...............        (0.74)                  (0.06)
                                                                                 -------                 -------
Capital charges with respect to issuance of:
   Common shares ..........................................................           --                   (0.03)
   Preferred shares .......................................................           --                   (0.12)
                                                                                 -------                 -------
Total capital charges .....................................................        (0.00)(5)               (0.15)
                                                                                 -------                 -------
Net asset value, end of period(4) .........................................      $ 14.59                 $ 13.63
                                                                                 =======                 =======
Market value, end of period(4) ............................................      $ 13.40                 $ 12.85
                                                                                 =======                 =======
TOTAL INVESTMENT RETURN(6) ................................................        10.04%                 (13.94)%
                                                                                 =======                 =======
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:(7)
Expenses after fees paid indirectly .......................................         0.99%                   1.07%(8)
Expenses before fees paid indirectly ......................................         1.03%                   1.07%(8)
Net investment income before preferred share dividends ....................         7.33%                   3.78%(8)
Preferred share dividends .................................................         0.81%                   0.27%(8)
Net investment income available to common shareholders ....................         6.52%                   3.51%(8)
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) ...........................      $90,721                 $82,906
Portfolio turnover ........................................................           42%                      0%
Net assets of common shareholders, end of period (000) ....................      $93,844                 $87,664
Preferred shares outstanding (000) ........................................      $55,525                 $55,525
Asset coverage per preferred share, end of period .........................      $67,254                 $64,488

----------
(1) Commencement of investment operations. This information includes the initial investment by BlackRock Funding, Inc. Net asset value immediately after the closing of the public offering was $14.30.

(2) Prior period amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98.

(3)  Calculated using the average shares outstanding method.

(4) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(5)  Less than 0.005.

(6) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(7) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of the common shareholders.

(8)  Annualized.

The information above represents the audited operating performance for a common share outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.



                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

 BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST

                                                                                    YEAR ENDED DECEMBER 31,(1)
                                                               -------------------------------------------------------------------
                                                                 2002           2001          2000           1999           1998
                                                               --------       --------       --------      --------       --------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year(2) ........................ $  16.01       $  15.84       $  15.56      $  16.51       $  16.35
                                                               --------       --------       --------      --------       --------
Investment operations:
   Net investment income .....................................     1.12           1.25           1.24          1.17           1.18
   Net realized and unrealized gain (loss) ...................     0.36          (0.04)          0.28         (1.02)          0.08
Dividends and distributions to preferred shareholders from:
   Net investment income .....................................    (0.11)         (0.25)         (0.37)        (0.24)         (0.24)
   Net realized gain .........................................    (0.04)         (0.01)            --            --             --
                                                               --------       --------       --------      --------       --------
Net increase (decrease) from investment operations ...........     1.33           0.95           1.15         (0.09)          1.02
                                                               --------       --------       --------      --------       --------
Dividends and distributions to common shareholders from:
   Net investment income .....................................    (0.75)         (0.75)         (0.81)        (0.86)         (0.86)
   Net realized gain .........................................    (0.18)         (0.04)            --            --             --
                                                               --------       --------       --------      --------       --------
Total dividends and distributions ............................    (0.93)         (0.79)         (0.81)        (0.86)         (0.86)
                                                               --------       --------       --------      --------       --------
Capital change with respect to issuance of preferred shares ..       --           0.01          (0.06)           --             --
                                                               --------       --------       --------      --------       --------
Net asset value, end of year(2) .............................. $  16.41       $  16.01       $  15.84      $  15.56       $  16.51
                                                               ========       ========       ========      ========       ========
Market value, end of year(2) ................................. $  15.91       $  15.40       $  14.00      $  14.13       $  16.81
                                                               ========       ========       ========      ========       ========
TOTAL INVESTMENT RETURN(3) ...................................     9.61%         15.90%          4.96%       (11.12)%        10.32%
                                                               ========       ========       ========      ========       ========
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:(4)
Expenses after fees paid indirectly ..........................     1.05%          1.10%          1.14%         0.99%          0.93%
Expenses before fees paid indirectly .........................     1.06%          1.12%          1.14%         0.99%          0.93%
Net investment income before preferred share dividends .......     6.90%          7.75%          7.94%         7.25%          7.17%
Preferred share dividends ....................................     0.70%          1.55%          2.39%         1.50%          1.48%
Net investment income available to common shareholders .......     6.20%          6.20%          5.55%         5.75%          5.69%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) .............. $141,064       $140,004       $135,492      $140,225       $142,817
Portfolio turnover ...........................................       52%             7%             0%            3%             0%
Net assets of common shareholders, end of year (000) ......... $142,920       $139,367       $137,917      $135,459       $143,769
Preferred shares outstanding (000) ........................... $ 84,150       $ 84,150       $ 84,150      $ 66,000       $ 66,000
Asset coverage per preferred share, end of year .............. $ 67,460       $ 66,406       $ 65,982      $ 76,312       $ 79,460

----------
(1) Prior year amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98.

(2) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(3) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Past performance is not a guarantee of future results.

(4) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders.

The information above represents the audited operating performance data for a common share outstanding, total investment returns, ratios to average net assets and other supplemental data for each year indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.



                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

 BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST

                                                                                    YEAR ENDED DECEMBER 31,(1)
                                                               -------------------------------------------------------------------
                                                                 2002           2001          2000           1999           1998
                                                               --------       --------       --------      --------       --------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year(2)                           $ 16.22        $ 16.17        $ 15.63       $ 16.74        $ 16.53
                                                               --------       --------       --------      --------       --------
Investment operations:
   Net investment income                                           1.13           1.25           1.24          1.16           1.16
   Net realized and unrealized gain (loss)                         0.75          (0.17)          0.53         (1.18)          0.15
Dividends and distributions to preferred shareholders from:
   Net investment income                                          (0.11)         (0.26)         (0.38)        (0.23)         (0.25)
   Net realized gain                                              (0.03)         (0.01)         --            --             --
                                                               --------       --------       --------      --------       --------
Net increase (decrease) from investment operations                 1.74           0.81           1.39         (0.25)          1.06
                                                               --------       --------       --------      --------       --------
Dividends and distributions to common shareholders from:
   Net investment income                                          (0.75)         (0.75)         (0.80)        (0.86)         (0.85)
   Net realized gain                                              (0.12)         (0.02)         --            --             --
                                                               --------       --------       --------      --------       --------
Total dividends and distributions                                 (0.87)         (0.77)         (0.80)        (0.86)         (0.85)
                                                               --------       --------       --------      --------       --------
Capital change with respect to issuance of preferred shares          --           0.01          (0.05)           --             --
                                                               --------       --------       --------      --------       --------
Net asset value, end of year(2)                                $  17.09       $  16.22       $  16.17      $  15.63       $  16.74
                                                               ========       ========       ========      ========       ========
Market value, end of year(2)                                   $  16.22       $  15.50       $  14.75      $  14.69       $  16.69
                                                               ========       ========       ========      ========       ========
TOTAL INVESTMENT RETURN(3)                                        10.47%         10.48%          6.10%        (6.96)%        10.76%
                                                               ========       ========       ========      ========       ========
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:(4)
Expenses after fees paid indirectly                                1.04%          1.10%          1.12%         0.99%          0.92%
Expenses before fees paid indirectly                               1.05%          1.10%          1.12%         0.99%          0.92%
Net investment income before preferred share dividends             6.75%          7.59%          7.85%         7.13%          7.03%
Preferred share dividends                                          0.68%          1.56%          2.40%         1.42%          1.51%
Net investment income available to common shareholders             6.07%          6.03%          5.45%         5.71%          5.52%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000)                $187,970       $184,600       $177,057      $183,111       $186,451
Portfolio turnover                                                   31%             9%             0%            0%             0%
Net assets of common shareholders, end of period (000)         $192,337       $182,611       $182,075      $175,961       $188,394
Preferred shares outstanding (000)                             $109,550       $109,550       $109,550      $ 85,500       $ 85,500
Asset coverage per preferred share, end of period              $ 68,893       $ 66,674       $ 66,596      $ 76,489       $ 80,121

----------
(1) Prior year amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98.

(2) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(3) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Past performance is not a guarantee of future results.

(4) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders.

The information above represents the audited operating performance data for a common share outstanding, total investment returns, ratios to average net assets and other supplemental data for each year indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.



                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

 BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST

                                                                                                     FOR THE PERIOD
                                                                                                    OCTOBER 30, 2001(1)
                                                                               YEAR ENDED                THROUGH
                                                                            DECEMBER 31, 2002     DECEMBER 31, 2001(2,3)
                                                                            -----------------     ----------------------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(4)                                          $ 13.58                 $ 14.33
 ...........................................................................     -------                 -------
Investment operations:
   Net investment income ...................................................        1.01                    0.09
   Net realized and unrealized gain (loss) .................................        1.37                   (0.61)
   Dividends to preferred shareholders from net investment income ..........       (0.11)                  (0.01)
                                                                                 -------                 -------
Net increase (decrease) from investment operations .........................        2.27                   (0.53)
                                                                                 -------                 -------
Dividends to common shareholders from net investment income ................       (0.74)                  (0.06)
                                                                                 -------                 -------
Capital charges with respect to issuance of:
   Common shares ...........................................................          --                   (0.03)
   Preferred shares ........................................................          --                   (0.13)
                                                                                 -------                 -------
Total capital changes ......................................................       0.005                   (0.16)
                                                                                 -------                 -------
Net asset value, end of period(4) ..........................................     $ 15.11                 $ 13.58
                                                                                 =======                 =======
Market value, end of period(4) .............................................     $ 13.46                 $ 13.15
                                                                                 =======                 =======
TOTAL INVESTMENT RETURN(6) .................................................        7.96%                 (11.94)%
                                                                                 =======                 =======
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:(7)
Expenses after fees paid indirectly ........................................        1.13%                   1.15%(8)
Expenses before fees paid indirectly .......................................        1.17%                   1.15%(8)
Net investment income before preferred share dividends .....................        7.03%                   3.73%(8)
Preferred share dividends ..................................................        0.80%                   0.26%(8)
Net investment income available to common shareholders .....................        6.23%                   3.47%(8)
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) ............................     $52,265                 $47,959
Portfolio turnover .........................................................          41%                      1%
Net assets of common shareholders, end of period (000) .....................     $54,881                 $49,353
Preferred shares outstanding (000) .........................................     $31,400                 $31,400
Asset coverage per preferred share, end of period ..........................     $68,702                 $64,311

----------
(1) Commencement of investment operations. This information includes the initial investment by BlackRock Funding, Inc. Net asset value immediately after the closing of the public offering was $14.30.

(2) Prior period amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98.

(3)  Calculated using the average shares outstanding method.

(4) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(5)  Less than 0.005.

(6) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total invesment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(7) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of the common shareholders.

(8)  Annualized.

The information above represents the audited operating performance for a common share outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.



                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

 BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST


                                                                                                              FOR THE PERIOD
                                                                      YEAR ENDED DECEMBER 31,(2)            AUGUST 25, 1999(1)
                                                                --------------------------------------           THROUGH
                                                                  2002           2001          2000        DECEMBER 31, 1999(2)
                                                                --------       --------      ---------     --------------------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(3)........................   14.65       $  14.62        $ 13.40           $ 14.33
                                                                -------        -------        -------           -------
Investment operations:
   Net investment income ......................................    1.17           1.17           1.18              0.27
   Net realized and unrealized gain (loss) ....................    0.73          (0.08)          1.29             (0.66)
   Dividends to preferred shareholders:
    From net investment income ................................   (0.11)         (0.24)         (0.33)            (0.06)
    In excess of net investment income ........................      --             --          (0.03)               --
                                                                -------        -------        -------           -------
Net increase (decrease) from investment operations ............    1.79           0.85           2.11             (0.45)
                                                                -------        -------        -------           -------
Dividends to common shareholders:
   From net investment income .................................   (0.83)         (0.82)         (0.82)            (0.21)
   In excess of net investment income .........................      --             --          (0.06)            (0.02)
                                                                -------        -------        -------           -------
Total dividends ...............................................   (0.83)         (0.82)         (0.88)            (0.23)
                                                                -------        -------        -------           -------
Capital charges with respect to issuance of:
   Common shares ..............................................      --             --             --             (0.03)
   Preferred shares ...........................................      --             --          (0.01)            (0.22)
                                                                -------        -------        -------           -------
Total capital charges .........................................      --             --          (0.01)            (0.25)
                                                                -------        -------        -------           -------
Net asset value, end of period(3).............................. $ 15.61        $ 14.65        $ 14.62           $ 13.40
                                                                =======        =======        =======           =======
Market value, end of period(3)................................. $ 14.33        $ 14.03        $13.125           $13.375
                                                                =======        =======        =======           =======
TOTAL INVESTMENT RETURN(4).....................................    8.19%         13.12%          5.08%            (9.43)%
                                                                =======        =======        =======           =======
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:(5)
Expenses after expense offsets ................................    1.34%          1.11%          1.22%             1.20%(6)
Expenses before expense offsets ...............................    1.75%          1.55%          1.63%             1.61%(6)
Net investment income before preferred share dividends ........    7.69%          7.86%          8.49%             5.63%(6)
Preferred share dividends .....................................    0.71%          1.63%          2.60%             1.17%(6)
Net investment income available to common shareholders ........    6.98%          6.23%          5.89%             4.46%(6)
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) ............... $30,545        $30,122        $27,920           $26,882
Portfolio turnover ............................................       7%            16%            28%                1%
Net assets of common shareholders, end of period (000) ........ $31,454        $29,531        $29,469           $26,995
Preferred shares outstanding (000) ............................ $17,500        $17,500        $17,500           $17,500
Asset coverage per preferred share, end of period ............. $69,939        $67,194        $67,112           $63,571

----------
(1) Commencement of investment operations. This information includes the initial investment by BlackRock Financial Management, Inc. Net asset value immediately after the closing of the public offering was $14.30.

(2) Prior year amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98.

(3) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(4) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(5) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of the common shareholders.

(6)  Annualized.

The information above represents the audited operating performance for a common share outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Insured Municipal 2008 Term Trust Inc. ("Municipal Insured 2008"), The BlackRock Insured Municipal Term Trust Inc. ("Insured Municipal"), The BlackRock Municipal Target Term Trust Inc. ("Municipal Target"), The BlackRock California Insured Municipal 2008 Term Trust Inc. ("California Insured 2008") and The BlackRock New York Insured Municipal 2008 Term Trust Inc. ("New York Insured 2008") were organized as Maryland corporations. BlackRock Municipal 2018 Term Trust ("Municipal 2018"), The BlackRock Strategic Municipal Trust ("Municipal Strategic"), BlackRock California Municipal 2018 Term Trust ("California 2018"), BlackRock New York Municipal 2018 Term Trust ("New York 2018") and The BlackRock Pennsylvania Strategic Municipal Trust ("Pennsylvania Strategic") were organized as Delaware statutory trusts. The BlackRock Florida Insured Municipal 2008 Term Trust ("Florida Insured 2008") was organized as a Massachusetts business trust. Municipal Insured 2008, Insured Municipal, Municipal 2018, Municipal Target and Municipal Strategic are registered as diversified closed-end management investment companies under the Investment Company Act of 1940. California Insured 2008, California 2018, Florida Insured 2008, New York Insured 2008, New York 2018 and Pennsylvania Strategic are registered as non-diversified closed-end management investment companies under the Investment Company Act of 1940. Municipal Insured 2008, California Insured 2008, Florida Insured 2008 and New York Insured 2008 are herein referred to as the 2008 Trusts. Municipal 2018, California 2018 and New York 2018 are herein referred to as the 2018 Trusts. Municipal Strategic and Pennsylvania Strategic are herein referred to as the Strategic Trusts. The ability of issuers of debt securities held by the Trusts to meet their obligations may be affected by economic developments in a state, a specific industry or region. No assurance can be given that a Trust's investment objectives will be achieved.

The following is a summary of significant accounting policies followed by the Trusts.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of each Trust's Board of Directors/Trustees (the "Board"). In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term investments may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, each Trust's Board.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Each Trust also records interest income on an accrual basis and amortizes premium and accretes discount to interest income on securities purchased using the interest method.

SEGREGATION: In cases in which the Investment Company Act of 1940, as amended, and the interpretive positions of the Securities and Exchange Commission ("SEC") require that each Trust segregate assets in connection with certain investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), each Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

FEDERAL INCOME TAXES: It is each Trust's intention to continue to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient net income to shareholders. For this reason and because substantially all of the gross income of each Trust consists of tax-exempt interest, no Federal income tax provisions are required.

DIVIDENDS AND DISTRIBUTIONS: Each Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 5.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DEFERRED COMPENSATION PLAN: Under the revised deferred compensation plan approved by each Trust's Board on September 20, 2002, non-interested
Directors/Trustees may elect to defer receipt of all or a portion of their annual compensation. As of January 1, 2003, the Board elected to require its members to defer a portion of their annual compensation pursuant to the plan.

     Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other BlackRock Trusts selected by the Directors/Trustees.

     The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. Each Trust may, however, elect to invest in common shares of those Trusts selected by the Directors/Trustees in order to match its deferred compensation obligations.

CHANGE IN FINANCIAL STATEMENT CLASSIFICATION FOR AMPS: In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities," effective for the current period, the Trusts have reclassified their Auction Market Preferred Shares ("preferred shares") outside of permanent equity in the net assets section of the statement of assets and liabilities. In addition, distributions to preferred shareholders are now classified as a component of net assets resulting from operations on the statement of operations and changes in net assets and as a component of the investment operations in the financial highlights. Prior period amounts presented have been restated to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trusts.

RECLASSIFICATION OF CAPITAL ACCOUNTS: In order to present undistributed (distribution in excess of) net investment income ("UNII") and accumulated net realized gain ("Accumulated Gain") more closely to its tax character the following accounts were increased (decreased):

TRUST                                       UNII            ACCUMULATED GAIN
--------                                 ----------         ----------------
Municipal Insured 2008                   $(146,604)            $146,604
Insured Municipal                         (180,781)             180,781
Municipal 2018                                 (11)                  11
Municipal Target                          (406,149)             406,149
Municipal Strategic                           (594)                 594
California Insured 2008                    (23,450)              23,450
California 2018                                 --                   --
Florida Insured 2008                      (125,352)             125,352
New York Insured 2008                     (362,239)             362,239
New York 2018                                   --                   --
Pennsylvania Strategic                        (355)                 355


NOTE 2. AGREEMENTS

Each Trust has an Investment  Advisory Agreement with BlackRock  Advisors,  Inc.
(the "Advisor"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Financial Management, Inc., a wholly owned subsidiary of BlackRock, Inc., serves as sub-advisor to the 2018 Trusts. BlackRock, Inc. is an indirect majority owned subsidiary of The PNCFinancial Services Group, Inc. The investment management agreement on the 2018 Trusts and Strategic Trusts covers both investment advisory and administration services. Each Trust in the 2008 Trusts has an Administration Agreement with Princeton Administrators, L.P. ("Princeton"), an indirect wholly owned affiliate of Merrill Lynch &Co., Inc. Insured Municipal has an Administration Agreement with UBS Global Asset Management (US) Inc. ("UBSGAM") (formerly Brinson Advisors, Inc.), an indirect wholly owned asset management subsidiary of UBS AG. Municipal Target has an Administration Agreement with Prudential Investments LLC ("PI"), an indirect wholly owned subsidiary of Prudential Financial, Inc.

     Each Trust's investment advisory fee paid to the Advisor is computed weekly and payable monthly based on an annual rate, 0.35% for the 2008 Trusts, Insured Municipal and Municipal Target, 0.40% for the 2018 Trusts and 0.60% for the Strategic Trusts, of the Trust's average weekly managed assets. "Managed assets" means the total assets of the Trust (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). The Advisor has voluntarily agreed to waive a portion of the investment advisory fee or other expenses on the Strategic Trusts as a percentage of managed assets as follows: 0.25% for the first five years of each of the Trust's operations, 0.20% in year six, 0.15% in year seven, 0.10% in year eight and 0.05% in year nine. The investment advisory fee and waiver amount (if applicable) for each Trust for the periods ended December 31, 2002, 2001 and 2000, were as follows:

                                         2002                            2001                            2000
                               -------------------------       -------------------------       -------------------------
TRUST                          ADVISORY FEE      WAIVER        ADVISORY FEE      WAIVER        ADVISORY FEE      WAIVER
--------                       ------------     --------       ------------     --------       ------------     --------
Municipal Insured 2008          $2,587,960      $     --        $2,559,177      $     --       $2,449,544       $     --
Insured Municipal                1,603,307            --         1,591,876            --        1,538,712             --
Municipal 2018                   1,461,097            --           179,716            --              N/A            N/A
Municipal Target                 2,778,280            --         2,759,379            --        2,682,707             --
Municipal Strategic              1,012,841       422,017         1,014,549       422,729          978,374        407,656
California Insured 2008            988,437            --           983,464            --          947,332             --
California 2018                    584,985            --            72,289            --              N/A            N/A
Florida Insured 2008               788,250            --           784,584            --          759,138             --
New York Insured 2008            1,041,318            --         1,029,581            --          990,342             --
New York 2018                      334,661            --            41,712            --              N/A            N/A
Pennsylvania Strategic             288,270       120,113           285,240       118,850          274,020        114,175

     The administration fee paid to each Trust's respective administrator, on other than the 2018 Trusts and Strategic Trusts, is computed weekly and payable monthly based on an annual rate, 0.10% to UBSGAM and Princeton and 0.07% to PI, of the Trust's average weekly managed assets. The total dollar amounts paid to the administrators by each Trust for the years ended December 31, 2002, 2001 and 2000, were as follows:

TRUST                               2002             2001             2000
--------                         ----------       ----------        ----------
Municipal Insured 2008            $739,417         $733,162          $699,870
Insured Municipal                  458,088          456,046           439,632
Municipal Target                   555,656          553,362           536,541
California Insured 2008            282,411          281,746           270,666
Florida Insured 2008               225,214          224,770           216,897
New York Insured 2008              297,520          294,958           282,955

     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of each Trust who are affiliated persons of the Advisor. The Advisor pays occupancy and certain clerical and accounting costs for the 2018 Trusts and the Strategic Trusts. Each Trust's administrator pays occupancy and certain clerical and accounting costs of their respective Trust(s). Each Trust bears all other costs and expenses, which include reimbursements to the Advisor for certain operational support services provided to each Trust.

     Pursuant to the terms of the custody agreement, each Trust received earning credits from its custodian for positive cash balances maintained, which are used to offset custody fees, in the following amounts:

TRUST                      EARNING CREDITS       TRUST                    EARNING CREDITS
--------                   ---------------       --------                 ---------------
Municipal Insured 2008         $11,776           California 2018              $37,333
Insured Municipal               11,070           Florida Insured 2008          11,840
Municipal 2018                  46,880           New York Insured 2008         10,015
Municipal Target                 8,723           New York 2018                 22,777
Municipal Strategic              9,011           Pennsylvania Strategic         7,448
California Insured 2008         12,203

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2002, were as follows:

TRUST                       PURCHASES       SALES           TRUST                     PURCHASES      SALES
--------                  ------------   ------------       --------                ------------  ------------
Municipal Insured 2008    $171,078,086   $199,722,118       California 2018         $ 71,928,149  $ 59,216,504
Insured Municipal          166,432,801    175,595,121       Florida Insured 2008     118,752,187   116,616,550
Municipal 2018             195,214,465    192,792,355       New York Insured 2008     93,595,935    89,504,829
Municipal Target           137,353,363    158,117,124       New York 2018             33,077,405    37,863,619
Municipal Strategic         20,975,034     24,157,437       Pennsylvania Strategic     3,373,598     3,757,468
California Insured 2008     91,892,686     90,084,800

     At December 31, 2002, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by each Trust were as follows:

TRUST                           COST         APPRECIATION     DEPRECIATION         NET
--------                    ------------     ------------     ------------     -----------
Municipal Insured 2008      $694,215,244     $57,903,008       $   39,993      $57,863,015
Insured Municipal            428,586,629      33,095,460          230,603       32,864,857
Municipal 2018               360,500,220       9,605,414        3,653,712        5,951,702
Municipal Target             750,698,838      51,795,351               --       51,795,351
Municipal Strategic          162,047,617      13,311,178        7,183,035        6,128,143
California Insured 2008      261,501,335      20,524,009           56,246       20,467,763
California 2018              143,953,739       3,659,446          830,130        2,829,316
Florida Insured 2008         218,637,971      12,514,311            5,052       12,509,259
New York Insured 2008        275,250,076      24,621,731            3,723       24,618,008
New York 2018                 81,167,211       3,394,180               --        3,394,180
Pennsylvania Strategic        44,185,634       3,441,927          231,017        3,210,910

     For Federal income tax purposes, the following Trusts had capital loss carryforwards at December 31, 2002. These amounts may be used to offset future realized capital gains, if any:

                        CAPITAL LOSS                                           CAPITAL LOSS
TRUST                CARRYFORWARD AMOUNT  EXPIRES     TRUST                  CARRYFORWARD AMOUNT  EXPIRES
--------             -------------------  -------     --------               -------------------  -------
Municipal 2018           $2,832,933        12/10      California 2018            $1,522,082        12/10
Municipal Strategic         760,288        06/10      New York 2018                 668,608        12/10
Municipal Strategic       1,802,842        06/09      Pennsylvania Strategic        408,700        06/10
Municipal Strategic         130,271        06/08      Pennsylvania Strategic        139,055        06/09

     Accordingly, no capital gain distributions are expected to be paid to shareholders of a Trust until that Trust has net realized capital gains in excess of its capital loss carryforward amounts. Each Trust in the Strategic Trusts has a tax year end of June 30th.

     Details of open financial futures contracts at December 31, 2002, were as follows:

                         NUMBER OF                      EXPIRATION    VALUE AT        VALUE AT         UNREALIZED
TRUST                    CONTRACTS        TYPE             DATE      TRADE DATE   DECEMBER 31, 2002   APPRECIATION
--------                 ---------  -----------------   ----------   ----------   -----------------   ------------
LONG POSITIONS:
  Insured Municipal          4      5 Yr. U.S. T-Note    Mar. '03     $441,328         $453,000          $11,672
  New York Insured 2008      4      5 Yr. U.S. T-Note    Mar. '03      441,328          453,000           11,672


NOTE 4. CAPITAL

There are 200 million of $0.01 par value common shares authorized for each of the 2008 Trusts, Insured Municipal and Municipal Target. There are an unlimited number of $0.001 par value common shares authorized for each of the 2018 Trusts and Strategic Trusts. Each Trust may classify or reclassify any unissued common shares into one or more series of preferred shares. At December 31, 2002, the common shares outstanding and the shares owned by affiliates of the Advisor of each Trust were as follows:

                                            COMMON
                                            SHARES                    COMMON
TRUST                                     OUTSTANDING              SHARES OWNED
--------                                  -----------              ------------
Municipal Insured 2008                    27,207,093                     --
Insured Municipal                         25,885,639                     --
Municipal 2018                            15,908,028                  8,028
Municipal Target                          45,410,639                     --
Municipal Strategic                        7,242,261                    651
California Insured 2008                   10,407,093                  7,093
California 2018                            6,433,028                  8,028
Florida Insured 2008                       8,707,093                  7,093
New York Insured 2008                     11,257,093                     --
New York 2018                              3,633,028                  8,028
Pennsylvania Strategic                     2,015,492                  4,551

     As of December 31, 2002, each Trust had the following series of preferred shares outstanding as listed in the table below. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends.

TRUST AND SERIES           SHARES              TRUST AND SERIES           SHARES
----------------           ------              ----------------           ------
Municipal Insured 2008                         California Insured 2008
T7                          4,660              W7                          2,622
R7                          2,060              W28                         1,560
T28                         2,060              California 2018
R28                         2,060              M7                          2,221

Insured Municipal                              Florida Insured 2008
M7                          4,216              R7                          3,366
M28                         2,600              New York Insured 2008
                                               F7                          2,672
Municipal 2018                                 F28                         1,710
W7                          2,752              New York 2018
R7                          2,752              T7                          1,256
Municipal Target                               Pennsylvania Strategic
W7                          5,964              W7                            700
F7                          3,000
W28                         3,000
Municipal Strategic
W7                          2,480

     Dividends on seven-day preferred shares are cumulative at a rate which is reset every seven days based on the results of an auction. Dividends on twenty-eight day preferred shares are cumulative at a rate which is reset every twenty-eight days based on the results of an auction. The dividend ranges on the preferred shares for each of the Trusts for the year ended December 31, 2002, were:

TRUST                      LOW     HIGH       TRUST                     LOW     HIGH
--------                   -----   -----      --------                  -----   -----
Municipal Insured 2008     0.75%   2.00%      California 2018           0.85%   1.63%
Insured Municipal          1.00    1.90       Florida Insured 2008      0.65    2.00
Municipal 2018             1.04    1.75       New York Insured 2008     0.80    2.75
Municipal Strategic        1.00    1.70       New York 2018             0.89    1.72
Municipal Target           1.00    2.08       Pennsylvania Strategic    0.80    1.65
California Insured 2008    0.70    1.85

     A Trust may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

     The preferred shares are redeemable at the option of each Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust's Declaration of Trust/Articles Supplementary, are not satisfied.

     The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two Directors/Trustees for each Trust. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in a Trust's sub-classification as a closed-end investment company or changes in its fundamental investment restrictions.


NOTE 5. DIVIDENDS

Subsequent to December 31, 2002, the Board of each Trust declared dividends from undistributed earnings per common share payable February 3, 2003, to shareholders of record on January 15, 2003. The per share common dividends declared were:

                         COMMON DIVIDEND                              COMMON DIVIDEND
TRUST                       PER SHARE         TRUST                      PER SHARE
--------                 ---------------      --------                ---------------
Municipal Insured 2008      $0.066250         California 2018            $0.061250
Insured Municipal            0.047917         Florida Insured 2008        0.062500
Municipal 2018               0.065000         New York Insured 2008       0.062500
Municipal Target             0.047917         New York 2018               0.061250
Municipal Strategic          0.075233         Pennsylvania Strategic      0.070417
California Insured 2008      0.064375

   The dividends declared on preferred shares for the period January 1, 2003 to January 31, 2003, for each of the Trusts were as follows:

                            DIVIDENDS                                  DIVIDENDS
TRUST AND SERIES            DECLARED       TRUST AND SERIES            DECLARED
----------------           ----------      ----------------           ----------
Municipal Insured 2008                     California Insured 2008
T7                         $106,248        W7                          $71,214
R7                           42,704        W28                          29,921
T28                          40,252        California 2018
R28                          85,346        M7                           37,690

Insured Municipal                          Florida Insured 2008
M7                           85,669        R7                          104,952
M28                          53,846        New York Insured 2008
                                           F7                           55,097
Municipal 2018                             F28                          35,414
W7                           71,497        New York 2018
R7                           70,809        T7                           30,885
Municipal Target                           Pennsylvania Strategic
W7                          153,633        W7                           16,772
F7                           60,420
W28                          55,590
Municipal Strategic
W7                           69,291

                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

     To the Shareholders and Boards of Directors and Trustees of The BlackRock Insured Municipal 2008 Term Trust, Inc., The BlackRock Insured Municipal Term Trust Inc., BlackRock Municipal 2018 Term Trust, The BlackRock Municipal Target Term Trust Inc., The BlackRock Strategic Municipal Trust, The BlackRock California Insured Municipal 2008 Term Trust Inc., BlackRock California Municipal 2018 Term Trust, The BlackRock Florida Insured Municipal 2008 Term Trust, The BlackRock New York Insured Municipal 2008 Term Trust Inc., BlackRock New York Municipal 2018 Term Trust and The BlackRock Pennsylvania Strategic Municipal Trust (collectively the "Trusts"):

     We have audited the accompanying statement of assets and liabilities of the Trusts including the schedule of investments, as of December 31, 2002, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trusts at December 31, 2002, the results of their operations, the changes in their net assets for each of the periods then ended, and the financial highlights for each of the periods then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP

February 7, 2003

DIRECTORS/TRUSTEES INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                 INDEPENDENT DIRECTORS/TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

Name, address, age           Andrew F. Brimmer                 Richard E. Cavanagh              Kent Dixon
                             P.O. Box 4546                     P.O. Box 4546                    P.O. Box 4546
                             New York, NY 10163-4546           New York, NY 10163-4546          New York, NY 10163-4546
                             Age: 76                           Age: 56                          Age: 65
--------------------------------------------------------------------------------------------------------------------------------
Current positions held       Lead Director/Trustee             Director/Trustee Audit           Director/Trustee Audit
with the Funds               Audit Committee Chairman(2)       Committee Member                 Committee Member2
--------------------------------------------------------------------------------------------------------------------------------
Term of office and length    3 years(2) / since inception(3)   3 years(2)/since inception(3,5)  3 years(2) / since inception(3)
of time served
--------------------------------------------------------------------------------------------------------------------------------
Principal occupations        President of Brimmer & Company,   President and Chief Executive    Consultant/Investor. Former
during the past five years   Inc., a Washington, D.C.-based    Officer of The Conference        President and Chief Executive
                             economic and financial            Board, Inc., a leading global    Officer of Empire Federal
                             consulting firm, also Wilmer D.   business membership              Savings Bank of America and
                             Barrett Professor of Economics,   organization, from               Banc PLUS Savings Association,
                             University of Massachusetts -     1995-present. Former Executive   former Chairman of the Board,
                             Amherst. Formerly member of the   Dean of the John F. Kennedy      President and Chief Executive
                             Board of Governors of the         School of Government at Harvard  Officer of Northeast Savings.
                             Federal Reserve System. Former    University from 1988-1995.
                             Chairman, District of Columbia    Acting Director, Harvard Center
                             Financial Control Board.          for Business and Government
                                                               (1991-1993). Formerly Partner
                                                               (principal) of McKinsey &
                                                               Company, Inc. (1980- 1988).
                                                               Former Executive Director of
                                                               Federal Cash Management, White
                                                               House Office of Management and
                                                               Budget (1977-1979). Co-author,
                                                               THE WINNING PERFORMANCE (best
                                                               selling management book
                                                               published in 13 national
                                                               editions).

--------------------------------------------------------------------------------------------------------------------------------
Number of portfolios         43(4)                             43(4)                            43(4)
overseen within the
fund complex
--------------------------------------------------------------------------------------------------------------------------------
Other Directorships held     Director of CarrAmerica Realty    Trustee Emeritus, Wesleyan       Former Director of ISFA (the
outside of the fund          Corporation and Borg-Warner       University, Trustee: Airplanes   owner of INVEST, a national
complex                      Automotive. Formerly Director     Group, Aircraft Finance Trust    securities brokerage service
                             of AirBorne Express,              (AFT) and Educational Testing    designed for banks and thrift
                             BankAmerica Corporation (Bank     Service (ETS). Director, Arch    institutions).
                             of America), Bell South           Chemicals, Fremont Group and
                             Corporation, College Retirement   The Guardian Life Insurance
                             Equities Fund (Trustee),          Company of America.
                             Commodity Exchange, Inc.
                             (Public Governor), Connecticut
                             Mutual Life Insurance Company,
                             E.I. du Pont de Nemours &
                             Company, Equitable Life
                             Assurance Society of the United
                             States, Gannett Company,
                             Mercedes-Benz of North America,
                             MNC Financial Corporation
                             (American Security Bank), NCM
                             Capital Management, Navistar
                             International Corporation, PHH
                             Corp. and UAL Corporation
                             (United Airlines).

--------------------------------------------------------------------------------------------------------------------------------
For "Interested Director/
Trustee" Relationships,
events or transactions by
reason of which the
Director/Trustee is an
interested person as
defined in Section
2(a)(19)(1940 Act)
--------------------------------------------------------------------------------------------------------------------------------


----------
(1) Interested Director/Trustee as defined by Section 2(a)(19) of the Investment Company Act of 1940.

(2) The Board is classified into three classes of which one class is elected annually. Each Director/Trustee serves a three year term concurrent with the class from which he is elected.

(3) Commencement of investment operations (September 28, 1992, for the 2008 Trusts, February 28, 1992, for Insured Municipal, October 30, 2001, for the 2018 Trusts, September 30, 1991, for Municipal Target and August 25, 1999, for the Strategic Trusts).

(4) The fund complex currently consists of 43 separate closed-end funds, each with one investment portfolio.

(5) For the 2008 Trusts, Insured Municipal and Municipal Target appointed Director on 08/11/94.

(6)  For Insured Municipal and Municipal Target appointed Director on 06/19/92.

-----------------------------------------------------------------------------------------
                      INDEPENDENT DIRECTORS/TRUSTEES (CONTINUED)
-----------------------------------------------------------------------------------------
Frank J. Fabozzi             James Clayburn La Force, Jr.    Walter F. Mondale
P.O. Box 4546                P.O. Box 4546                   P.O. Box 4546
New York, NY 10163-4546      New York, NY 10163-4546         New York, NY 10163-4546
Age: 54                      Age: 74                         Age: 75
-----------------------------------------------------------------------------------------
Director/Trustee             Director/Trustee                Director/Trustee
-----------------------------------------------------------------------------------------
3 years(2) /                 3 years(2) /                    3 years(2) /
since inception(3)           since inception(3,6)            since inception(3,7)
-----------------------------------------------------------------------------------------
Consultant. Editor of THE    Dean Emeritus of The John E.    Partner, Dorsey & Whitney, a
JOURNAL OF PORTFOLIO         Anderson Graduate School of     law firm (December
MANAGEMENT and Adjunct       Management, University of       1996-present, September
Professor of Finance at      California since July 1,        1987-August 1993). Formerly
the School of Management     1993. Acting Dean of The        U.S. Ambassador to Japan
at Yale University. Author   School of Business, Hong        (1993-1996). Formerly Vice
and editor of several        Kong University of Science      President of the United
books on fixed income        and Technology 1990-1993.       States, U.S. Senator and
portfolio management.        From 1978 to September 1993,    Attorney General of the
Visiting Professor of        Dean of The John E. Anderson    State of Minnesota. 1984
Finance and Accounting at    Graduate School of              Democratic Nominee for
the Sloan School of          Management, University of       President of the United
Management, Massachusetts    California.                     States.
Institute of Technology
from 1986 to August 1992.
-----------------------------------------------------------------------------------------
43(4)                        43(4)                           43(4)
-----------------------------------------------------------------------------------------
Director, Guardian Mutual    Director, Jacobs Engineering
Funds Group (18              Group, Inc., Payden & Rygel
portfolios).                 Investment Trust, Provident
                             Investment Counsel Funds.
                             Advisors Series Trust, Arena
                             Pharmaceuticals, Inc. and
                             CancerVax Corporation.

-----------------------------------------------------------------------------------------



-------------------------------------------------------------
              INTERESTED DIRECTORS/TRUSTEES(1)
-------------------------------------------------------------
Ralph L. Schlosstein(1)         Robert S. Kapito(1)
40 East 52nd Street             40 East 52nd Street
New York, NY 10154              New York, NY 10154
Age: 51                         Age: 45
-------------------------------------------------------------
Chairman of the Board           President and
                                Director/Trustee
-------------------------------------------------------------
3 years(2) /                    3 years(2) /
since inception(3,8)            since August 22, 2002
-------------------------------------------------------------
Director since 1999 and         Vice Chairman of BlackRock,
President of BlackRock, Inc.    Inc. Head of the Portfolio
since its formation in 1998     Management Group. Also a
and of BlackRock, Inc.'s        member of the Management
predecessor entities since      Committee, the Investment
1988. Member of the             Strategy Group, the Fixed
Management Committee and        Income and Global Operating
Investment Strategy Group of    Committees and the Equity
BlackRock, Inc. Formerly,       Investment Strategy Group.
Managing Director of Lehman     Responsible for the
Brothers, Inc. and Co-head      portfolio management of the
of its Mortgage and Savings     Fixed Income, Domestic
Institutions Group.             Equity and International
Currently, Chairman of each     Equity, Liquidity, and
of the closed-end Trusts in     Alternative Investment
which BlackRock Advisors,       Groups of BlackRock.
Inc. acts as investment         Currently President and a
advisor.                        Director/Trustee of each of
                                the closed-end Trusts in
                                which BlackRock Advisors,
                                Inc. acts as investment
                                advisor.
-------------------------------------------------------------
43(4)                           43(4)
-------------------------------------------------------------
Chairman and President of       Chairman of the Hope and
the BlackRock Provident         Heroes Children's Cancer
Institutional Funds (10         Fund. President of the Board
portfolios) and Director of     of Directors of the
several of BlackRock's          Periwinkle National Theatre
alternative investment          for Young Audiences.
vehicles. Currently, a          Director of icruise.com,
Member of the Visiting Board    Corp.
of Overseers of the John F.
Kennedy School of Government
at Harvard University, the
Financial Institutions
Center Board of the Wharton
School of the University of
Pennsylvania, a Trustee of
Trinity School in New York
City and a Trustee of New
Visions for Public Education
in New York City. Formerly,
a Director of Pulte
Corporation and a Member of
Fannie Mae's Advisory
Council.
-------------------------------------------------------------
Director and President of       Vice Chairman of the
the Advisor.                    Advisor.

-------------------------------------------------------------


----------
(7) For the 2008 Trusts, Insured Municipal and Municipal Target except during the period, 8/12/93 through 4/15/97 and except during the period 10/31/02 through 11/11/02 for all of the Trusts.

(8) Director/Trustee since inception; appointed Chairman of the Board on August 22, 2002.

                           DIVIDEND REINVESTMENT PLANS
--------------------------------------------------------------------------------

     Pursuant to each Trust's Dividend Reinvestment Plan (the "Plan"), common shareholders of the 2008 Trusts, Insured Municipal and Municipal Target may elect to enroll, while the common shareholders of the 2018 Trusts and Strategic Trusts are automatically enrolled, to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in the respective Trust's shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

     After a 2008 Trust, Insured Municipal, 2018 Trust and/or Municipal Target declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants' account, by the purchase of outstanding shares on the open market, on the Trust's primary exchange or elsewhere ("open market purchases"). These Trusts will not issue any new shares under the Plan.

     After a Strategic Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants' account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open market purchases.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

     Each Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan, however, each Trust reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at 150 Royall Street, Canton, MA 02021 or (800) 699-1BFM.

                              INVESTMENT SUMMARIES
--------------------------------------------------------------------------------

WHO MANAGES THE TRUSTS?

BlackRock Advisors, Inc. (the "Advisor") manages the Trusts. The Advisor is a wholly owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $273 billion of assets under management as of December 31, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is majority owned by The PNC Financial Services Group, Inc. (NYSE: PNC), and by BlackRock employees.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trusts' common shares are traded on either the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX") both of which provide investors with liquidity on a daily basis. Orders to buy or sell shares of the Trusts must be placed through a registered broker or financial advisor. The Trusts pay monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the respective Trust through its transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUSTS

The Trusts employ leverage primarily through the issuance of preferred shares. Leverage permits the Trusts to borrow money at short-term rates and reinvest that money in longer-term assets, which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the potential benefit to the Trusts from leverage.

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trusts, which can improve the performance of the Trusts in a declining interest rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Advisor's portfolio managers continuously monitor and regularly review each Trust's use of leverage and may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUSTS

The Trusts are intended to be long-term investments and are not short-term trading vehicles.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trusts are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividends the Trusts are currently paying.

LEVERAGE. The Trusts utilize leverage through the issuance of preferred shares, which involves special risks. The Trusts' NAV and market value may be more volatile due to the use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trusts trade on the NYSE or the AMEX and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their NAV.

MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in a Trust have, a Trust may be subject to certain reinvestment risks in environments of declining interest rates.

HIGH YIELD RISK. The Trusts may invest in high yield bonds, which involves additional risks, including credit risk. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. A Trust's investment in lower grade securities will expose the Trust to greater risk than if the Trust owned only higher grade securities.

ILLIQUID SECURITIES. The Trusts may invest in securities that are illiquid, although under current market conditions the Trusts expect to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in a Trust's business or management more difficult without the approval of a Trust's Board and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

ALTERNATIVE MINIMUM TAX (AMT). The Trusts may invest in securities subject to alternative minimum tax.

BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST

INVESTMENT OBJECTIVE

The Trust's investment objectives are to provide current income exempt from regular Federal income tax and to return $15 per share (the initial public offering price per share) to investors on or about December 31, 2008.

WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest at least 80% of its total assets in municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of its total assets in uninsured municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Advisor to be of comparable credit quality.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) on or about December 31, 2008. The Advisor will implement a strategy that will seek to closely match the maturities or call provisions of the assets of the portfolio with the future return of the initial investment at the end of 2008. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold or called, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations and retaining a portion of its income each year.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from regular Federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive tax-exempt income. In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date may be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely the return of the initial offering price will be emphasized.


BLACKROCK INSURED MUNICIPAL TERM TRUST

INVESTMENT OBJECTIVE

The Trust's investment objectives are to provide current income exempt from regular Federal income tax and to return $10 per share (the initial public offering price per share) to investors on or about December 31, 2010.

WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest at least 80% of its total assets in municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of its total assets in uninsured municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Advisor to be of comparable credit quality.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) on or about December 31, 2010. The Advisor will implement a strategy that will seek to closely match the maturities or call provisions of the assets of the portfolio with the future return of the initial investment at the end of 2010. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold or called, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations and retaining a portion of its income each year.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from regular Federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive tax-exempt income. In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date may be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

BLACKROCK MUNICIPAL 2018 TERM TRUST

INVESTMENT OBJECTIVE

The Trust's investment objectives are to provide current income that is exempt from regular Federal income tax and to return $15 per common share (the initial public offering price per common share) to holders of common shares on or about December 31, 2018.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to manage its assets so that at the time of investment, at least 80% of its investments are rated investment grade (BBB by S&P or Baa by Moody's) and up to 20% of its assets are rated below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) on or about December 31, 2018. The Advisor will implement a strategy that will seek to closely match the maturities or call provisions of the assets of the portfolio with the future return of the initial investment at the end of 2018. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold or called, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations and retaining a portion of its income each year.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from regular Federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive tax-exempt income. In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date may be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.


BLACKROCK MUNICIPAL TARGET TERM TRUST

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income that is exempt from regular Federal income tax and to return $10 per common share (the initial public offering price per common share) to holders of common shares on or about December 31, 2006.

WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest substantially all of its assets in municipal obligations which are rated Aaa by Moody's or AAA by S&P or are covered by insurance or a guarantee of the timely payment of both principal and interest from an entity having a Aaa or AAA rating or are determined by the Advisor to be of comparable credit quality.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) on or about December 31, 2006. The Advisor will implement a strategy that will seek to closely match the maturities or call provisions of the assets of the portfolio with the future return of the initial investment at the end of 2006. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold or called, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations and retaining a portion of its income each year.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from regular Federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive tax-exempt income. In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date may be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

BLACKROCK STRATEGIC MUNICIPAL TRUST

INVESTMENT OBJECTIVE

The Trust's investment objectives are to provide current income exempt from regular Federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to manage its assets so that at the time of investment, at least 80% of its investments are rated investment grade (BBB by S&P or Baa by Moody's), or securities that are unrated but deemed to be of comparable quality by the Advisor. The Trust may invest up to 20% of its total assets in securities that are rated, at the time of investment, below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will manage the assets of the Trust in accordance with the Trust's investment objectives and policies by investing primarily in municipal bonds that pay interest that is exempt from regular Federal income tax. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to maintain an average portfolio maturity of 15 years or more, but the average may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".


BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal and California income tax and to return $15 per share (the initial public offering price per share) to investors on or about December 31, 2008.

WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest at least 80% of its total assets in California municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of total assets in uninsured California municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Advisor to be of comparable credit quality.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) on or about December 31, 2008. The Advisor will implement a strategy that will seek to closely match the maturities or call provisions of the assets of the portfolio with the future return of the initial investment at the end of 2008. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold or called, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of California municipal obligations and retaining a portion of its income each year.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from regular Federal and California income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive tax-exempt income. In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date may be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

BLACKROCK CALIFORNIA MUNICIPAL 2018 TERM TRUST

INVESTMENT OBJECTIVE

The Trust's investment objectives are to provide current income that is exempt from regular Federal and California income taxes and to return $15 per common share (the initial public offering price per common share) to holders of common shares on or about December 31, 2018.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to manage its assets so that at the time of investment, at least 80% of its investments are rated investment grade (BBB by S&P's or Baa by Moody's) and up to 20% of its assets are rated below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor. The Trust intends to invest primarily all of the assets in a portfolio of California municipal obligations, which include debt obligations issued by the state of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal and California income taxes.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) on or about December 31, 2018. The Advisor will implement a strategy that will seek to closely match the maturities or call provisions of the assets of the portfolio with the future return of the initial investment at the end of 2018. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold or called, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations and retaining a portion of its income each year.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from regular Federal and California income taxes to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive tax-exempt income. In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date may be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.


BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal income tax and Florida intangible personal property taxes and to return $15 per share (the initial public offering price per share) to investors on or about December 31, 2008.

WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest at least 80% of its total assets in Florida municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of its total assets in uninsured Florida municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Advisor to be of comparable credit quality.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) on or about December 31, 2008. The Advisor will implement a strategy that will seek to closely match the maturities or call provisions of the assets of the portfolio with the future return of the initial investment at the end of 2008. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold or called, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of Florida municipal obligations and retaining a portion of its income each year.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from regular Federal income tax and Florida intangible personal property taxes to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive tax-exempt income. In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date may be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal, New York State and New York City income tax and to return $15 per share (the initial public offering price per share) to investors on or about December 31, 2008.

WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest at least 80% of its total assets in a portfolio of New York municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of total assets in uninsured New York municipal obligations which are rated Aaa by Moody's or AAA by S&P or are determined by the Advisor to be of comparable credit quality.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) on or about December 31, 2008. The Advisor will implement a strategy that will seek to closely match the maturities or call provisions of the assets of the portfolio with the future return of the initial investment at the end of 2008. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold or called, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of New York municipal obligations and retaining a portion of its income each year.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from regular Federal income tax and New York State and New York City personal income taxes to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive tax-exempt income. In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date may be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.


BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST

INVESTMENT OBJECTIVE

The Trust's investment objectives are to provide current income that is exempt from regular Federal income tax and New York State and New York City personal income taxes and to return $15 per common share (the initial public offering price per common share) to holders of common shares on or about December 31, 2018.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to manage its assets so that at the time of investment, at least 80% of its investments are rated investment grade (BBB by S&P or Baa by Moody's) and up to 20% of its assets are rated below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor. The Trust intends to invest primarily all of the assets in a portfolio of New York municipal obligations, which include debt obligations issued by the state of New York, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal and New York income taxes.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) on or about December 31, 2018. The Advisor will implement a strategy that will seek to closely match the maturities or call provisions of the assets of the portfolio with the future return of the initial investment at the end of 2018. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold or called, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek to meet its objective by actively managing its portfolio of municipal obligations and retaining a portion of its income each year.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from regular Federal income tax and New York State and New York City personal income taxes to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive tax-exempt income. In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date may be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST

INVESTMENT OBJECTIVE

The Trust's investment objectives are to provide current income that is exempt from regular Federal and Pennsylvania income taxes and to invest in municipal bonds that over time will perform better than the broader Pennsylvania municipal bond market.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to manage its assets so that at the time of investment, at least 80% of its investments are rated investment grade (BBB by S&P or Baa by Moody's), or securities that are unrated but deemed to be of comparable quality by the Advisor. The Trust may invest up to 20% of its total assets in securities that are rated, at the time of investment, below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor. The Trust intends to invest primarily all of the assets in a portfolio of Pennsylvania municipal obligations, which include debt obligations issued by the state of Pennsylvania, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal and Pennsylvania income taxes.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will manage the assets of the Trust in accordance with the Trust's investment objectives and policies by investing in Pennsylvania municipal obligations or other municipal bonds. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to maintain an average portfolio maturity of 10-15 years, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     There have been no material changes in the Trusts' investment objectives or policies that have not been approved by the shareholders or to their charters or by-laws or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts' portfolios.

     We are required by the Internal Revenue Code to advise you within 60 days of a Trust's tax year-end as to the Federal tax status of dividends and distributions paid by the Trusts during such tax year. Accordingly, during the tax year-ended December 31, 2002, the Trusts (excluding the Strategic Trusts, which have June 30th tax year-ends) paid dividends and distributions per common share as follows:

                        TAX-EXEMPT    LONG-TERM                                             TAX-EXEMPT    LONG-TERM
TRUST                     INCOME     CAPITAL GAIN    TOTAL        TRUST                       INCOME     CAPITAL GAIN    TOTAL
-----                   ----------   ------------  ----------     -----                     ----------   ------------  ----------
Municipal Insured 2008                                            California Insured 2008
     Common Shares       $0.795000    $0.036867    $0.831867           Common Shares         $0.805200    $0.139866    $0.945066
     Preferred Shares:                                                 Preferred Shares:
        T7                0.055429     0.003118     0.058547              W7                  0.062822     0.017169     0.079991
        R7                0.021252     0.001217     0.022469              W28                 0.047190     0.010022     0.057212
        T28               0.024854     0.001405     0.026259      California 2018
        R28               0.024510     0.001367     0.025877           Common Shares          0.735000           --     0.735000
Insured Municipal                                                      Preferred Shares M7    0.113562           --     0.113562
     Common Shares        0.575013     0.096527     0.671540      Florida Insured 2008
     Preferred Shares:                                                 Common Shares          0.750000     0.176720     0.926720
        M7                0.047581     0.009399     0.056980           Preferred Shares R7    0.113206     0.037643     0.150849
        M28               0.030696     0.006105     0.036801      New York Insured 2008
Municipal 2018                                                         Common Shares          0.750000     0.116327     0.866327
     Common Shares        0.780000           --     0.780000           Preferred Shares:
     Preferred Shares:                                                    F7                  0.066577     0.014898     0.081475
        W7                0.060661           --     0.060661              F28                 0.047624     0.010452     0.058076
        R7                0.059187           --     0.059187      New York 2018
Municipal Target                                                       Common Shares          0.735000           --     0.735000
     Common Shares        0.598328     0.037061     0.635389           Preferred Shares R7    0.114479           --     0.114479
     Preferred Shares:
        W7                0.041282     0.004273     0.045555
        F7                0.019845     0.002103     0.021948
        W28               0.021088     0.002228     0.023316

     Quarterly performance and other information regarding the Trusts may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds/index.html. This reference to BlackRock's website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended, to incorporate BlackRock's website into this report.

     Certain of the officers of the Trusts listed on the inside back cover of this Report to Shareholders are also officers of the Advisor or Sub-Advisor. They serve in the following capacities for the Advisor or Sub-Advisor: Robert S. Kapito--Director and Vice Chairman of the Advisor and Vice Chairman of the Sub-Advisor, Kevin M. Klingert--Director and Managing Director of the Advisor and Managing Director of the Sub-Advisor, Henry Gabbay and Anne Ackerley--Managing Directors of the Advisor and the Sub-Advisor and Richard M. Shea and James Kong--Managing Directors of the Sub-Advisor.

                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:         Investment  vehicle  which  initially  offers  a  fixed
                         number of shares and trades on a stock  exchange.  Each
                         Trust   invests  in  a  portfolio  of   securities   in
                         accordance with its stated investment objectives and policies.

DISCOUNT:                When a Trust's  net  asset  value is  greater  than its
                         market price, the Trust is said to be trading at a discount.

DIVIDEND:                Income  generated  by  securities  in a  portfolio  and
                         distributed to shareholders after the deduction of expenses. Each Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:   Common   shareholders   may  have  all   dividends  and
                         distributions of capital gains automatically reinvested into additional shares of their respective Trust.

MARKET PRICE:            Price per share of a security  trading in the secondary
                         market. For each Trust, this is the price at which one share of a Trust trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):   Net  asset  value  is the  total  market  value  of all
                         securities and other assets held by a Trust,  including
                         income   accrued   on  its   investments,   minus   any
                         liabilities including accrued expenses, divided by the total number of outstanding common shares. It is the underlying value of a single common share on a given day. Net asset value for each Trust is calculated weekly and published in BARRON'S on Saturday and THE
                         WALL STREET JOURNAL on Monday.

PREMIUM: When a Trust's market price is greater than its net asset value, the Trust is said to be trading at a premium.

PREREFUNDED BONDS:       These securities are collateralized by U.S.  Government
                         securities which are held in escrow and are used to pay
                         principal and interest on the  tax-exempt  issue and to
                         retire  the  bond  in  full  at  the  date   indicated,
                         typically at a premium to par.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                           BlackRock Closed-End Funds


Directors/Trustees
   Ralph L. Schlosstein, CHAIRMAN(1)
   Andrew F. Brimmer
   Richard E. Cavanagh
   Kent Dixon
   Frank J. Fabozzi
   Robert S. Kapito1
   James Clayburn La Force, Jr.
   Walter F. Mondale
Officers
   Robert S. Kapito, PRESIDENT(1)
   Kevin M. Klingert, VICE PRESIDENT
   Richard M. Shea, VICE PRESIDENT/TAX
   Henry Gabbay, TREASURER
   James Kong, ASSISTANT TREASURER
   Anne Ackerley, SECRETARY
Investment Advisor
   BlackRock Advisors, Inc.
   100 Bellevue Parkway
   Wilmington, DE 19809
   (800) 227-7BFM
Sub-Advisor(2)
   BlackRock Financial Management, Inc.
   40 East 52nd Street
   New York, NY 10022
Custodian
   State Street Bank and Trust Company
   One Heritage Drive
   North Quincy, MA 02171
Transfer Agent
   EquiServe Trust Company, N.A.
   150 Royall Street
   Canton, MA 02021
   (800) 699-1BFM
Auction Agent(2)
   Bank of New York
   5 Penn Plaza, 13th Floor
   New York, NY 10001
Auction Agent(3)
   Deutsche Bank Trust Company Americas
   4 Albany Street
   New York, NY 10006
Independent Accountants
   Deloitte & Touche LLP
   200 Berkeley Street
   Boston, MA 02116
Legal Counsel
   Skadden, Arps, Slate, Meagher & Flom LLP
   Four Times Square
   New York, NY 10036
Legal Counsel - Independent Directors/Trustees
   Debevoise & Plimpton
   919 Third Avenue
   New York, NY 10022

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares. Statements and other information contained in this report are as dated and are subject to change.

BlackRockAdvisors, Inc.(4)              Princeton Administrators, L.P.(4)
100 Bellevue Parkway                    P.O. Box 9095
Wilmington, DE 19809                    Princeton, NJ 08543-9095
(800) 227-7BFM                          (800) 543-6217

Municipal 2018                          Insured Municipal 2008
Strategic Municipal                     California Insured
California Municipal 2018                 Municipal 2008
New York Municipal 2018                 Florida Insured
Pennsylvania Strategic                    Municipal 2008
  Municipal                             New York Insured
                                          Municipal 2008


Prudential Investments LLC(4)           UBS Global Asset Management (US) Inc.(4)
Gateway Center Three                    51 West 52nd Street
100 Mulberry Street                     21st Floor
Newark, NJ 07102-4077                   New York, NY 10019
(800) 227-7BFM                          (800) 227-7BFM

Municipal Target                        Insured Municipal

----------
(1) Laurence D. Fink has resigned his positions as Director/Trustee and Chairman of the Board effective August 22, 2002, and will continue as Chairman and Chief Executive Officer of BlackRock, Inc. and Chief Executive Officer of BlackRock Advisors, Inc. The Board of Directors/Trustees elected Ralph L. Schlosstein as the new Chairman of the Board, elected Robert S. Kapito as the new President of the Trust and appointed Robert S. Kapito as a new Director/Trustee of the Board effective August 22, 2002.

(2)  For the 2018 Trusts only.

(3)  For the Trusts, except the 2018 Trusts.

(4) Provides administrative services for the Trust(s) listed directly below its name.

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trusts at (800) 227-7BFM.

This report is for shareholder information. This is not a prospectus for use in the purchase or sale of Trust shares. Statements and other information contained in this report are as dated and are subject to change.

[LOGO]
BLACKROCK